UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Address of principal executive offices) (Zip code)

GORDON M. SHONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-3000
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Date of fiscal year end: 12/31
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Date of reporting period: 12/31/07
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ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Lifestyle Portfolios

Annual Report
12.31.07

John Hancock

Lifestyle Aggressive Portfolio

Goal and strategy

The Portfolio seeks long-term growth of capital. Current income is not a consideration. To pursue this goal, the Portfolio, which is a fund-of-funds, normally invests 100% of its assets in affiliated underlying funds that invest primarily in equity securities.

Target Asset Allocation

Equity	% of Total

U.S. Large Cap	40%

U.S. Mid Cap	13%

U.S. Small Cap	12%

Foreign Small Cap	12%

Foreign Large Cap	8%

Foreign Mid Cap	8%

Natural Resources	4%

Emerging Markets	3%

As a percentage of net assets on December 31, 2007.

Performance review

For the 12 months ended December 31, 2007, John Hancock Lifestyle Aggressive Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares returned 8.00%, 7.23%, 7.21%, 7.48%, 7.92%, 8.13%, 7.85%, 8.13%, 8.42% and 8.54%, respectively, at net asset value. In comparison, the Portfolio’s benchmark index — the S&P 500 Index — returned 5.49% during the same period.

Outperformance

The Portfolio benefited significantly from its international allocations. International Core (GMO), with an 8% position in the Portfolio, performed well, helped by positions in the German consumer discretionary sector and in United Kingdom telecommunications stocks. Also contributing to the Portfolio was a 3% position we initiated in May to Emerging Markets Value (DFA). Emerging markets as an asset class benefited from strong economic growth across a variety of developing nations. Natural Resources (Wellington), a 4% stake in the Portfolio, finished the year with exceptional gains fueled by strength in crude oil prices, industrial metals and other commodities. Excellent stock selection in both the energy, and metals and mining segments helped the fund significantly beat its benchmark.

One of the Portfolio’s largest holdings and best contributors was Blue Chip Growth (T. Rowe Price). This large-cap growth fund benefited from a combination of excellent stock picks in the energy sector and an overweighting in technology, one of the stronger sectors in 2007. Two mid-cap growth funds, Vista (American Century) and Mid Cap Stock (Wellington), also added to the Portfolio’s performance. Both funds benefited from their materials and industrial holdings and from excellent security selection in the consumer discretionary sector.

One holding that detracted from performance was Quantitative Value (MFC Global U.S.A.), a large-cap value strategy that was hurt by its exposure to the troubled financials sector. Likewise, Core Equity (Legg Mason), run by well-known value manager Bill Miller, suffered because of its relatively high exposure to stocks linked to housing. Poor security selection in telecommunications and an underweight to the energy sector also hurt performance.

Over the course of the year, in addition to the move into emerging-market equities, we made a small shift from small caps to mid caps. Additionally, toward the end of the year, we began a reallocation from small- and mid-cap holdings into large-caps. We believe large caps have greater potential to outperform during periods of slower economic growth.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE . . . AND WHAT’S BEHIND THE NUMBERS

Natural Resources	▲	Robust commodity prices
(Wellington)

Emerging Markets	▲	Dynamic growth in developing nations
Value (DFA)

Core Equity	▼	Exposure to housing, underweight to energy
(Legg Mason)

Lifestyle Portfolios | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in two comparable indices.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Period beginning	10-18-05	10-18-05	9-18-06	9-18-06	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05

Without sales charge	13,017	13,023	11,739	11,790	11,826	13,187	13,249	13,323	13,355

With maximum sales charge	12,717	13,023	11,739	11,790	11,826	13,187	13,249	13,323	13,355

S&P 500 Index	12,867	12,867	11,398	11,398	11,398	12,867	12,867	12,867	12,906

MSCI EAFE Gross Index[2]	15,188	15,188	12,324	12,324	12,324	15,188	15,188	15,188	14,745

Performance chart

Cumulative total returns with maximum sales charge (POP) for the period ending December 31, 2007

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Inception	10-18-05	10-18-05	10-18-05	9-18-06	9-18-06	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05

Since inception	25.59%	27.17%	30.23%	17.39%	17.90%	18.26%	31.87%	32.49%	33.23%	33.55%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 5-1-08. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.55%, Class B — 2.26%, Class C — 2.26%, Class R — 1.86%, Class R1 — 1.61%, Class R2 — 1.36%, Class R3 — 1.63%, Class R4 — 1.44%, Class R5 — 1.14% . Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.56%, Class B — 2.45%, Class C — 2.27%, Class R — 11.57%, Class R1 — 13.80%, Class R2 — 13.15%, Class R3 — 3.12%, Class R4 — 2.29%, Class R5 — 4.98% . The net expenses equal the gross expenses and are as follows: Class 1 — 1.02% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Since inception performance is calculated with an opening price (prior day’s close) on inception date.

1 For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

2 Index as of closest month end to inception date.

Annual report | Lifestyle Portfolios

John Hancock

Lifestyle Growth Portfolio

Goal and strategy

The Portfolio seeks long-term growth of capital. Current income is also a consideration. To pursue this goal, the Portfolio, which is a fund-of-funds, normally invests approximately 80% of its assets in affiliated underlying funds that invest primarily in equity securities and approximately 20% of its assets in affiliated underlying funds that invest primarily in fixed-income securities.

Target Asset Allocation

Equity	% of Total

U.S. Large Cap	40%

U.S. Mid Cap	8%

Foreign Small Cap	7%

Foreign Mid Cap	6%

Foreign Large Cap	6%

U.S. Small Cap	6%

Natural Resources	3%

Emerging Markets	2%

Real Estate	2%

Fixed Income	% of Total

High Yield Bond	7%

Intermediate-term bond	4%

Multi-sector bond	4%

Treasury Inflation
Protected Securities	3%

Global bond	2%

As a percentage of net assets on December 31, 2007.

Note to shareholders

In September 2007, shareholders of John Hancock Allocation Growth + Value Portfolio approved the merger of their portfolio into John Hancock Lifestyle Growth Portfolio.

Performance review

For the 12 months ended December 31, 2007, John Hancock Lifestyle Growth Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 1 and Class 5 shares returned 6.96%, 6.14%, 6.19%, 6.47%, 6.75%, 6.91%, 6.69%, 6.95%, 7.31%, 7.44% and 7.42%, respectively, at net asset value. In comparison, the Portfolio’s benchmark index — a blended index combining 80% S&P 500 Index and 20% Lehman Brothers U.S. Aggregate Index — returned 5.88% during the same period.

Outperformance

The Portfolio benefited significantly from the strong performance of international funds. International Opportunities (Marsico), with a 4% position in the Portfolio, performed exceptionally well, helped by positions in Hong Kong telecommunications and Canadian materials. Also contributing to the Portfolio was a 2% position we initiated in May to Emerging Markets Value (DFA). Emerging markets as an asset class benefited from strong economic growth across a variety of developing nations. Natural Resources (Wellington), a 3% stake in the Portfolio, finished the year with exceptional gains fueled by strength in crude oil prices, industrial metals and other commodities. Excellent stock selection in both the energy, and metals and mining segments helped the fund significantly beat its benchmark.

Another solid contributor to the Portfolio was Blue Chip Growth (T. Rowe Price). This large-cap growth fund benefited from a combination of excellent stock picks in the energy equipment and services segment as well as an overweighting in technology, one of the stronger sectors in 2007. Two mid-cap growth funds, Vista (American Century) and Mid Cap Stock (Wellington), also added to the Portfolio’s performance.

One holding that detracted from performance was Quantitative Value (MFC Global U.S.A.), a large-cap value strategy that was hurt by its exposure to the troubled financials sector. Likewise, Core Equity (Legg Mason), run by well-known value manager Bill Miller, suffered because of its relatively high exposure to stocks linked to housing. Poor security selection in telecommunications and an underweight to the energy sector also hurt performance. The Portfolio’s performance also was weighed down by its real estate exposure. Both Real Estate Equity (T. Rowe Price) and Global Real Estate (Deutsche) struggled, as real estate markets sold off after a good year in 2006.

Our 20% allocation to fixed income hurt performance, specifically, our allocation to high yield. Partially offsetting this allocation were the strong returns from Real Return Bond (PIMCO) and Global Bond (PIMCO), which benefited from the flight to quality that occurred during the year, and exposure to non-U.S. currencies, respectively. Over the course of the year, in addition to the move into emerging market equities, we made a small shift from small caps to mid caps. Additionally, toward the end of year, we began a reallocation from small- and mid-cap holdings into large caps.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE . . . AND WHAT’S BEHIND THE NUMBERS

Natural Resources	▲	Robust commodity prices
(Wellington)

Emerging Markets	▲	Dynamic growth in developing nations
Value (DFA)

Real estate funds	▼	Global real estate market selloff

Lifestyle Portfolios | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended Index.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]	Class 5[1]

Period beginning	10-18-05	10-18-05	9-18-06	9-18-06	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Without sales charge	12,533	12,535	11,460	11,503	11,525	12,673	12,741	12,821	12,853	11,805

With maximum sales charge	12,233	12,535	11,460	11,503	11,525	12,673	12,741	12,821	12,853	11,805

Index [2,3]	12,411	12,411	11,180	11,180	11,180	12,411	12,411	12,411	12,226	11,771

Performance chart

Cumulative total returns with maximum sales charge (POP) for the period ending December 31, 2007

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]	Class 5[1]

Inception	10-18-05	10-18-05	10-18-05	9-18-06	9-18-06	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Since inception	20.93%	22.33%	25.35%	14.60%	15.03%	15.25%	26.73%	27.41%	28.21%	28.53%	18.05%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 1 and Class 5 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 5-1-08. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class B — 2.22%, Class R — 1.82%, Class R1 — 1.56%, Class R2 — 1.32%, Class R3 — 1.58%, Class R4 — 1.40%, Class R5 — 1.07% . Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class B — 2.27%, Class R — 13.28%, Class R1 — 13.82%, Class R2 — 13.61%, Class R3 —2.22%, Class R4 — 1.67%, Class R5 — 2.27% . The net expenses equal the gross expenses and are as follows: Class A — 1.45%, Class C — 2.16%, Class 1 — 0.98%, Class 5 — 0.93% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Since inception performance is calculated with an opening (prior day’s close) on the inception date.

1 For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 1 and Class 5 share prospectuses.

2 Index as of closest month end to inception date.

3 The blended index is comprised of 80% of the Standard & Poor’s 500 Index and 20% of the Lehman Brothers Aggregate Bond Index.

Annual report | Lifestyle Portfolios

John Hancock

Lifestyle Balanced Portfolio

Goal and strategy

The Portfolio seeks a balance between a high level of current income and growth of capital, with greater emphasis on growth of capital. To pursue this goal, the Portfolio, which is a fund-of-funds, normally invests approximately 60% of its assets in affiliated underlying funds that invest primarily in equity securities and approximately 40% of its assets in affiliated underlying funds that invest primarily in fixed-income securities.

Target Asset Allocation

Equity	% of Total

U.S. Large Cap	37%

Foreign Small Cap	5%

Foreign Mid Cap	4%

Real Estate	4%

Natural Resources	3%

Emerging Markets	2%

U.S. Mid Cap	2%

Foreign Large Cap	2%

U.S. Small Cap	2%

Fixed Income	% of Total

High Yield Bond	13%

Intermediate-term bond	9%

Multi-sector bond	9%

Treasury Inflation
Protected Securities	5%

Global bond	3%

As a percentage of net assets on December 31, 2007.

Note to shareholders

In September 2007, shareholders of John Hancock Allocation Core Portfolio approved the merger of their portfolio into John Hancock Lifestyle Balanced Portfolio.

Performance review

For the 12 months ended December 31, 2007, John Hancock Lifestyle Balanced Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 1 and Class 5 shares returned 5.90%, 5.02%, 5.10%, 5.31%, 5.58%, 5.77%, 5.65%, 5.91%, 6.18%, 6.30% and 6.35%, respectively, at net asset value. In comparison, the Portfolio’s benchmark index — a blended index combining 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Index — returned 6.22% during the same period.

Competitive returns

The Portfolio benefited significantly from the strong performance of international funds, including a new 2% allocation to Emerging Markets Value (DFA). A 3% stake in Natural Resources (Wellington) also aided the Portfolio. The fund finished the year with solid gains due to strength in the prices of crude oil, industrial metals and other commodities. An allocation to Blue Chip Growth (T. Rowe Price) also helped performance. This large-cap growth fund benefited from a combination of excellent stock picks in the energy sector and an overweighting in technology, one of the stronger sectors in 2007. In the fixed-income area, Real Return Bond (PIMCO) and Global Bond (PIMCO) delivered strong returns. Real Return Bond benefited from the flight to quality that occurred during the year while Global Bond benefited from its exposure to non-U.S. currencies.

Conversely, the Portfolio’s 4% exposure to real estate weighed heavily on overall performance. At approximately 3% of assets, Global Real Estate (Deutsche) declined 10%, while Real Estate Equity (T. Rowe Price), investing exclusively in U.S. REITs, fared even worse. Our dedicated exposure to high yield (a 13% allocation) also weighed on results. Among our equity funds, Core Equity (Legg Mason) suffered from its relatively high exposure to stocks linked to housing and from an underweight to the energy sector.

Over the course of the year, in addition to the move into emerging-market equities, we made a small shift from small caps to mid caps. Additionally, toward the end of year, we began a reallocation from small- and mid-cap holdings into large caps. We feel large caps have greater potential to outperform during periods of slower economic growth.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE . . . AND WHAT’S BEHIND THE NUMBERS

Real estate funds	▼	Global real estate market selloff

Natural Resources	▲	Robust commodity prices
(Wellington)

Real Return Bond	▲	Flight to quality
(PIMCO)

Lifestyle Portfolios | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]	Class 5[1]

Period beginning	10-18-05	10-18-05	9-18-06	9-18-06	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Without sales charge	12,184	12,211	11,246	11,281	11,307	12,340	12,406	12,475	12,499	11,679

With maximum sales charge	11,884	12,211	11,246	11,281	11,307	12,340	12,406	12,475	12,499	11,679

Index[2,3]	12,141	12,141	11,100	11,100	11,100	12,141	12,141	12,141	11,981	11,647

Performance chart

Cumulative total returns with maximum sales charge (POP) for the period ending December 31, 2007

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]	Class 5[1]

Inception	10-18-05	10-18-05	10-18-05	9-18-06	9-18-06	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Since inception	17.73%	18.84%	22.11%	12.46%	12.81%	13.07%	23.40%	24.06%	24.75%	24.99%	16.79%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 1 and Class 5 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 5-1-08. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class B — 2.20%, Class R — 1.81%, Class R1 — 1.56%, Class R2 — 1.31%, Class R3 — 1.58%, Class R4 — 1.38%, Class R5 — 1.06% . Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class B — 2.27%, Class R — 9.27%, Class R1 — 13.92%, Class R2 — 13.56%, Class R3 — 2.10%, Class R4 — 1.56%, Class R5 — 2.55% . The net expenses equal the gross expenses and are as follows: Class A — 1.41%, Class C — 2.11%, Class 1 — 0.97%, Class 5 — 0.92% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Since inception performance is calculated with an opening price (prior day’s close) on the inception date.

1 For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 1 and Class 5 share prospectuses.

2 Index as of closest month end to inception date.

3 The blended index is comprised of 60% of the Standard & Poor’s 500 Index and 40% of the Lehman Brothers Aggregate Bond Index.

Annual report | Lifestyle Portfolios

John Hancock

Lifestyle Moderate Portfolio

Goal and strategy

The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. To pursue this goal, the Portfolio, which is a fund-of-funds, normally invests approximately 60% of its assets in affiliated underlying funds that invest primarily in fixed-income securities and approximately 40% of its assets in affiliated underlying funds that invest primarily in equity securities.

Target Asset Allocation

Equity	% of Total

U.S. Large Cap	22%

Foreign Mid Cap	5%

Real Estate	3%

Foreign Small Cap	3%

Foreign Large Cap	3%

U.S. Small Cap	3%

U.S. Mid Cap	1%

Fixed Income	% of Total

Intermediate-term bond	22%

Multi-sector bond	14%

High Yield Bond	12%

Global bond	6%

Treasury Inflation
Protected Securities	4%

Long-term Bond	2%

As a percentage of net assets on December 31, 2007.

Performance review

For the 12 months ended December 31, 2007, John Hancock Lifestyle Moderate Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 1 and Class 5 shares returned 4.78%, 3.97%, 4.05%, 4.28%, 4.63%, 4.89%, 4.61%, 4.87%, 5.15%, 5.25% and 5.39%, respectively, at net asset value. In comparison, the Portfolio’s benchmark index — a blended index combining 40% S&P 500 Index and 60% Lehman Brothers U.S. Aggregate Index — returned 6.52% during the same period.

Performance explained

The Portfolio’s largest holding at roughly 12% of assets, Total Return (PIMCO), was a solid contributor to the Portfolio. This fund benefited from its concentration in investment-grade bonds against the backdrop of the subprime meltdown. Another PIMCO-managed fund, Global Bond, also contributed positively to the Portfolio as its return was boosted by the weak dollar. Our 4% position in Real Return Bond (PIMCO) helped as well. This fund invests in Treasury Inflation Protected Securities (TIPS), which benefited from the flight to the safety of U.S. government issues.

Blue Chip Growth (T. Rowe Price) was a solid equity performer. This large-cap growth fund benefited from a combination of excellent stock picks in the energy equipment and services segment. An overweighting in technology, one of the stronger sectors in 2007, also helped performance.

The Portfolio’s performance was weighed down by its real estate exposure. At approximately 2% of assets, Global Real Estate (Deutsche) declined 10%, while Real Estate Equity (T. Rowe Price), investing exclusively in U.S. real estate investment trusts (REITs), fared even worse. Both managers also trailed their respective benchmarks. Our 12% allocation to high yield also detracted from results, with all three managers trailing the Lehman Brothers U.S. Aggregate Index. Among our equity funds, a negative contributor for the year was Core Equity (Legg Mason), which suffered due to its relatively high exposure to stocks linked to housing and from an underweight to the energy sector.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE . . . AND WHAT’S BEHIND THE NUMBERS

Real estate funds	▼	Global real estate market selloff

Total Return	▲	Investment-grade bonds outperformed
(PIMCO)

Global Bond	▲	Weak U.S. dollar relative to world’s major currencies
(PIMCO)

Lifestyle Portfolios | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]	Class 5[1]

Period beginning	10-18-05	10-18-05	9-18-06	9-18-06	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Without sales charge	11,672	11,689	10,989	11,032	11,064	11,839	11,887	11,963	11,979	11,417

With maximum sales charge	11,372	11,689	10,989	11,032	11,064	11,839	11,887	11,963	11,979	11,417

Index[2,3]	11,867	11,867	11,015	11,015	11,015	11,867	11,867	11,867	11,732	11,516

Performance chart

Cumulative total returns with maximum sales charge (POP) for the period ending December 31, 2007

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]	Class 5[1]

Inception	10-18-05	10-18-05	10-18-05	9-18-06	9-18-06	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Since inception	12.77%	13.72%	16.89%	9.89%	10.32%	10.64%	18.39%	18.87%	19.63%	19.79%	14.17%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 1 and Class 5 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 5-1-08. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.39%, Class B — 2.18%, Class C — 2.11%, Class R — 1.78%, Class R1 — 1.53%, Class R2 — 1.28%, Class R3 — 1.61%, Class R4 — 1.35%, Class R5 — 1.03% . Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.40%, Class B — 2.49%, Class C — 2.15%, Class R — 14.23%, Class R1 — 13.97%, Class R2 — 13.70%, Class R3 —3.96%, Class R4 — 2.36%, Class R5 — 3.66% . The net expenses equal the gross expenses and are as follows: Class 1 — 0.94%, Class 5 — 0.89% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Since inception performance is calculated with an opening price (prior day’s close) on the inception date.

1 For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 1 and Class 5 share prospectuses.

2 Index as of closest month end to inception date.

3 The blended index is comprised of 40% of the Standard & Poor’s 500 Index and 60% of the Lehman Brothers Aggregate Bond Index.

Annual report | Lifestyle Portfolios

John Hancock

Lifestyle Conservative Portfolio

Goal and strategy

The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. To pursue this goal, the Portfolio, which is a fund-of-funds, normally invests approximately 80% of its assets in affiliated underlying funds that invest primarily in fixed-income securities and approximately 20% of its assets in affiliated underlying funds that invest primarily in equity securities.

Target Asset Allocation

Equity	% of Total

U.S. Large Cap	11%

Real Estate	4%

Foreign Small Cap	3%

Foreign Mid Cap	2%

Fixed Income	% of Total

Intermediate-term bond	28%

Multi-sector bond	16%

Short-term bond	11%

High yield bond	8%

Global bond	8%

Long-term bond	5%

Treasury Inflation
Protected Securities	4%

As a percentage of net assets on December 31, 2007.

Performance review

For the 12 months ended December 31, 2007, John Hancock Lifestyle Conservative Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares returned 4.89%, 4.11%, 4.22%, 4.49%, 4.83%, 4.93%, 4.81%, 4.97%, 5.27% and 5.38%, respectively, at net asset value. In comparison, the Portfolio’s benchmark index — a blended index combining 20% S&P 500 Index and 80% Lehman Brothers U.S. Aggregate Index — returned 6.77% during the same period.

Performance explained

The Portfolio’s largest holding at roughly 16% of assets, Total Return (PIMCO), was a solid contributor to performance. This fund benefited from its concentration in investment-grade bonds against the backdrop of the subprime meltdown. Another PIMCO-managed fund, Global Bond, also contributed positively to the Portfolio as its return was boosted by the weak dollar. Our 4% position in Real Return Bond (PIMCO) helped as well. This fund benefited from the flight to the safety of U.S. government issues. In the equity sector, one significant contributor was Value and Restructuring (Excelsior), a large-cap value fund that benefited from an overweight in the energy and materials sectors.

The Portfolio’s performance was weighed down by its real estate exposure. At approximately 3% of assets, Global Real Estate (Deutsche) declined 10%, while Real Estate Equity (T. Rowe Price), investing exclusively in U.S. real estate investment trusts (REITs), fared even worse. Our 8% allocation to high yield also detracted from results, with all three managers trailing the Lehman Brothers U.S Aggregate Index.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE . . . AND WHAT’S BEHIND THE NUMBERS

Real estate funds	▼	Global real estate market selloff

Total Return	▲	Investment-grade bonds outperformed
(PIMCO)

Global Bond	▲	Weak U.S. dollar relative to world’s major currencies
(PIMCO)

Lifestyle Portfolios | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Period beginning	10-18-05	10-18-05	9-18-06	9-18-06	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05

Without sales charge	11,341	11,345	10,846	10,887	10,911	11,498	11,541	11,619	11,635

With maximum sales charge	11,041	11,345	10,846	10,887	10,911	11,498	11,541	11,619	11,635

Index[2,3]	11,593	11,593	10,924	10,924	10,924	11,593	11,593	11,593	11,481

Performance chart

Cumulative total returns with maximum sales charge (POP) for the period ending December 31, 2007

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Inception	10-18-05	10-18-05	10-18-05	9-18-06	9-18-06	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05

Since inception	9.49%	10.41%	13.45%	8.46%	8.87%	9.11%	14.98%	15.41%	16.19%	16.35%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 5-1-08. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.35%, Class B — 2.12%, Class C — 2.08%, Class R — 1.74%, Class R1 — 1.49%, Class R2 — 1.24%, Class R3 — 1.56%, Class R4 — 1.30%, Class R5 — 0.99% . Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.43%, Class B — 2.67%, Class C — 2.20%, Class R — 14.28%, Class R1 — 14.03%, Class R2 — 13.77%, Class R3 — 7.02%, Class R4 — 3.66%, Class R5 — 7.16% . The net expenses equal the gross expenses and are as follows: Class 1 — 0.90% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Since inception performance is calculated with an opening price (prior day’s close) on the inception date.

1 For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

2 Index as of closest month end to inception date.

3 The blended index is comprised of 20% of the Standard & Poor’s 500 Index and 80% of the Lehman Brothers Aggregate Bond Index.

Annual report | Lifestyle Portfolios

Your expenses

As a shareholder of John Hancock Funds II Lifestyle Portfolios, you incur two types of costs:

(1) transaction costs, including sales charges (loads) on certain purchase and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Portfolio expenses. In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the Portfolio invests. Because the affiliated underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2007, through December 31, 2007).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Lifestyle Portfolios | Annual report

Shareholder expense example chart

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		7-1-07	12-31-07	7-1-07–12-31-07	Expense Ratio[2,3]
Lifestyle Aggressive

Class A	Actual	$1,000.00	$987.40	$2.91	0.58%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.28	2.96	0.58%

Class B	Actual	1,000.00	983.47	6.75	1.35%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.40	6.87	1.35%

Class C	Actual	1,000.00	983.27	6.55	1.31%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.67	1.31%

Class R	Actual	1,000.00	984.28	5.60	1.12%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.56	5.70	1.12%

Class R1	Actual	1,000.00	986.31	3.60	0.72%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.58	3.67	0.72%

Class R2	Actual	1,000.00	988.15	2.71	0.54%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.48	2.75	0.54%

Class R3	Actual	1,000.00	986.07	4.21	0.84%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.97	4.28	0.84%

Class R4	Actual	1,000.00	987.31	2.81	0.56%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.38	2.85	0.56%

Class R5	Actual	1,000.00	988.75	1.20	0.24%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	1.22	0.24%

Class 1	Actual	1,000.00	989.69	0.55	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.65	0.56	0.11%

Lifestyle Growth

Class A	Actual	$1,000.00	$997.73	$2.67	0.53%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.53	2.70	0.53%

Class B	Actual	1,000.00	993.91	6.33	1.26%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.85	6.41	1.26%

Class C	Actual	1,000.00	993.71	6.23	1.24%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.95	6.31	1.24%

Class R	Actual	1,000.00	994.76	5.63	1.12%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.56	5.70	1.12%

Class R1	Actual	1,000.00	996.66	3.72	0.74%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.48	3.77	0.74%

Class R2	Actual	1,000.00	996.72	3.22	0.64%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.98	3.26	0.64%

Class R3	Actual	1,000.00	996.47	4.23	0.84%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.97	4.28	0.84%

Class R4	Actual	1,000.00	997.65	2.82	0.56%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.38	2.85	0.56%

Class R5	Actual	1,000.00	999.10	1.11	0.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.12	0.22%

Class 1	Actual	1,000.00	1,000.06	0.55	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.65	0.56	0.11%

Class 5	Actual	1,000.00	999.89	0.30	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

Annual report | Lifestyle Portfolios

Shareholder expense example chart, continued

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		7-1-07	12-31-07	7-1-07–12-31-07	Expense Ratio[2,3]
Lifestyle Balanced

Class A	Actual	$1,000.00	$1,004.55	$2.48	0.49%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.74	2.50	0.49%

Class B	Actual	1,000.00	1,000.67	6.40	1.27%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.46	1.27%

Class C	Actual	1,000.00	1,000.72	6.10	1.21%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.11	6.16	1.21%

Class R	Actual	1,000.00	1,001.85	5.75	1.14%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.46	5.80	1.14%

Class R1	Actual	1,000.00	1,003.11	4.09	0.81%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.12	4.13	0.81%

Class R2	Actual	1,000.00	1,003.61	3.08	0.61%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.13	3.11	0.61%

Class R3	Actual	1,000.00	1,003.71	3.94	0.78%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.27	3.97	0.78%

Class R4	Actual	1,000.00	1,004.81	2.68	0.53%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.53	2.70	0.53%

Class R5	Actual	1,000.00	1,006.13	1.06	0.21%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.15	1.07	0.21%

Class 1	Actual	1,000.00	1,006.16	0.56	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.65	0.56	0.11%

Class 5	Actual	1,000.00	1,007.18	0.30	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

Lifestyle Moderate

Class A	Actual	$1,000.00	$1,013.00	$2.64	0.52%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.58	2.65	0.52%

Class B	Actual	1,000.00	1,008.37	6.83	1.35%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.40	6.87	1.35%

Class C	Actual	1,000.00	1,008.46	6.23	1.23%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.00	6.26	1.23%

Class R	Actual	1,000.00	1,009.69	5.57	1.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.66	5.60	1.10%

Class R1	Actual	1,000.00	1,011.74	3.65	0.72%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.58	3.67	0.72%

Class R2	Actual	1,000.00	1,012.86	2.33	0.46%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.89	2.35	0.46%

Class R3	Actual	1,000.00	1,011.50	4.46	0.88%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.77	4.48	0.88%

Class R4	Actual	1,000.00	1,012.64	2.94	0.58%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.28	2.96	0.58%

Class R5	Actual	1,000.00	1,014.70	1.07	0.21%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.15	1.07	0.21%

Class 1	Actual	1,000.00	1,014.68	0.56	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.65	0.56	0.11%

Class 5	Actual	1,000.00	1,015.81	0.30	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

Lifestyle Portfolios | Annual report

Shareholder expense example chart, continued

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		7-1-07	12-31-07	7-1-07–12-31-07	Expense Ratio[2,3]
Lifestyle Conservative

Class A	Actual	$1,000.00	$1,030.05	$2.76	0.54%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.48	2.75	0.54%

Class B	Actual	1,000.00	1,025.77	6.79	1.33%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.77	1.33%

Class C	Actual	1,000.00	1,026.86	6.54	1.28%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.75	6.51	1.28%

Class R	Actual	1,000.00	1,027.72	5.42	1.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.86	5.40	1.06%

Class R1	Actual	1,000.00	1,029.66	3.63	0.71%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.63	3.62	0.71%

Class R2	Actual	1,000.00	1,030.01	2.97	0.58%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.28	2.96	0.58%

Class R3	Actual	1,000.00	1,029.47	4.35	0.85%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.92	4.33	0.85%

Class R4	Actual	1,000.00	1,030.35	2.71	0.53%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.53	2.70	0.53%

Class R5	Actual	1,000.00	1,031.89	1.13	0.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.12	0.22%

Class 1	Actual	1,000.00	1,032.67	0.61	0.12%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%

1 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) and divided by 365 (to reflect the one-half year period).

2 Lifestyle Portfolios’ expense ratios do not include fees and expenses indirectly incurred by Portfolios from the underlying funds.

3 Ratios do not include expenses indirectly incurred from underlying portfolios whose expense ratios can vary between 0.79% and 0.91% based on the mix of underlying portfolios held by the portfolio.

Annual report | Lifestyle Portfolios

F I N A N C I A L   S T A T E M E N T S

Portfolio’s investments

Investment companies

Underlying Funds’ Subadviser

AIM Capital Management, Inc.	(AIM)

American Century Management, Inc.	(American Century)
BlackRock Investment Management, LLC	(BlackRock)
(formerly Mercury Advisors)

Davis Advisors	(Davis)

Declaration Management /	(Declaration)
John Hancock Advisers

Deutsche Asset Management	(Deutsche)

Dimensional Fund Advisors, Inc.	(DFA)

Franklin®Templeton®	(Templeton)

Grantham, Mayo, Van Otterloo & Co.	(GMO)

Independence Investments LLC	(Independence)

Jennison Associates LLC	(Jennison)

Legg Mason Funds Management, Inc	(Legg Mason)

Lord Abbett	(Lord Abbett)

Marsico Capital Management, LLC	(Marsico)

MFC Global Investment Management	(MFC Global U.S.A.)
(U.S.A.) Limited

MFC Global Investment Management	(MFC Global U.S.)
(U.S.), LLC

Munder Capital Management	(Munder)

Pacific Investment Management Company	(PIMCO)

RiverSource Investments, LLC	(RiverSource)

SSgA Funds Management, Inc.	(SSgA)

Sustainable Growth Advisers, L.P.	(Sustainable Growth)

T. Rowe Price Associates, Inc.	(T. Rowe Price)

UBS Global Asset
Management (Americas) Inc.	(UBS)

UST Advisers, Inc.	(UST)

Wellington Management Company, LLP	(Wellington)

Wells Capital Management, Inc.	(Wells Capital)

Western Asset Management Company	(WAMCO)

Lifestyle Aggressive Portfolio

Securities owned by the Portfolio on 12-31-07

	Shares or
	Principal
Issuer	Amount	Value

Investment companies 99.99%

John Hancock Funds 2.00%

Small Cap Intrinsic Value (MFC Global U.S.) (f)	4,942,009	$73,388,841

John Hancock Funds II 89.96%

All Cap Core (Deutsche) (f)	4,647,003	47,817,662

All Cap Value (Lord Abbett) (f)	6,201,765	73,490,915

Blue Chip Growth (T. Rowe Price) (f)	10,556,975	227,819,518

Capital Appreciation (Jennison) (f)	16,296,370	185,941,584

Core Equity (Legg Mason) (f)	9,969,608	146,952,029

Emerging Growth (MFC Global U.S.) (f)	4,580,476	73,150,204

Emerging Markets Value (DFA) (f)	9,283,334	108,893,511

Equity-Income (T. Rowe Price) (f)	4,030,687	73,116,653

Fundamental Value (Davis) (f)	8,482,063	147,503,070

International Equity Index (SSgA) (f)	6,559,872	147,662,712

International Opportunities (Marsico) (f)	7,791,225	147,409,969

International Small Cap (Templeton) (f)	4,821,699	92,576,625

International Small Company (DFA) (f)	9,074,822	92,563,180

International Value (Templeton) (f)	13,571,373	258,263,222

Large Cap (UBS) (f)	4,789,888	72,997,887

Large Cap Value (BlackRock) (f)	1,469,985	36,984,823

Mid Cap Index (MFC Global U.S.A.) (f)	4,576,932	87,877,097

Mid Cap Intersection (Wellington) (f)	15,785,758	146,965,407

Mid Cap Stock (Wellington) (f)	3,835,628	74,027,612

Mid Cap Value (Lord Abbett) (f)	3,840,733	73,127,552

Mid Cap Value Equity (RiverSource) (f)	3,277,623	36,643,820

Natural Resources (Wellington) (f)	3,679,650	141,997,702

Quantitative Value (MFC Global U.S.A.) (f)	7,344,829	109,952,092

Small Cap (Independence) (f)	5,450,867	72,878,086

Small Cap Index (MFC Global U.S.A.) (f)	3,857,786	51,308,552

Small Company (American Century) (f)	4,286,999	63,276,108

Small Company Value (T. Rowe Price) (f)	4,632,848	109,844,827

U.S. Global Leaders Growth
(Sustainable Growth) (f)	2,449,530	33,999,476

U.S. Multi Sector (GMO) (f)	23,994,380	257,939,582

Value & Restructuring (UST) (f)	2,840,935	37,045,795

Vista (American Century) (f)	4,961,760	74,029,459

		3,304,056,731
John Hancock Funds III 8.03%

International Core (GMO) (f)	6,861,655	295,119,767

Total investment companies
(Cost $3,404,593,047)		$3,672,565,339

Total investments
(Cost $3,404,593,047) 99.99%		$3,672,565,339

Other assets in excess of liabilities 0.01%		302,675

Total net assets 100.00%		$3,672,868,014

Percentages are stated as a percent of net assets.

(f) The underlying fund’s subadviser.

See notes to financial statements

Lifestyle Portfolios | Annual report

F I N A N C I A L   S T A T E M E N T S

Lifestyle Growth Portfolio

Securities owned by the Portfolio on 12-31-07

	Shares or
	Principal
Issuer	Amount	Value

Investment companies 99.99%

John Hancock Funds 0.99%

Small Cap Intrinsic Value (MFC Global U.S.) (f)	6,874,164	$102,081,329

John Hancock Funds II 92.99%

All Cap Core (Deutsche) (f)	38,161,537	392,682,218

All Cap Growth (AIM) (f)	5,662,950	104,991,101

Blue Chip Growth (T. Rowe Price) (f)	22,424,649	483,923,926

Capital Appreciation (Jennison) (f)	36,973,561	421,868,328

Core Equity (Legg Mason) (f)	21,203,704	312,542,593

Emerging Markets Value (DFA) (f)	17,531,672	205,646,513

Equity-Income (T. Rowe Price) (f)	17,246,089	312,844,055

Floating Rate Income (WAMCO) (f)	1,734,000	17,340,000

Fundamental Value (Davis) (f)	24,077,822	418,713,317

Global Bond (PIMCO) (f)	13,911,650	208,674,753

Global Real Estate (Deutsche) (f)	10,472,060	102,835,626

High Income (MFC Global U.S.) (f)	10,895,731	102,528,827

High Yield (WAMCO) (f)	53,261,680	506,518,579

Index 500 (MFC Global USA) (f)	9,722,589	104,226,158

International Equity Index (SSgA) (f)	9,155,375	206,087,490

International Opportunities (Marsico) (f)	21,986,513	415,984,822

International Small Cap (Templeton) (f)	8,121,347	155,929,860

International Small Company (DFA) (f)	15,212,848	155,171,052

International Value (Templeton) (f)	21,833,764	415,496,528

Large Cap (UBS) (f)	6,725,562	102,497,566

Large Cap Value (BlackRock) (f)	4,187,432	105,355,781

Mid Cap Index (MFC Global U.S.A.) (f)	8,029,535	154,167,080

Mid Cap Intersection (Wellington) (f)	22,116,454	205,904,189

Mid Cap Stock (Wellington) (f)	10,797,452	208,390,815

Mid Cap Value (Lord Abbett) (f)	5,424,884	103,289,797

Mid Cap Value Equity (RiverSource) (f)	9,273,710	103,680,078

Natural Resources (Wellington) (f)	7,815,291	301,592,093

Quantitative Value (MFC Global U.S.A.) (f)	27,868,977	417,198,581

Real Estate Equity (T. Rowe Price) (f)	8,360,094	70,224,790

Real Return Bond (PIMCO) (f)	22,907,641	312,460,218

Small Cap (Independence) (f)	7,608,636	101,727,464

Small Cap Opportunities (Munder) (f)	8,150,023	177,344,503

Small Company Growth (AIM) (f)	7,925,307	102,157,213

Small Company Value (T. Rowe Price) (f)	4,298,591	101,919,596

Spectrum Income (T. Rowe Price) (f)	20,012,316	208,328,212

Strategic Bond (WAMCO) (f)	9,045,056	102,842,287

Strategic Income (MFC Global U.S.) (f)	10,169,431	104,236,666

Total Return (PIMCO) (f)	29,747,453	416,166,864

U.S. Global Leaders Growth
(Sustainable Growth) (f)	10,709,400	148,646,466

U.S. High Yield Bond (Wells Capital) (f)	8,224,694	103,713,388

U.S. Multi Sector (GMO) (f)	68,084,023	731,903,249

Value & Restructuring (UST) (f)	8,083,134	105,404,070

Vista (American Century) (f)	7,027,732	104,853,765

		9,638,010,477
John Hancock Funds III 6.01%

International Core (GMO) (f)	14,489,994	623,214,653

Total investment companies
(Cost $9,745,136,447)		$10,363,306,459

Total Investments 99.99%
(Cost $9,745,136,447)		$10,363,306,459

Other assets in excess of liabilities 0.01%		1,136,870

Total net assets 100.00%		$10,364,443,329

Percentages are stated as a percent of net assets.

(f) The underlying fund’s subadviser.

Lifestyle Balanced Portfolio

Securities owned by the Portfolio on 12-31-07

	Shares or
	Principal
Issuer	Amount	Value

Investment companies 99.99%

John Hancock Funds II 95.98%

Active Bond (MFC Global U.S./Declaration) (f)	20,236,402	$192,650,544

All Cap Core (Deutsche) (f)	18,910,811	194,592,244

Blue Chip Growth (T. Rowe Price) (f)	40,573,018	875,565,735

Core Bond (Wells Capital) (f)	15,280,380	192,991,205

Core Equity (Legg Mason) (f)	19,638,992	289,478,745

Emerging Markets Value (DFA) (f)	16,228,956	190,365,656

Equity-Income (T. Rowe Price) (f)	16,058,780	291,306,263

Floating Rate Income (WAMCO) (f)	1,600,000	16,000,000

Fundamental Value (Davis) (f)	16,755,608	291,380,025

Global Bond (PIMCO) (f)	19,270,641	289,059,618

Global Real Estate (Deutsche) (f)	29,408,451	288,790,985

High Income (MFC Global U.S.) (f)	20,303,178	191,052,902

High Yield (WAMCO) (f)	90,980,889	865,228,257

Index 500 (MFC Global USA) (f)	8,724,405	93,525,623

International Opportunities (Marsico) (f)	10,105,813	191,201,977

International Small Cap (Templeton) (f)	7,519,527	144,374,918

International Value (Templeton) (f)	17,712,241	337,063,949

Large Cap (UBS) (f)	12,591,369	191,892,460

Large Cap Value (BlackRock) (f)	11,585,552	291,492,495

Mid Cap Index (MFC Global U.S.A.) (f)	4,958,885	95,210,584

Mid Cap Stock (Wellington) (f)	5,024,463	96,972,135

Natural Resources (Wellington) (f)	7,481,275	288,702,383

Quantitative Value (MFC Global U.S.A.) (f)	12,820,466	191,922,378

Real Estate Equity (T. Rowe Price) (f)	12,796,159	107,487,737

Real Return Bond (PIMCO) (f)	34,761,923	474,152,634

Small Company Growth (AIM) (f)	7,314,366	94,282,183

Small Company Value (T. Rowe Price) (f)	3,967,203	94,062,373

Spectrum Income (T. Rowe Price) (f)	46,212,781	481,075,052

Strategic Bond (WAMCO) (f)	16,844,776	191,525,101

Strategic Income (MFC Global U.S.) (f)	18,773,387	192,427,220

Total Return (PIMCO) (f)	34,392,492	481,150,968

U.S. Global Leaders Growth
(Sustainable Growth) (f)	10,608,400	147,244,596

U.S. High Yield Bond (Wells Capital) (f)	15,185,176	191,485,065

U.S. Multi Sector (GMO) (f)	45,105,839	484,887,772

Value & Restructuring (UST) (f)	14,942,914	194,855,595

		9,225,457,377
John Hancock Funds III 4.01%

International Core (GMO) (f)	8,954,741	385,143,390

Total investment companies
(Cost $9,162,380,630)		$9,610,600,767

Total investments
(Cost $9,162,380,630) 99.99%		$9,610,600,767

Other assets in excess of liabilities	0.01%	828,116

Total net assets 100.00%		$9,611,428,883

Percentages are stated as a percent of net assets.

 (f) The underlying fund’s subadviser.

See notes to financial statements

Annual report | Lifestyle Portfolios

F I N A N C I A L   S T A T E M E N T S

Lifestyle Moderate Portfolio

Securities owned by the Portfolio on 12-31-07

	Shares or
	Principal
Issuer	Amount	Value

Investment companies 99.97%

John Hancock Funds II 94.98%

Active Bond (MFC Global U.S./Declaration) (f)	21,116,017	$ 201,024,484

Blue Chip Growth (T. Rowe Price) (f)	6,066,500	130,915,080

Core Bond (Wells Capital) (f)	3,987,178	50,358,058

Core Equity (Legg Mason) (f)	7,088,208	104,480,182

Equity-Income (T. Rowe Price) (f)	2,871,815	52,094,730

Floating Rate Income (WAMCO) (f)	1,245,000	12,450,000

Fundamental Value (Davis) (f)	6,024,652	104,768,702

Global Bond (PIMCO) (f)	10,054,173	150,812,596

Global Real Estate (Deutsche) (f)	5,127,695	50,353,966

High Income (MFC Global U.S.) (f)	8,019,959	75,467,817

High Yield (WAMCO) (f)	15,466,156	147,083,147

International Equity Index (SSgA) (f)	2,224,578	50,075,251

International Opportunities (Marsico) (f)	1,307,961	24,746,613

International Value (Templeton) (f)	3,963,239	75,420,446

Investment Quality Bond (Wellington) (f)	4,260,398	50,357,905

Mid Cap Index (MFC Global U.S.A.) (f)	1,298,664	24,934,342

Real Estate Equity (T. Rowe Price) (f)	3,359,278	28,217,933

Real Return Bond (PIMCO) (f)	7,184,588	97,997,779

Small Company (American Century) (f)	1,681,036	24,812,097

Small Company Growth (AIM) (f)	1,916,802	24,707,574

Small Company Value (T. Rowe Price) (f)	1,042,946	24,728,245

Spectrum Income (T. Rowe Price) (f)	19,310,466	201,021,954

Strategic Bond (WAMCO) (f)	6,637,478	75,468,123

Strategic Income (MFC Global U.S.) (f)	7,362,785	75,468,550

Total Return (PIMCO) (f)	21,511,729	300,949,094

U.S. High Yield Bond (Wells Capital) (f)	5,984,829	75,468,693

U.S. Multi Sector (GMO) (f)	9,745,009	104,758,849

Value & Restructuring (UST) (f)	4,022,680	52,455,745

		2,391,397,955
John Hancock Funds III 4.99%

International Core (GMO) (f)	2,922,458	125,694,903

Total investment companies
(Cost $2,428,313,932)		$2,517,092,858

Total investments
(Cost $2,428,313,932) 99.97%		$2,517,092,858

Other assets in excess of liabilities 0.03%		738,952

Total net assets 100.00%		$2,517,831,810

Percentages are stated as a percent of net assets.

(f) The underlying fund’s subadviser.

Lifestyle Conservative Portfolio

Securities owned by the Portfolio on 12-31-07

	Shares or
	Principal
Issuer	Amount	Value

Investment companies 99.98%

John Hancock Funds II 97.98%

Active Bond (MFC Global U.S./Declaration) (f)	15,805,583	$ 150,469,149

Blue Chip Growth (T. Rowe Price) (f)	1,517,487	32,747,366

Core Bond (Wells Capital) (f)	2,383,617	30,105,084

Equity-Income (T. Rowe Price) (f)	1,808,734	32,810,431

Floating Rate Income (WAMCO) (f)	733,000	7,330,000

Fundamental Value (Davis) (f)	1,888,585	32,842,501

Global Bond (PIMCO) (f)	8,025,991	120,389,863

Global Real Estate (Deutsche) (f)	4,597,805	45,150,450

High Income (MFC Global U.S.) (f)	3,199,214	30,104,605

High Yield (WAMCO) (f)	6,329,724	60,195,678

International Value (Templeton) (f)	2,372,571	45,150,024

Investment Quality Bond (Wellington) (f)	6,365,634	75,241,797

Real Estate Equity (T. Rowe Price) (f)	1,952,543	16,401,361

Real Return Bond (PIMCO) (f)	4,268,780	58,226,153

Spectrum Income (T. Rowe Price) (f)	11,563,676	120,377,870

Strategic Bond (WAMCO) (f)	5,294,256	60,195,695

Strategic Income (MFC Global U.S.) (f)	5,872,770	60,195,891

Total Return (PIMCO) (f)	17,208,364	240,745,013

U.S. Government Securities (WAMCO) (f)	12,116,864	161,638,968

U.S. High Yield Bond (Wells Capital) (f)	2,387,367	30,104,697

U.S. Multi Sector (GMO) (f)	3,040,960	32,690,322

Value & Restructuring (UST) (f)	2,518,600	32,842,545

		1,475,955,463
John Hancock Funds III 2.00%

International Core (GMO) (f)	700,057	30,109,438

Total investment companies
(Cost $1,475,748,473)		$1,506,064,901

Total investments

(Cost $1,475,748,473) 99.98%		$1,506,064,901

Other assets in excess of liabilities 0.02%		282,799

Total net assets 100.00%		$1,506,347,700

Percentages are stated as a percent of net assets.

(f) The underlying fund’s subadviser.

See notes to financial statements

Lifestyle Portfolios | Annual report

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statements of assets and liabilities 12-31-07

These Statements of Assets and Liabilities are the Portfolios’ balance sheets. They show the value of what each Portfolio owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share for each Portfolio. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

	Lifestyle	Lifestyle	Lifestyle
	Aggressive	Growth	Balanced
Assets

Investments in affiliated funds, at value (Note 8)	$3,672,565,339	$10,363,306,459	$9,610,600,767
Total investments, at value	3,672,565,339	10,363,306,459	9,610,600,767
Receivable for investments sold	14,197,744	59,183,706	62,190,099
Receivable for fund shares sold	1,673,703	3,532,017	4,634,198
Receivable due from adviser	14,214	71,553	84,119
Total assets	3,688,451,000	10,426,093,735	9,677,509,183

Liabilities

Payable for investments purchased	225,972	18,521,731	18,014,088
Payable for fund shares repurchased	15,122,319	42,541,318	47,553,039
Payable to affiliates: Fund administration fees	37,711	108,691	101,179
Payable to affiliates: Transfer agent fees	112,941	271,099	191,507
Other payables and accrued expenses	84,043	207,567	220,487
Total liabilities	15,582,986	61,650,406	66,080,300

Net assets

Capital paid-in	$3,253,216,619	$9,462,668,599	$8,962,672,723
Undistributed net investment income (loss)	—	—	(200)
Accumulated undistributed net realized gain (loss) on investments	151,679,103	283,604,718	200,536,223
Net unrealized appreciation (depreciation) on investments	267,972,292	618,170,012	448,220,137
Net assets	$3,672,868,014	$10,364,443,329	$9,611,428,883
Investments in affiliated funds, at cost	$3,404,593,047	$9,745,136,447	$9,162,380,630

Net asset value per share

The Portfolios have an unlimited number of shares authorized with no par value.
Class A: Net assets	$115,851,409	$332,112,965	$283,848,631
Shares outstanding	7,609,681	22,070,633	19,523,615
Net asset value and redemption price per share	$15.22	$15.05	$14.54
Class B:[1] Net assets	$24,419,420	$78,218,883	$59,637,744
Shares outstanding	1,603,321	5,193,790	4,103,343
Net asset value, offering price and redemption price per share	$15.23	$15.06	$14.53
Class C:[1] Net assets	$95,223,015	$293,923,253	$267,865,713
Shares outstanding	6,251,068	19,525,760	18,408,043
Net asset value, offering price and redemption price per share	$15.23	$15.05	$14.55
Class R: Net assets	$1,398,977	$729,939	$761,508
Shares outstanding	91,532	48,278	52,383
Net asset value, offering price and redemption price per share	$15.28	$15.12	$14.54
Class R1: Net assets	$1,119,540	$1,964,633	$583,377
Shares outstanding	73,306	130,107	40,141
Net asset value, offering price and redemption price per share	$15.27	$15.10	$14.53
Class R2: Net assets	$2,689,455	$994,001	$1,092,466
Shares outstanding	176,474	66,011	75,308
Net asset value, offering price and redemption price per share	$15.24	$15.06	$14.51
Class R3: Net assets	$7,185,725	$13,720,920	$23,294,296
Shares outstanding	472,222	912,783	1,604,656
Net asset value, offering price and redemption price per share	$15.22	$15.03	$14.52
Class R4: Net assets	$5,029,045	$14,988,191	$17,741,789
Shares outstanding	330,683	997,014	1,222,026
Net asset value, offering price and redemption price per share	$15.21	$15.03	$14.52
Class R5: Net assets	$3,488,893	$7,860,486	$9,825,502
Shares outstanding	229,313	522,547	676,522
Net asset value, offering price and redemption price per share	$15.21	$15.04	$14.52
Class 1: Net assets	$3,416,462,535	$9,573,685,556	$8,927,868,379
Shares outstanding	225,034,995	638,451,752	616,812,234
Net asset value, offering price and redemption price per share	$15.18	$15.00	$14.47
Class 5: Net assets	—	$46,244,502	$18,909,478
Shares outstanding	—	3,086,414	1,305,983
Net asset value, offering price and redemption price per share	—	$14.98	$14.48

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[2]	$16.02	$15.84	$15.31

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Annual report | Lifestyle Portfolios

F I N A N C I A L   S T A T E M E N T S

Statements of assets and liabilities 12-31-07

Continued

	Lifestyle	Lifestyle
	Moderate	Conservative
Assets

Investments in affiliated funds, at value (Note 8)	$2,517,092,858	$1,506,064,901
Total investments, at value	2,517,092,858	1,506,064,901
Receivable for investments sold	21,338,356	14,711,833
Receivable for fund shares sold	1,808,334	1,226,783
Receivable due from adviser	15,897	14,643
Total assets	2,540,255,445	1,522,018,160

Liabilities

Payable for investments purchased	13,168,813	7,935,872
Payable for fund shares repurchased	9,098,704	7,624,764
Payable to affiliates: Fund administration fees	26,419	15,175
Payable to affiliates: Transfer agent fees	47,743	25,801
Other payables and accrued expenses	81,956	68,848
Total liabilities	22,423,635	15,670,460

Net assets

Capital paid-in	$2,402,256,282	$1,468,685,548
Undistributed net investment income (loss)	—	—
Accumulated undistributed net realized gain (loss) on investments	26,796,602	7,345,724
Net unrealized appreciation (depreciation) on investments	88,778,926	30,316,428
Net assets	$2,517,831,810	$1,506,347,700
Investments in affiliated funds, at cost	$2,428,313,932	$1,475,748,473

Net asset value per share

The Portfolios have an unlimited number of shares authorized with no par value.
Class A: Net assets	$76,271,319	$43,738,221
Shares outstanding	5,619,955	3,283,697
Net asset value and redemption price per share	$13.57	$13.32
Class B:[1] Net assets	$15,313,337	$9,850,670
Shares outstanding	1,129,148	739,365
Net asset value, offering price and redemption price per share	$13.56	$13.32
Class C:[1] Net assets	$68,792,799	$43,566,598
Shares outstanding	5,067,858	3,271,842
Net asset value, offering price and redemption price per share	$13.57	$13.32
Class R: Net assets	$507,177	$221,643
Shares outstanding	37,353	16,618
Net asset value, offering price and redemption price per share	$13.58	$13.34
Class R1: Net assets	$790,515	$209,761
Shares outstanding	58,231	15,730
Net asset value, offering price and redemption price per share	$13.58	$13.34
Class R2: Net assets	$121,645	$268,428
Shares outstanding	8,962	20,153
Net asset value, offering price and redemption price per share	$13.57	$13.32
Class R3: Net assets	$4,198,542	$3,706,107
Shares outstanding	309,503	278,096
Net asset value, offering price and redemption price per share	$13.57	$13.33
Class R4: Net assets	$4,012,622	$2,657,686
Shares outstanding	296,190	199,635
Net asset value, offering price and redemption price per share	$13.55	$13.31
Class R5: Net assets	$3,969,981	$757,813
Shares outstanding	292,775	56,878
Net asset value, offering price and redemption price per share	$13.56	$13.32
Class 1: Net assets	$2,338,808,700	$1,401,370,773
Shares outstanding	172,675,740	105,346,679
Net asset value, offering price and redemption price per share	$13.54	$13.30
Class 5: Net assets	$5,045,173	—
Shares outstanding	372,732	—
Net asset value, offering price and redemption price per share	$13.54	—

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[2]	$14.28	$14.02

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Lifestyle Portfolios | Annual report

F I N A N C I A L   S T A T E M E N T S

Statements of operations For the year ended 12-31-07

These Statements of Operations summarize the Portfolios’ investment income earned and expenses directly incurred in operating each Portfolio. They also show net gains (losses) for the period stated.

	Lifestyle	Lifestyle	Lifestyle
	Aggressive	Growth	Balanced
Investment income

Income distributions received from affiliated underlying funds	$36,493,906	$201,189,603	$266,755,550
Total investment income	36,493,906	201,189,603	266,755,550

Expenses

Investment management fees (Note 3)	1,414,918	4,030,356	3,727,384
Distribution and service fees (Note 3)	2,828,782	8,382,723	7,515,495
Transfer agent fees (Note 3)	358,852	900,204	628,621
Blue sky fees (Note 3)	185,953	209,804	200,327
Fund administration fees (Note 3)	367,624	1,067,797	990,344
Audit and legal fees	127,047	289,700	275,949
Printing and postage fees (Note 3)	36,435	74,912	56,061
Custodian fees	13,551	16,197	15,750
Trustees’ fees (Note 4)	26,690	76,947	71,689
Registration and filing fees	91,871	237,336	217,794
Miscellaneous	13,912	39,916	37,680

Total expenses	5,465,635	15,325,892	13,737,094

Less: expense reductions (Note 3)	(127,916)	(123,747)	(109,582)
Net expenses	5,337,719	15,202,145	13,627,512

Net investment income (loss)	31,156,187	185,987,458	253,128,038

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in affiliated underlying funds	46,199,140	143,691,466	104,248,691
Capital gain distributions received from affiliated underlying funds	229,348,734	441,245,380	302,458,907
	275,547,874	584,936,846	406,707,598
Change in net unrealized appreciation (depreciation) of
Investments in affiliated underlying funds	(47,390,826)	(116,180,921)	(135,354,678)
	(47,390,826)	(116,180,921)	(135,354,678)
Net realized and unrealized gain (loss)	228,157,048	468,755,925	271,352,920
Increase (decrease) in net assets from operations	$259,313,235	$654,743,383	$524,480,958

See notes to financial statements

Annual report | Lifestyle Portfolios

F I N A N C I A L S T A T E M E N T S

Statements of operations For the year ended 12-31-07

Continued

	Lifestyle	Lifestyle
	Moderate	Conservative
Investment income

Income distributions received from affiliated underlying funds	$85,921,788	$60,050,306
Total investment income	85,921,788	60,050,306

Expenses

Investment management fees (Note 3)	970,671	566,929
Distribution and service fees (Note 3)	1,911,987	1,105,542
Transfer agent fees (Note 3)	156,294	83,766
Blue sky fees (Note 3)	177,085	179,266
Fund administration fees (Note 3)	250,819	147,611
Audit and legal fees	101,555	76,416
Printing and postage fees (Note 3)	26,631	14,199
Custodian fees	13,186	12,717
Trustees’ fees (Note 4)	18,811	10,977
Registration and filing fees	67,822	43,268
Miscellaneous	10,009	6,227

Total expenses	3,704,870	2,246,918

Less: expense reductions (Note 3)	(132,662)	(139,870)
Net expenses	3,572,208	2,107,048

Net investment income (loss)	82,349,580	57,943,258

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in affiliated underlying funds	13,458,220	3,998,195
Capital gain distributions received from affiliated underlying funds	46,911,770	16,509,637
	60,369,990	20,507,832
Change in net unrealized appreciation (depreciation) of
Investments in affiliated underlying funds	(26,791,828)	(7,532,402)
	(26,791,828)	(7,532,402)
Net realized and unrealized gain (loss)	33,578,162	12,975,430
Increase (decrease) in net assets from operations	$115,927,742	$70,918,688

See notes to financial statements

Lifestyle Portfolios | Annual report

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Portfolios’ net assets have changed during the period. They reflect earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Portfolio share transactions.

Lifestyle Aggressive
	Year Ended 12-31-07	Four Months Ended 12-31-06[1]	Period Ended 8-31-06[2]
Increase (decrease) in net assets

From operations
Net investment income (loss)	$31,156,187	$18,573,898	$8,698,334
Net realized gain (loss)	275,547,874	73,892,886	61,219,206
Change in net unrealized appreciation	(47,390,826)	154,787,755	160,575,363
(depreciation)
Increase (decrease) in net assets	259,313,235	247,254,539	230,492,903
resulting from operations

Distributions to shareholders
From net investment income
Class A	(865,763)	(1,349,781)	(10,791)
Class B	—	(222,059)	(2,807)
Class C	(37,410)	(690,657)	(4,862)
Class R	(5,646)	(4,634)	—
Class R1	(7,790)	(2,600)	—
Class R2	(24,856)	(3,084)	—
Class R3	(43,473)	(37,785)	(460)
Class R4	(45,073)	(64,000)	(513)
Class R5	(40,586)	(15,755)	(565)
Class 1	(41,624,959)	(81,795,612)	(10,836,557)
From net realized gain
Class A	(3,931,597)	(1,051,325)	—
Class B	(826,498)	(237,454)	—
Class C	(3,255,234)	(738,375)	—
Class R	(50,797)	(4,062)	—
Class R1	(41,601)	(2,061)	—
Class R2	(95,811)	(2,227)	—
Class R3	(239,298)	(29,914)	—
Class R4	(177,973)	(46,167)	—
Class R5	(122,754)	(10,422)	—
Class 1	(116,344,468)	(52,688,646)	—
From capital paid-in
Class A	—	—	—
Class B	—	—	—
Class C	—	—	—
Class R	—	—	—
Class R1	—	—	—
Class R2	—	—	—
Class R3	—	—	—
Class R4	—	—	—
Class R5	—	—	—
Class 1	—	—	—

Total distributions	(167,781,587)	(138,996,620)	(10,856,555)
From Fund share transactions	686,985,206	292,136,488	2,274,320,405

Total increase (decrease)	778,516,854	400,394,407	2,493,956,753
Net assets

Beginning of year	2,894,351,160	2,493,956,753	—
End of year	$3,672,868,014	$2,894,351,160	$2,493,956,753

Undistributed net investment	—	$262,628	$4,475,074
income (loss)

1 Effective 1-18-07, the fiscal year-end changed from August 31 to December 31.

2 Period from 10-15-05 (commencement of operations) to 8-31-06.

See notes to financial statements

Annual report | Lifestyle Portfolios

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

Continued

Lifestyle Growth
	Year Ended 12-31-07	Four Months Ended 12-31-06[1]	Period Ended 8-31-06[2]
Increase (decrease) in net assets

From operations
Net investment income (loss)	$185,987,458	$87,412,466	$63,621,234
Net realized gain (loss)	584,936,846	155,266,323	173,200,773
Change in net unrealized appreciation	(116,180,921)	377,077,693	356,753,561
(depreciation)
Increase (decrease) in net assets	654,743,383	619,756,482	593,575,568
resulting from operations

Distributions to shareholders
From net investment income
Class A	(4,725,491)	(4,431,521)	(46,836)
Class B	(536,260)	(878,972)	(6,890)
Class C	(2,164,482)	(3,493,928)	(19,011)
Class R	(8,325)	(3,340)	—
Class R1	(26,245)	(2,862)	—
Class R2	(16,164)	(3,020)	—
Class R3	(171,150)	(99,284)	(519)
Class R4	(229,572)	(200,909)	(571)
Class R5	(137,338)	(68,375)	(2,527)
Class 1	(177,370,025)	(242,862,495)	(35,586,379)
Class 5	(855,570)	(423,491)	—
From net realized gain
Class A	(9,486,373)	(3,753,671)	—
Class B	(2,241,004)	(885,252)	—
Class C	(8,493,776)	(3,490,555)	—
Class R	(23,494)	(3,040)	—
Class R1	(59,653)	(2,462)	—
Class R2	(31,775)	(2,462)	—
Class R3	(393,528)	(85,475)	—
Class R4	(443,269)	(163,697)	—
Class R5	(225,310)	(52,865)	—
Class 1	(276,785,876)	(184,797,243)	—
Class 5	(1,300,555)	(319,070)	—
From capital paid-in
Class A	—	(3,047,402)	—
Class B	—	(619,415)	—
Class C	—	(2,459,169)	—
Class R	—	(2,320)	—
Class R1	—	(1,972)	—
Class R2	—	(2,067)	—
Class R3	—	(68,421)	—
Class R4	—	(137,468)	—
Class R5	—	(46,482)	—
Class 1	—	(164,782,068)	—
Class 5	—	(287,001)	—

Total distributions	(485,725,235)	(617,477,774)	(35,662,733)
From Fund share transactions	1,752,091,092	1,128,312,384	6,754,830,162

Total increase (decrease)	1,921,109,240	1,130,591,092	7,312,742,997
Net assets

Beginning of year	8,443,334,089	7,312,742,997	—
End of year	$10,364,443,329	$8,443,334,089	$7,312,742,997

Undistributed net investment	—	—	$42,886,862
income (loss)

1 Effective 1-18-07, the fiscal year-end changed from August 31 to December 31.

2 Period from 10-15-05 (commencement of operations) to 8-31-06.

See notes to financial statements

Lifestyle Portfolios | Annual report

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

Continued

Lifestyle Balanced
	Year Ended 12-31-07	Four Months Ended 12-31-06[1]	Period Ended 8-31-06[2]
Increase (decrease) in net assets

From operations
Net investment income (loss)	$253,128,038	$119,808,173	$94,245,252
Net realized gain (loss)	406,707,598	122,178,920	127,337,590
Change in net unrealized appreciation	(135,354,678)	286,866,854	296,209,041
(depreciation)
Increase (decrease) in net assets	524,480,958	528,853,947	517,791,883
resulting from operations

Distributions to shareholders
From net investment income
Class A	(5,976,896)	(3,396,000)	(428,612)
Class B	(895,406)	(813,690)	(57,145)
Class C	(4,178,342)	(3,269,920)	(203,872)
Class R	(15,963)	(8,355)	—
Class R1	(12,013)	(2,951)	—
Class R2	(28,297)	(3,072)	—
Class R3	(456,666)	(128,147)	(15,304)
Class R4	(411,637)	(270,764)	(26,987)
Class R5	(227,337)	(48,482)	(15,130)
Class 1	(240,703,208)	(222,183,075)	(95,206,787)
Class 5	(453,955)	(171,997)	(347)
From net realized gain
Class A	(5,869,438)	(2,150,530)	(1,728)
Class B	(1,250,971)	(549,053)	(612)
Class C	(5,589,293)	(2,203,348)	(1,299)
Class R	(18,872)	(5,608)	—
Class R1	(13,923)	(1,847)	—
Class R2	(25,620)	(1,881)	—
Class R3	(483,304)	(81,916)	(26)
Class R4	(382,280)	(167,165)	(26)
Class R5	(202,091)	(29,224)	(123)
Class 1	(190,689,518)	(132,141,718)	(1,411,319)
Class 5	(384,893)	(109,135)	—
From capital paid-in
Class A	—	(2,851,033)	—
Class B	—	(686,450)	—
Class C	—	(2,758,233)	—
Class R	—	(7,041)	—
Class R1	—	(2,477)	—
Class R2	—	(2,573)	—
Class R3	—	(107,653)	—
Class R4	—	(226,932)	—
Class R5	—	(40,566)	—
Class 1	—	(185,752,773)	—
Class 5	—	(144,280)	—

Total distributions	(458,269,923)	(560,317,889)	(97,369,317)
From Fund share transactions	1,628,653,977	1,018,876,827	6,508,728,420

Total increase (decrease)	1,694,865,012	987,412,885	6,929,150,986
Net assets

Beginning of year	7,916,563,871	6,929,150,986	—
End of year	$9,611,428,883	$7,916,563,871	$6,929,150,986

Undistributed net investment	($200)	—	$8,258,447
income (loss)

1 Effective 1-18-07, the fiscal year-end changed from August 31 to December 31.

2 Period from 10-15-05 (commencement of operations) to 8-31-06.

See notes to financial statements

Annual report | Lifestyle Portfolios

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

Continued

Lifestyle Moderate
	Year Ended 12-31-07	Four Months Ended 12-31-06[1]	Period Ended 8-31-06[2]
Increase (decrease) in net assets

From operations
Net investment income (loss)	$82,349,580	$38,295,849	$31,797,303
Net realized gain (loss)	60,369,990	13,928,143	32,619,980
Change in net unrealized appreciation	(26,791,828)	61,379,986	54,198,768
(depreciation)
Increase (decrease) in net assets	115,927,742	113,603,978	118,608,051
resulting from operations

Distributions to shareholders
From net investment income
Class A	(1,973,109)	(902,226)	(171,868)
Class B	(315,485)	(163,812)	(22,967)
Class C	(1,420,472)	(645,798)	(77,475)
Class R	(13,881)	(2,543)	—
Class R1	(23,168)	(2,609)	—
Class R2	(3,596)	(2,689)	—
Class R3	(104,504)	(21,537)	(6,081)
Class R4	(118,312)	(51,478)	(10,781)
Class R5	(105,520)	(28,198)	(8,339)
Class 1	(78,167,282)	(52,481,076)	(31,963,702)
Class 5	(169,157)	(70,845)	(490)
From net realized gain
Class A	(947,891)	(544,690)	—
Class B	(195,985)	(105,282)	—
Class C	(871,621)	(416,751)	—
Class R	(7,574)	(1,539)	—
Class R1	(11,021)	(1,539)	—
Class R2	(1,578)	(1,550)	—
Class R3	(52,869)	(12,785)	—
Class R4	(52,753)	(29,908)	—
Class R5	(49,247)	(16,746)	—
Class 1	(30,871,062)	(29,380,921)	—
Class 5	(65,666)	(42,201)	—
From capital paid-in
Class A	—	(828,021)	—
Class B	—	(150,334)	—
Class C	—	(592,577)	—
Class R	—	(2,336)	—
Class R1	—	(2,397)	—
Class R2	—	(2,471)	—
Class R3	—	(19,781)	—
Class R4	—	(47,280)	—
Class R5	—	(25,859)	—
Class 1	—	(48,216,254)	—
Class 5	—	(64,933)	—

Total distributions	(115,541,753)	(134,878,966)	(32,261,703)
From Fund share transactions	429,277,132	237,576,843	1,785,520,486

Total increase (decrease)	429,663,121	216,301,855	1,871,866,834
Net assets

Beginning of year	2,088,168,689	1,871,866,834	—
End of year	$2,517,831,810	$2,088,168,689	$1,871,866,834

Undistributed net investment	—	—	$2,800,483
income (loss)

1 Effective 1-18-07, the fiscal year-end changed from August 31 to December 31.

2 Period from 10-15-05 (commencement of operations) to 8-31-06.

See notes to financial statements

Lifestyle Portfolios | Annual report

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

Continued

Lifestyle Conservative
	Year Ended 12-31-07	Four Months Ended 12-31-06[1]	Period Ended 8-31-06[2]
Increase (decrease) in net assets
From operations
Net investment income (loss)	$57,943,258	$27,232,158	$22,016,988
Net realized gain (loss)	20,507,832	7,375,742	13,564,145
Change in net unrealized appreciation	(7,532,402)	13,356,342	24,492,488
(depreciation)
Increase (decrease) in net assets	70,918,688	47,964,242	60,073,621
resulting from operations

Distributions to shareholders
From net investment income
Class A	(1,314,962)	(516,816)	(125,005)
Class B	(238,437)	(101,855)	(20,839)
Class C	(1,070,619)	(349,399)	(56,558)
Class R	(5,823)	(2,720)	—
Class R1	(9,925)	(2,786)	—
Class R2	(13,687)	(2,864)	—
Class R3	(99,674)	(9,817)	(3,046)
Class R4	(84,714)	(22,143)	(6,698)
Class R5	(27,298)	(8,173)	(5,036)
Class 1	(55,116,587)	(33,505,513)	(22,120,363)
From net realized gain
Class A	(355,959)	(220,889)	—
Class B	(80,613)	(45,923)	—
Class C	(362,145)	(159,163)	—
Class R	(1,586)	(1,157)	—
Class R1	(2,649)	(1,158)	—
Class R2	(3,212)	(1,164)	—
Class R3	(31,487)	(4,141)	—
Class R4	(21,759)	(8,943)	—
Class R5	(6,351)	(3,215)	—
Class 1	(11,979,079)	(13,266,448)	—
From capital paid-in
Class A	—	(489,987)	—
Class B	—	(96,644)	—
Class C	—	(331,536)	—
Class R	—	(2,579)	—
Class R1	—	(2,640)	—
Class R2	—	(2,714)	—
Class R3	—	(9,308)	—
Class R4	—	(20,988)	—
Class R5	—	(7,744)	—
Class 1	—	(31,745,868)	—

Total distributions	(70,826,566)	(80,944,295)	(22,337,545)
From Fund share transactions	281,966,127	135,023,828	1,084,509,600

Total increase (decrease)	282,058,249	102,043,775	1,122,245,676
Net assets

Beginning of year	1,224,289,451	1,122,245,676	—
End of year	$1,506,347,700	$1,224,289,451	$1,122,245,676

Undistributed net investment	—	—	$620,551
income (loss)

1 Effective 1-18-07, the fiscal year-end changed from August 31 to December 31.

2 Period from 10-15-05 (commencement of operations) to 8-31-06.

See notes to financial statements

Annual report | Lifestyle Portfolios

F I N A N C I A L   S T A T E M E N T S

Financial highlights

These Financial Highlights show how each Portfolio’s net asset value for a share has changed since the beginning of the period.

Lifestyle Aggressive
Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

													Ratio
			Net										of net
			realized	Total							Ratio of	Ratio	investment	Net
	Net asset	Net	and	from	From net						gross	of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	to average	to average	average	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)[4]	(%)[4]	(%)[1]	($)	(%)

CLASS A

12-31-2007	14.72	0.11	1.05	1.16	(0.12)	(0.54)	—	(0.66)	15.22	8.00[6]	0.59[8]	0.59[14]	0.69	116	21
12-31-2006[5]	14.06	0.08	1.24	1.32	(0.37)	(0.29)	—	(0.66)	14.72	9.40[6,7]	0.65[8,9]	0.64[9]	1.69[9]	56	5[7]
08-31-2006[10]	12.63	(0.07)	1.56	1.49	(0.06)	—	—	(0.06)	14.06	11.85[6,7]	0.84[8,9]	0.65[9]	(0.59)[9]	35	23[7]

CLASS B

12-31-2007	14.72	(0.02)	1.07	1.05	—	(0.54)	—	(0.54)	15.23	7.23[6]	1.37[8]	1.35[14]	(0.13)	24	21
12-31-2006[5]	14.00	0.05	1.23	1.28	(0.27)	(0.29)	—	(0.56)	14.72	9.15[6,7]	1.54[8,9]	1.35[9]	1.07[9]	13	5[7]
08-31-2006[10]	12.63	(0.15)	1.56	1.41	(0.04)	—	—	(0.04)	14.00	11.22[6,7]	2.00[8,9]	1.34[9]	(1.23)[9]	8	23[7]

CLASS C

12-31-2007	14.73	—[11]	1.05	1.05	(0.01)	(0.54)	—	(0.55)	15.23	7.21[6]	1.32[8]	1.31[14]	0.03	95	21
12-31-2006[5]	14.00	0.05	1.24	1.29	(0.27)	(0.29)	—	(0.56)	14.73	9.22[6,7]	1.36[8,9]	1.35[9]	1.10[9]	39	5[7]
08-31-2006[10]	12.63	(0.15)	1.57	1.42	(0.05)	—	—	(0.05)	14.00	11.22[6,7]	1.60[8,9]	1.34[9]	(1.27)[9]	25	23[7]

CLASS R

12-31-2007	14.79	0.11	0.98	1.09	(0.06)	(0.54)	—	(0.60)	15.28	7.48[6]	3.66[8]	1.08[14,15]	0.69	1	21
12-31-2006[5,10]	14.11	0.13	1.17	1.30	(0.33)	(0.29)	—	(0.62)	14.79	9.22[6,7]	10.66[8,9]	0.95[9]	2.94[9]	—[12]	5[7]

CLASS R1

12-31-2007	14.76	0.15	1.00	1.15	(0.10)	(0.54)	—	(0.64)	15.27	7.92[6]	3.54[8]	0.72[14,15]	0.92	1	21
12-31-2006[5,10]	14.11	0.08	1.23	1.31	(0.37)	(0.29)	—	(0.66)	14.76	9.25[6,7]	12.89[8,9]	0.70[9]	1.79[9]	—[12]	5[7]

CLASS R2

12-31-2007	14.74	0.37	0.81	1.18	(0.14)	(0.54)	—	(0.68)	15.24	8.13[6]	2.62[8]	0.52[14,15]	2.31	3	21
12-31-2006[5,10]	14.11	0.09	1.23	1.32	(0.40)	(0.29)	—	(0.69)	14.74	9.37[6,7]	12.24[8,9]	0.45[9]	2.07[9]	—[12]	5[7]

CLASS R3

12-31-2007	14.72	0.11	1.03	1.14	(0.10)	(0.54)	—	(0.64)	15.22	7.85[6]	1.21[8]	0.81[14,15]	0.68	7	21
12-31-2006[5]	14.06	0.08	1.24	1.32	(0.37)	(0.29)	—	(0.66)	14.72	9.36[6,7]	2.21[8,9]	0.72[9]	1.70[9]	2	5[7]
08-31-2006[10]	12.63	(0.05)	1.54	1.49	(0.06)	—	—	(0.06)	14.06	11.81[6,7]	8.07[8,9]	0.69[9]	(0.47)[9]	1	23[7]

CLASS R4

12-31-2007	14.71	0.11	1.07	1.18	(0.14)	(0.54)	—	(0.68)	15.21	8.13[6]	0.96[8]	0.54[14,15]	0.70	5	21
12-31-2006[5]	14.07	0.08	1.25	1.33	(0.40)	(0.29)	—	(0.69)	14.71	9.46[6,7]	1.38[8,9]	0.53[9]	1.71[9]	2	5[7]
08-31-2006[10]	12.63	(0.05)	1.55	1.50	(0.06)	—	—	(0.06)	14.07	11.94[6,7]	4.08[8,9]	0.49[9]	(0.38)[9]	2	23[7]

CLASS R5

12-31-2007	14.71	0.22	1.00	1.22	(0.18)	(0.54)	—	(0.72)	15.21	8.42[6]	1.11[8]	0.23[14,15]	1.40	3	21
12-31-2006[5]	14.09	0.09	1.26	1.35	(0.44)	(0.29)	—	(0.73)	14.71	9.57[6,7]	4.07[8,9]	0.23[9]	1.90[9]	1	5[7]
08-31-2006[10]	12.63	0.01	1.52	1.53	(0.07)	—	—	(0.07)	14.09	12.16[6,7]	8.26[8,9]	0.20[9]	0.05[9]	—[12]	23[7]

CLASS 1

12-31-2007	14.68	0.15	1.09	1.24	(0.20)	(0.54)	—	(0.74)	15.18	8.54	0.11	0.11[14]	0.94	3,416	21
12-31-2006[5]	14.07	0.10	1.25	1.35	(0.45)	(0.29)	—	(0.74)	14.68	9.59[7]	0.11[9]	0.11[9]	2.09[9]	2,782	5[7]
08-31-2006[10]	12.60	0.06	1.48	1.54	(0.07)	—	—	(0.07)	14.07	12.27[7]	0.11[9]	0.11[9]	0.48[9]	2,422	23[7]

See notes to financial statements

Lifestyle Portfolios | Annual report

F I N A N C I A L   S T A T E M E N T S

Financial highlights

Continued

Lifestyle Growth
Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net										of net
			realized	Total							Ratio of	Ratio	investment	Net
	Net asset	Net	and	from	From net						gross	of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	to average	to average	average	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)[4]	(%)[4]	(%)[1]	($)	(%)

CLASS A

12-31-2007	14.72	0.28	0.73	1.01	(0.23)	(0.45)	—	(0.68)	15.05	6.96[6]	0.54[8]	0.53[14]	1.79	332	18
12-31-2006[5]	14.63	0.16	1.01	1.17	(0.43)	(0.36)	(0.29)	(1.08)	14.72	8.00[7]	0.58[9]	0.58[9]	3.18[9]	165	4[7]
08-31-2006[10]	13.35	0.07	1.28	1.35	(0.07)	—	—	(0.07)	14.63	10.18[6,7]	0.72[8,9]	0.61[9]	0.55[9]	103	26[7]

CLASS B

12-31-2007	14.73	0.16	0.73	0.89	(0.11)	(0.45)	—	(0.56)	15.06	6.14[6]	1.30[8]	1.29[14]	1.02	78	18
12-31-2006[5]	14.57	0.12	1.01	1.13	(0.36)	(0.36)	(0.25)	(0.97)	14.73	7.77[6,7]	1.40[8,9]	1.35[9]	2.45[9]	39	4[7]
08-31-2006[10]	13.35	(0.02)	1.30	1.28	(0.06)	—	—	(0.06)	14.57	9.57[6,7]	1.69[8,9]	1.34[9]	(0.19)[9]	24	26[7]

CLASS C

12-31-2007	14.72	0.16	0.74	0.90	(0.12)	(0.45)	—	(0.57)	15.05	6.19[6]	1.25	1.25[14]	1.05	294	18
12-31-2006[5]	14.57	0.13	0.99	1.12	(0.36)	(0.36)	(0.25)	(0.97)	14.72	7.73[7]	1.29[9]	1.29[9]	2.53[9]	152	4[7]
08-31-2006[10]	13.35	(0.02)	1.30	1.28	(0.06)	—	—	(0.06)	14.57	9.57[6,7]	1.44[8,9]	1.33[9]	(0.14)[9]	93	26[7]

CLASS R

12-31-2007	14.79	0.27	0.67	0.94	(0.16)	(0.45)	—	(0.61)	15.12	6.47[6]	5.27[8]	1.06[14,15]	1.72	1	18
12-31-2006[5,10]	14.70	0.15	0.98	1.13	(0.40)	(0.36)	(0.28)	(1.04)	14.79	7.64[6,7]	12.41[8,9]	0.95[9]	3.39[9]	—[12]	4[7]

CLASS R1

12-31-2007	14.77	0.32	0.66	0.98	(0.20)	(0.45)	—	(0.65)	15.10	6.75[6]	2.42[8]	0.73[14,15]	2.02	2	18
12-31-2006[5,10]	14.70	0.14	1.00	1.14	(0.42)	(0.36)	(0.29)	(1.07)	14.77	7.75[6,7]	12.95[8,9]	0.69[9]	3.23[9]	—[12]	4[7]

CLASS R2

12-31-2007	14.74	0.31	0.69	1.00	(0.23)	(0.45)	—	(0.68)	15.06	6.91[6]	3.18[8]	0.62[14,15]	1.95	1	18
12-31-2006[5,10]	14.70	0.15	0.99	1.14	(0.44)	(0.36)	(0.30)	(1.10)	14.74	7.80[6,7]	12.74[8,9]	0.45[9]	3.48[9]	—[12]	4[7]

CLASS R3

12-31-2007	14.71	0.28	0.69	0.97	(0.20)	(0.45)	—	(0.65)	15.03	6.69[6]	0.98[8]	0.80[14,15]	1.83	14	18
12-31-2006[5]	14.61	0.16	1.01	1.17	(0.42)	(0.36)	(0.29)	(1.07)	14.71	8.00[6,7]	1.35[8,9]	0.71[9]	3.13[9]	4	4[7]
08-31-2006[10]	13.35	0.07	1.26	1.33	(0.07)	—	—	(0.07)	14.61	9.98[6,7]	5.07[8,9]	0.68[9]	0.62[9]	2	26[7]

CLASS R4

12-31-2007	14.71	0.27	0.74	1.01	(0.24)	(0.45)	—	(0.69)	15.03	6.95[6]	0.64[8]	0.53[14,15]	1.76	15	18
12-31-2006[5]	14.64	0.16	1.01	1.17	(0.44)	(0.36)	(0.30)	(1.10)	14.71	8.04[6,7]	0.80[8,9]	0.53[9]	3.12[9]	7	4[7]
08-31-2006[10]	13.35	0.08	1.29	1.37	(0.08)	—	—	(0.08)	14.64	10.26[6,7]	1.78[8,9]	0.49[9]	0.69[9]	5	26[7]

CLASS R5

12-31-2007	14.71	0.39	0.67	1.06	(0.28)	(0.45)	—	(0.73)	15.04[7]	7.31[6]	0.54[8]	0.21[14,15]	2.53	8	18
12-31-2006[5]	14.66	0.18	1.02	1.20	(0.47)	(0.36)	(0.32)	(1.15)	14.71	8.15[6,7]	1.40[8,9]	0.20[9]	3.54[9]	2	4[7]
08-31-2006[10]	13.35	0.09	1.30	1.39	(0.08)	—	—	(0.08)	14.66	10.47[6,7]	2.52[8,9]	0.19[9]	0.70[9]	2	26[7]

CLASS 1

12-31-2007	14.67	0.30	0.77	1.07	(0.29)	(0.45)	—	(0.74)	15.00[7]	7.44[6]	0.11	0.11[14]	1.94	9,574	18
12-31-2006[5]	14.63	0.17	1.03	1.20	(0.48)	(0.36)	(0.32)	(1.16)	14.67	8.18[7]	0.11[9]	0.11[9]	3.34[9]	8,059	4[7]
08-31-2006[10]	13.31	0.15	1.25	1.40	(0.08)	—	—	(0.08)	14.63	10.58[7]	0.11[9]	0.11[9]	1.17[9]	7,081	26[7]

CLASS 5

12-31-2007	14.66	0.37	0.70	1.07	(0.30)	(0.45)	—	(0.75)	14.98	7.42[6]	0.06	0.06[14]	2.39	46	18
12-31-2006[5]	14.62	0.24	0.97	1.21	(0.48)	(0.36)	(0.33)	(1.17)	14.66	8.24[7]	0.06[9]	0.06[9]	4.68[9]	15	4[7]
08-31-2006[13]	14.40	—[11]	0.22	0.22	—	—	—	—	14.62	1.53[7]	0.06[9]	0.06[9]	(0.02)[9]	3	26[7]

See notes to financial statements

Annual report | Lifestyle Portfolios

F I N A N C I A L   S T A T E M E N T S

Financial highlights

Continued

Lifestyle Balanced
Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

													Ratio
			Net										of net
			realized	Total							Ratio of	Ratio	investment	Net
	Net asset	Net	and	from	From net						gross	of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	to average	to average	average	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)[4]	(%)[4]	(%)[1]	($)	(%)

CLASS A

12-31-2007	14.37	0.42	0.42	0.84	(0.35)	(0.32)	—	(0.67)	14.54	5.90[6]	0.51[8]	0.50[14]	2.84	284	14
12-31-2006[5]	14.38	0.24	0.81	1.05	(0.43)	(0.27)	(0.36)	(1.06)	14.37	7.25[7]	0.55[9]	0.55[9]	4.77[9]	125	3[7]
08-31-2006[10]	13.35	0.19	1.01	1.20	(0.17)	—[11]	—	(0.17)	14.38	9.08[6,7]	0.70[8,9]	0.58[9]	1.60[9]	81	23[7]

CLASS B

12-31-2007	14.37	0.29	0.42	0.71	(0.23)	(0.32)	—	(0.55)	14.53	5.02[6]	1.30[8]	1.30[14]	1.95	60	14
12-31-2006[5]	14.37	0.20	0.81	1.01	(0.40)	(0.27)	(0.34)	(1.01)	14.37	6.96[6,7]	1.41[8,9]	1.34[9]	4.00[9]	32	3[7]
08-31-2006[10]	13.35	0.10	1.02	1.12	(0.10)	—[11]	—	(0.10)	14.37	8.47[6,7]	1.73[8,9]	1.34[9]	0.84[9]	20	23[7]

CLASS C

12-31-2007	14.39	0.31	0.42	0.73	(0.25)	(0.32)	—	(0.57)	14.55	5.10[6]	1.22[8]	1.21[14]	2.09	268	14
12-31-2006[5]	14.38	0.20	0.82	1.02	(0.40)	(0.27)	(0.34)	(1.01)	14.39	7.03[7]	1.25[9]	1.25[9]	4.10[9]	128	3[7]
08-31-2006[10]	13.35	0.12	1.01	1.13	(0.10)	—[11]	—	(0.10)	14.38	8.55[6,7]	1.41[8,9]	1.29[9]	0.97[9]	79	23[7]

CLASS R

12-31-2007	14.39	0.36	0.40	0.76	(0.29)	(0.32)	—	(0.61)	14.54	5.31[6]	4.49[8]	1.07[14,15]	2.40	1	14
12-31-2006[5,10]	14.44	0.32	0.66	0.98	(0.41)	(0.27)	(0.35)	(1.03)	14.39	6.79[6,7]	8.41[8,9]	0.95[9]	7.37[9]	—[12]	3[7]

CLASS R1

12-31-2007	14.38	0.49	0.31	0.80	(0.33)	(0.32)	—	(0.65)	14.53	5.58[6]	7.35[8]	0.78[14,15]	3.25	1	14
12-31-2006[5,10]	14.44	0.21	0.78	0.99	(0.42)	(0.27)	(0.36)	(1.05)	14.38	6.84[6,7]	13.06[8,9]	0.70[9]	4.96[9]	—[12]	3[7]

CLASS R2

12-31-2007	14.37	0.43	0.39	0.82	(0.36)	(0.32)	—	(0.68)	14.51	5.77[6]	2.84[8]	0.56[14,15]	2.90	1	14
12-31-2006[5,10]	14.44	0.22	0.77	0.99	(0.43)	(0.27)	(0.36)	(1.06)	14.37	6.90[6,7]	12.70[8,9]	0.45[9]	5.21[9]	—[12]	3[7]

CLASS R3

12-31-2007	14.36	0.43	0.37	0.80	(0.32)	(0.32)	—	(0.64)	14.52	5.65[6]	0.85[8]	0.76[14,15]	2.90	23	14
12-31-2006[5]	14.37	0.22	0.82	1.04	(0.42)	(0.27)	(0.36)	(1.05)	14.36	7.22[6,7]	1.24[8,9]	0.72[9]	4.55[9]	5	3[7]
08-31-2006[10]	13.35	0.36	0.82	1.18	(0.16)	—[11]	—	(0.16)	14.37	8.92[6,7]	3.70[8,9]	0.69[9]	3.10[9]	3	23[7]

CLASS R4

12-31-2007	14.36	0.39	0.45	0.84	(0.36)	(0.32)	—	(0.68)	14.52	5.91[6]	0.58[8]	0.51[14,15]	2.63	18	14
12-31-2006[5]	14.38	0.23	0.81	1.04	(0.43)	(0.27)	(0.36)	(1.06)	14.36	7.27[6,7]	0.70[8,9]	0.52[9]	4.55[9]	10	3[7]
08-31-2006[10]	13.35	0.16	1.06	1.22	(0.19)	—[11]	—	(0.19)	14.38	9.19[6,7]	1.46[8,9]	0.48[9]	1.37[9]	7	23[7]

CLASS R5

12-31-2007	14.36	0.50	0.38	0.88	(0.40)	(0.32)	—	(0.72)	14.52	6.18[6]	0.43[8]	0.21[14,15]	3.35	10	14
12-31-2006[5]	14.38	0.24	0.82	1.06	(0.44)	(0.27)	(0.37)	(1.08)	14.36	7.41[6,7]	1.69[8,9]	0.20[9]	4.85[9]	2	3[7]
08-31-2006[10]	13.35	0.18	1.06	1.24	(0.21)	—[11]	—	(0.21)	14.38	9.39[6,7]	2.58[8,9]	0.19[9]	1.48[9]	1	23[7]

CLASS 1

12-31-2007	14.31	0.42	0.47	0.89	(0.41)	(0.32)	—	(0.73)	14.47	6.30	0.11	0.11[14]	2.84	8,928	14
12-31-2006[5]	14.34	0.24	0.82	1.06	(0.45)	(0.27)	(0.37)	(1.09)	14.31	7.40[7]	0.11[9]	0.11[9]	4.84[9]	7,609	3[7]
08-31-2006[10]	13.31	0.22	1.03	1.25	(0.22)	—[11]	—	(0.22)	14.34	9.47[7]	0.11[9]	0.11[9]	1.81[9]	6,736	23[7]

CLASS 5

12-31-2007	14.32	0.50	0.40	0.90	(0.42)	(0.32)	—	(0.74)	14.48	6.35	0.06	0.06[14]	3.39	19	14
12-31-2006[5]	14.35	0.33	0.74	1.07	(0.45)	(0.27)	(0.38)	(1.10)	14.32	7.42[7]	0.06[9]	0.06[9]	6.63[9]	7[9]	3[7]
08-31-2006[13]	14.17	—[11]	0.31	0.31	(0.13)	—	—	(0.13)	14.35	2.23[7]	0.01[9]	0.01[9]	(0.01)[9]	1[9]	23[7]

See notes to financial statements

Lifestyle Portfolios | Annual report

F I N A N C I A L   S T A T E M E N T S

Financial highlights

Continued

Lifestyle Moderate
Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

													Ratio
			Net										of net
			realized	Total							Ratio of	Ratio	investment	Net
	Net asset	Net	and	from	From net						gross	of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	to average	to average	average	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)[4]	(%)[4]	(%)[1]	($)	(%)

CLASS A

12-31-2007	13.53	0.50	0.14	0.64	(0.41)	(0.19)	—	(0.60)	13.57	4.78[6]	0.53[8]	0.53[14]	3.57	76	13
12-31-2006[5]	13.64	0.27	0.52	0.79	(0.36)	(0.21)	(0.33)	(0.90)	13.53	5.77[6,7]	0.57[8,9]	0.56[9]	5.86[9]	37	1[7]
08-31-2006[10]	12.94	0.25	0.66	0.91	(0.21)	—	—	(0.21)	13.64	7.10[6,7]	0.83[8,9]	0.57[9]	2.21[9]	25	24[7]

CLASS B

12-31-2007	13.52	0.38	0.15	0.53	(0.30)	(0.19)	—	(0.49)	13.56[6]	3.97[6]	1.43[8]	1.35[14]	2.73	15	13
12-31-2006[5]	13.62	0.23	0.52	0.75	(0.33)	(0.21)	(0.31)	(0.85)	13.52	5.49[6,7]	1.66[8,9]	1.35[9]	4.87[9]	7	1[7]
08-31-2006[10]	12.94	0.15	0.68	0.83	(0.15)	—	—	(0.15)	13.62	6.42[6,7]	2.43[8,9]	1.34[9]	1.28[9]	5	24[7]

CLASS C

12-31-2007	13.53	0.41	0.13	0.54	(0.31)	(0.19)	—	(0.50)	13.57	4.05[6]	1.24[8]	1.24[14]	2.94	69	13
12-31-2006[5]	13.63	0.24	0.51	0.75	(0.33)	(0.21)	(0.31)	(0.85)	13.53	5.49[6,7]	1.32[8,9]	1.28[9]	5.13[9]	29	1[7]
08-31-2006[10]	12.94	0.17	0.67	0.84	(0.15)	—	—	(0.15)	13.63	6.49[6,7]	1.67[8,9]	1.29[9]	1.51[9]	18	24[7]

CLASS R

12-31-2007	13.55	0.47	0.11	0.58	(0.36)	(0.19)	—	(0.55)	13.58	4.28[6]	6.32[8]	1.06[14,15]	3.41	1	13
12-31-2006[5,10]	13.69	0.24	0.50	0.74	(0.35)	(0.21)	(0.32)	(0.88)	13.55	5.38[6,7]	13.40[8,9]	0.95[9]	5.83[9]	—[12]	1[7]

CLASS R1

12-31-2007	13.54	0.52	0.10	0.62	(0.39)	(0.19)	—	(0.58)	13.58	4.63[6]	4.10[8]	0.71[14,15]	3.73	1	13
12-31-2006[5,10]	13.69	0.25	0.50	0.75	(0.36)	(0.21)	(0.33)	(0.90)	13.54	5.43[6,7]	13.14[8,9]	0.70[9]	6.07[9]	—[12]	1[7]

CLASS R2

12-31-2007	13.53	0.44	0.22	0.66	(0.43)	(0.19)	—	(0.62)	13.57	4.89[6]	19.12[8]	0.45[14,15]	3.18	—[12]	13
12-31-2006[5,10]	13.69	0.26	0.48	0.74	(0.36)	(0.21)	(0.33)	(0.90)	13.53	5.48[6,7]	12.87[8,9]	0.45[9]	6.33[9]	—[12]	1[7]

CLASS R3

12-31-2007	13.53	0.47	0.15	0.62	(0.39)	(0.19)	—	(0.58)	13.57	4.61[6]	1.51[8]	0.83[14,15]	3.40	4	13
12-31-2006[5]	13.65	0.23	0.55	0.78	(0.36)	(0.21)	(0.33)	(0.90)	13.53	5.66[6,7]	3.13[8,9]	0.78[9]	4.89[9]	1	1[7]
08-31-2006[10]	12.94	0.33	0.58	0.91	(0.20)	—	—	(0.20)	13.65	7.10[6,7]	8.44[8,9]	0.69[9]	2.93[9]	1	24[7]

CLASS R4

12-31-2007	13.51	0.47	0.18	0.65	(0.42)	(0.19)	—	(0.61)	13.55	4.87[6]	1.13[8]	0.54[14,15]	3.38	4	13
12-31-2006[5]	13.63	0.25	0.53	0.78	(0.36)	(0.21)	(0.33)	(0.90)	13.51	5.80[6,7]	1.53[8,9]	0.52[9]	5.44[9]	2	1[7]
08-31-2006[10]	12.94	0.30	0.62	0.92	(0.23)	—	—	(0.23)	13.63	7.14[6,7]	4.65[8,9]	0.49[9]	2.59[9]	1	24[7]

CLASS R5

12-31-2007	13.52	0.58	0.11	0.69	(0.46)	(0.19)	—	(0.65)	13.56	5.15[6]	0.97[8]	0.21[14,15]	4.21	4	13
12-31-2006[5]	13.64	0.32	0.48	0.80	(0.37)	(0.21)	(0.34)	(0.92)	13.52	5.93[6,7]	2.83[8,9]	0.20[9]	6.83[9]	1	1[7]
08-31-2006[10]	12.94	0.22	0.73	0.95	(0.25)	—	—	(0.25)	13.64	7.40[6,7]	4.86[8,9]	0.19[9]	1.92[9]	1	24[7]

CLASS 1

12-31-2007	13.50	0.49	0.21	0.70	(0.47)	(0.19)	—	(0.66)	13.54	5.25	0.11	0.11[14]	3.53	2,339	13
12-31-2006[5]	13.63	0.27	0.54	0.81	(0.38)	(0.21)	(0.35)	(0.94)	13.50	5.90[7]	0.11[9]	0.11[9]	5.80[9]	2,008	1[7]
08-31-2006[10]	12.93	0.26	0.70	0.96	(0.26)	—	—	(0.26)	13.63	7.47[7]	0.11[9]	0.11[9]	2.23[9]	1,820	24[7]

CLASS 5

12-31-2007	13.49	0.53	0.19	0.72	(0.48)	(0.19)	—	(0.67)	13.54	5.39	0.06	0.06[14]	3.80	5	13
12-31-2006[5]	13.62	0.34	0.47	0.81	(0.38)	(0.21)	(0.35)	(0.94)	13.49	5.93[7]	0.06[9]	0.06[9]	7.21[9]	3	1[7]
08-31-2006[13]	13.48	—[11]	0.30	0.30	(0.16)	—	—	(0.16)	13.62	2.27[7]	0.01[9]	0.01[9]	(0.01)[9]	1	24[7]

See notes to financial statements

Annual report | Lifestyle Portfolios

F I N A N C I A L   S T A T E M E N T S

Financial highlights

Continued

Lifestyle Conservative
Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

													Ratio
			Net										of net
			realized	Total							Ratio of	Ratio	investment	Net
	Net asset	Net	and	from	From net						gross	of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total to	average	to average	average	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)[4]	(%)[4]	(%)[1]	($)	(%)

CLASS A

12-31-2007	13.29	0.59	0.05	0.64	(0.49)	(0.12)	—	(0.61)	13.32	4.89[6]	0.55[8]	0.54[14]	4.38	44	13
12-31-2006[5]	13.63	0.33	0.23	0.56	(0.38)	(0.16)	(0.36)	(0.90)	13.29	4.11[6,7]	0.64[8,9]	0.56[9]	7.20[9]	20	2[7]
08-31-2006[10]	13.16	0.31	0.41	0.72	(0.25)	—	—	(0.25)	13.63	5.53[6,7]	1.02[8,9]	0.57[9]	2.75[9]	12	20[7]

CLASS B

12-31-2007	13.29	0.50	0.04	0.54	(0.39)	(0.12)	—	(0.51)	13.32	4.11[6]	1.54[8]	1.32[14]	3.71	10	13
12-31-2006[5]	13.63	0.29	0.22	0.51	(0.35)	(0.16)	(0.34)	(0.85)	13.29	3.75[6,7]	1.88[8,9]	1.33[9]	6.20[9]	4	2[7]
08-31-2006[10]	13.16	0.24	0.41	0.65	(0.18)	—	—	(0.18)	13.63	4.99[6,7]	3.12[8,9]	1.33[9]	2.08[9]	3	20[7]

CLASS C

12-31-2007	13.28	0.52	0.04	0.56	(0.40)	(0.12)	—	(0.52)	13.32	4.22[6]	1.28[8]	1.28[14]	3.88	44	13
12-31-2006[5]	13.62	0.30	0.21	0.51	(0.35)	(0.16)	(0.34)	(0.85)	13.28	3.76[6,7]	1.41[8,9]	1.29[9]	6.55[9]	14	2[7]
08-31-2006[10]	13.16	0.29	0.35	0.64	(0.18)	—	—	(0.18)	13.62	4.91[6,7]	2.05[8,9]	1.31[9]	2.54[9]	8	20[7]

CLASS R

12-31-2007	13.31	0.48	0.11	0.59	(0.44)	(0.12)	—	(0.56)	13.34	4.49[6]	13.84[8]	1.01[14,15]	3.53	—[12]	13
12-31-2006[5]	13.67	0.29	0.23	0.52	(0.37)	(0.16)	(0.35)	(0.88)	13.31	3.80[6,7]	13.49[8,9]	0.95[9]	7.14[9]	—[12]	2[7]

CLASS R1

12-31-2007	13.30	0.57	0.07	0.64	(0.48)	(0.12)	—	(0.60)	13.34	4.83[6]	9.69[8]	0.71[14,15]	4.21	—[12]	13
12-31-2006[5]	13.67	0.30	0.23	0.53	(0.38)	(0.16)	(0.36)	(0.90)	13.30	3.85[6,7]	13.24[8,9]	0.70[9]	7.38[9]	—[12]	2[7]

CLASS R2

12-31-2007	13.30	0.56	0.09	0.65	(0.51)	(0.12)	—	(0.63)	13.32	4.93[6]	7.59[8]	0.53[14,15]	4.14	—[12]	13
12-31-2006[5]	13.67	0.31	0.23	0.54	(0.38)	(0.16)	(0.37)	(0.91)	13.30	3.98[6,7]	12.98[8,9]	0.45[9]	7.64[9]	—[12]	2[7]

CLASS R3

12-31-2007	13.29	0.70	(0.07)	0.63	(0.47)	(0.12)	—	(0.59)	13.33	4.81[6]	1.89[8]	0.81[14,15]	5.17	4	13
12-31-2006[5]	13.65	0.29	0.25	0.54	(0.38)	(0.16)	(0.36)	(0.90)	13.29	3.93[6,7]	6.23[8,9]	0.77[9]	6.23[9]	—[12]	2[7]
08-31-2006[10]	13.16	0.28	0.44	0.72	(0.23)	—	—	(0.23)	13.65	5.55[6,7]	14.72[8,9]	0.68[9]	2.46[9]	—[12]	20[7]

CLASS R4

12-31-2007	13.28	0.53	0.12	0.65	(0.50)	(0.12)	—	(0.62)	13.31	4.97[6]	1.46[8]	0.53[14,15]	3.96	3	13
12-31-2006[5]	13.64	0.28	0.27	0.55	(0.38)	(0.16)	(0.37)	(0.91)	13.28	4.06[6,7]	2.87[8,9]	0.51[9]	6.17[9]	1	2[7]
08-31-2006[10]	13.16	0.44	0.30	0.74	(0.26)	—	—	(0.26)	13.64	5.66[6,7]	10.01[8,9]	0.45[9]	3.89[9]	1	20[7]

CLASS R5

12-31-2007	13.29	0.57	0.12	0.69	(0.54)	(0.12)	—	(0.66)	13.32	5.27[6]	3.42[8]	0.22[14,15]	4.23	1	13
12-31-2006[5]	13.65	0.28	0.29	0.57	(0.40)	(0.16)	(0.37)	(0.93)	13.29	4.19[6,7]	6.37[8,9]	0.20[9]	6.01[9]	—[12]	2[7]
08-31-2006[10]	13.16	0.28	0.49	0.77	(0.28)	—	—	(0.28)	13.65	5.94[6,7]	9.18[8,9]	0.19[9]	2.44[9]	—[12]	20[7]

CLASS 1

12-31-2007	13.27	0.57	0.14	0.71	(0.56)	(0.12)	—	(0.68)	13.30	5.38[6]	0.11	0.11[14]	4.24	1,401	13
12-31-2006[5]	13.64	0.32	0.25	0.57	(0.40)	(0.16)	(0.38)	(0.94)	13.27	4.16[7]	0.11[9]	0.11[9]	6.96[9]	1,184	2[7]
08-31-2006[10]	13.15	0.30	0.48	0.78	(0.29)	—	—	(0.29)	13.64	6.01[7]	0.12[9]	0.12[9]	2.54[9]	1,097	20[7]

See notes to financial statements

Lifestyle Portfolios | Annual report

F I N A N C I A L   S T A T E M E N T S

Notes to Financial Highlights

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

5 Effective 1-18-07, the fiscal year-end changed from August 31 to December 31.

6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

7 Not annualized.

8 Does not take into consideration expense reductions during the periods shown.

9 Annualized.

10 Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05; Class R, Class R1 and Class R2 began operations on 9-18-06; and Class 1 shares began operation on 10-15-05.

11 Less than $0.01 per share.

12 Less than $500,000.

13 Class 5 shares began operation on 7-3-06.

14 Ratios do not include expenses indirectly incurred from underlying portfolios whose expense ratios can vary between 0.79% and 0.91% based on the mix of underlying portfolios held by the portfolio.

15 Includes transfer agent fee earned credits of less than 0.01% to average net assets.

See notes to financial statements

Annual report | Lifestyle Portfolios

Notes to financial statements

1. Organization of the Trust

The John Hancock Funds II (the “Trust” or “JHF II”) is an open-end management investment company organized as a Massachusetts business trust. It is a series company, which means that it has several funds, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers seventy-one separate investment funds, five of which are covered by this report: Lifestyle Aggressive, Lifestyle Growth, Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative (collectively, “Lifestyle Portfolios” or “the Portfolios”).

Each of the Lifestyle Portfolios is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Lifestyle Portfolios operate as “fund of funds”, investing in Class NAV shares of underlying funds of the Trust and John Hancock Funds III (“JHF III”) and also in other affiliated funds of the John Hancock funds complex. The Portfolios may also invest in unaffiliated underlying funds and other permitted investments.

The JHF III funds are retail mutual funds advised by JHIMS and distributed by the Distributor.

The accounting policies of the affiliated underlying funds of the Trust are outlined in the shareholder reports for such funds, available without charge by calling 1-800-225-5291 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov, File #811-21779, CIK 0001331971 for JHF II, File #811-21777, CIK 0001329954 for JHF III and File #811-0560, CIK 0000022370 for JH Small Cap Intrinsic Value Fund. The affiliated underlying funds are not covered by this report.

John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”), a Delaware limited liability company controlled by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) serves as investment adviser for the Trust and John Hancock Funds, LLC (the “Distributor”), an affiliate of the Adviser, serves as principal underwriter. John Hancock Life Insurance Company of New York (“John Hancock New York”) is a wholly owned subsidiary of John Hancock USA. John Hancock USA and John Hancock New York are indirect wholly owned subsidiaries of the Manufactures Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

The Trustees have authorized the issuance of multiple classes of shares of the Portfolios, including classes designated as Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 1 and Class 5 shares. Class A, Class B and Class C shares are open to all retail investors. Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class 1 shares are sold only to certain exempt separate accounts of John Hancock USA and John Hancock New York. Class 5 shares currently are available only to the John Hancock Freedom 529 Plan. The shares of each class represent an interest in the same portfolio of investments of the Portfolios, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

2. Significant accounting policies

In the preparation of the financial statements, the Portfolios follow the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Securities valuation

The net asset value of the shares of each Portfolio is determined daily as of the close of the New York Stock Exchange (“NYSE”), normally at 4:00 p.m., Eastern Time. Investments by the Lifestyle Portfolios in underlying affiliated funds are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation polices, as outlined in the underlying funds’ financial statements.

In September 2006, Financial Accounting Standards Board (FASB) Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Portfolios and the impact, if any, resulting from the adoption of FAS 157 on the Portfolios’ financial statement disclosure.

Lifestyle Portfolios | Annual report

Security transactions and related investment income

Investment security and underlying affiliated funds transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded by the underlying affiliated funds on the ex-dividend date. Distributions from the underlying affiliated funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Allocations of income and expenses

All income, expenses (except class-specific expenses), and realized and unrealized gain/loss are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at a Portfolio level.

Expenses not directly attributable to a particular Portfolio or share class are allocated based on the relative share of net assets of each Portfolio or share class at the time the expense was incurred. Class-specific expenses, such as Distribution (Rule 12b-1) fees, transfer agency fees, blue sky fees, and printing and postage fees, are accrued daily and charged directly to the respective share classes. Expenses in the Lifestyle Portfolios’ Statements of Operations reflect the expenses of the Portfolios and do not include any indirect expenses related to the underlying affiliated funds. Because the affiliated underlying funds have varied expense levels and the Lifestyle Portfolios may own different proportions of the affiliated underlying funds at different times, the amount of fees and expenses incurred indirectly by the Lifestyle Portfolios will vary.

Distribution of income and gains

The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in each Portfolio’s financial statements as a return of capital.

3. Investment advisory and other agreements

Advisory fees

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Portfolios, subject to the supervision of the Board of Trustees. Under the Advisory Agreement the Portfolios pay a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.05% of the first $7,500,000,000 of the aggregate daily net assets and (b) 0.04% of the aggregate daily net assets in excess of $7,500,000,000 of each of the five Lifestyle Portfolios of the Trust and its corresponding funds of the five Lifestyle Portfolios of John Hancock Trust (Lifestyle Aggressive, Lifestyle Growth, Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative). The Portfolios are not responsible for the payment of subadvisory fees.

MFC Global Investment Management (U.S.A.) Limited acts as Subadviser to the Lifestyle Portfolios. Deutsche Investment Management Americas, Inc. serves as subadviser consultant.

The investment management fees incurred for the year ended December 31, 2007, were equivalent to an annual effective rate of the Portfolio’s average daily net assets as follows:

Portfolio	Annual Effective Rate

Lifestyle Aggressive	0.04%
Lifestyle Growth	0.04%
Lifestyle Balanced	0.04%
Lifestyle Moderate	0.04%
Lifestyle Conservative	0.04%

Annual report | Lifestyle Portfolios

Expense reimbursements

The Adviser has contractually agreed to waive advisory fees or reimburse Portfolios’ expenses for Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares to the extent that blue sky fees, and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the classes. This agreement remains in effect until May 1, 2008, and may thereafter be terminated by the Adviser at any time.

The Adviser has contractually agreed to waive advisory fees or reimburse fund expenses for Class 5 shares to the extent that total Portfolio operating expenses attributable to Class 5 exceed 0.07% of the average annual net assets attributable to Class 5. This agreement remains in effect until May 1, 2008, and may thereafter be terminated by the Adviser at any time.

For the year ended December 31, 2007, the expense reductions amounted to the following and are reflected as a reduction of total expenses in the Statement of Operations:

Expense Reimbursement by Class

Portfolio	Class A	Class B	Class C	Class R	Class R1	Class R2	Class R3	Class R4	Class R5

Lifestyle Aggressive	$3,118	$2,761	$2,280	$20,250	$20,265	$20,074	$16,430	$17,010	$18,189
Lifestyle Growth	6,534	2,484	5,441	20,511	20,831	20,243	13,325	10,962	14,287
Lifestyle Balanced	3,675	1,472	3,198	20,450	20,565	20,229	9,228	8,613	13,507
Lifestyle Moderate	857	9,550	709	20,594	20,409	20,846	17,911	18,394	17,401
Lifestyle Conservative	386	14,361	2,265	20,734	20,676	20,648	18,440	18,671	19,066

Fund administration fees

Pursuant to the Advisory Agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

The fund administration fees incurred for the year ended December 31, 2007, were equivalent to an annual effective rate of 0.01% of each Portfolio’s average daily net assets.

Distribution plans

The Trust has a Distribution Agreement with the Distributor. The Portfolios have adopted Distribution Plans with respect to Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class 1, pursuant to Rule 12b-1 under the 1940 Act, to reimburse the Distributor for the services it provides as distributor of shares of the Portfolios. Accordingly, the Portfolios make monthly payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00%, 0.75%, 0.50%, 0.25%, 0.50%, 0.25% and 0.05% of the average daily net assets of Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class 1, respectively. A maximum of 0.25% of average daily net assets may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly, National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Portfolio’s 12b-1 payments could occur under certain circumstances.

The Portfolios have also adopted a Service Plan with respect to Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares (the “Service Plan”). Under the Service Plan, the Portfolios pay up to 0.25%, 0.25%, 0.25%, 0.15%, 0.10% and 0.05% of average daily net assets of Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares, respectively, for certain other services.

The Service Plan fees incurred for the year ended December 31, 2007, were equivalent to an annual effective rate of the Portfolio’s average daily net assets as follows:

Portfolio	Annual Effective Rate

Lifestyle Aggressive	0.08%
Lifestyle Growth	0.09%
Lifestyle Balanced	0.08%
Lifestyle Moderate	0.08%
Lifestyle Conservative	0.08%

Lifestyle Portfolios | Annual report

Sales charges

Class A shares are assessed up-front sales charges of up to 5% of the net asset value of such shares. The following summarizes the net up-front sales charges received by the Distributor during the year ended December 31, 2007:

	Lifestyle Aggressive	Lifestyle Growth	Lifestyle Balanced	Lifestyle Moderate	Lifestyle Conservative

Net Sales Charges	$1,629,067	$5,632,872	$4,640,980	$1,156,709	$606,343
Retained for printing prospectuses,
advertising and sales literature	253,842	891,302	744,272	189,895	99,964
Sales commission to unrelated
broker-dealers	1,349,726	4,657,109	3,850,749	953,924	495,908
Sales commission to affiliated
sales personnel	25,499	84,461	45,959	12,890	10,471

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Portfolios in connection with the sale of Class B and Class C shares. During the year ended December 31, 2007, CDSCs received by the Distributor amounted to $46,651, $168,322, $92,550, $18,767 and $12,808 for Class B shares and $31,408, $94,724, $80,521, $17,299 and $16,940 for Class C shares of Lifestyle Aggressive, Lifestyle Growth, Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative, respectively.

Transfer agent fees

The Portfolios have a Transfer Agency Agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of MFC. For Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the Portfolio pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net assets, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Expenses not directly attributable to a particular class of shares are aggregated and allocated to each class on the basis of its relative net asset value.

Signature Services has agreed to limit the transfer agent fees so that such fees do not exceed 0.20% annually of Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares average daily net assets. This agreement is effective until December 31, 2008. Signature Services reserves the right to terminate this limitation in the future. In addition, Signature Services has voluntarily agreed to further limit transfer agent fees for Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares so that such fees do not exceed 0.05% annually of each class’s average daily net assets. For the year ended December 31, 2007, the transfer agent fees reductions amounted to the following and are reflected as a reduction of total expenses in the Statement of Operations:

Transfer agent fee reduction by class

Portfolio	Class R	Class R1	Class R2	Class R3	Class R4	Class R5

Lifestyle Aggressive	$998	$679	$656	$2,418	$1,724	$1,064
Lifestyle Growth	757	762	658	3,347	2,455	1,150
Lifestyle Balanced	935	380	682	3,293	2,325	1,030
Lifestyle Moderate	604	599	169	2,122	1,463	1,034
Lifestyle Conservative	245	351	448	1,573	1,200	806

Signature Services reserves the right to terminate this limitation at any time.

In May 2007, the Fund began receiving earnings credits from its transfer agent as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out of pocket expenses. During the year ended December 31, 2007, the Fund’s transfer agent fees and out of pocket expenses were reduced by $6,502, $14,589, $8,464, $2,016 and $958 for Lifestyle Aggressive, Lifestyle Growth, Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative for transfer agent credits earned.

Annual report | Lifestyle Portfolios

Expenses under the agreements described above for the year ended December 31, 2007, were as follows:

		Distribution and	Transfer		Printing and
Portfolio	Share Class	service fees	agent fees	Blue sky fees	postage fees

Lifestyle Aggressive	Class A	$267,761	$164,435	$26,491	$14,244
	Class B	194,754	39,947	16,500	2,793
	Class C	697,546	139,911	21,558	16,251
	Class R	7,220	1,425	20,791	186
	Class R1	3,824	1,058	20,785	142
	Class R2	3,062	1,153	20,784	173
	Class R3	28,416	4,803	19,556	1,036
	Class R4	14,774	3,948	19,802	1,150
	Class R5	636	2,172	19,686	460
	Class 1	1,610,789	—	—	—
	Total	$2,828,782	$358,852	$185,953	$36,435

Lifestyle Growth	Class A	$766,163	$379,790	$38,538	$29,805
	Class B	610,248	118,554	20,549	6,456
	Class C	2,340,651	378,259	31,637	31,888
	Class R	4,321	1,026	20,798	150
	Class R1	6,722	1,411	21,857	115
	Class R2	3,400	1,070	20,792	180
	Class R3	53,689	7,908	19,328	2,039
	Class R4	40,937	8,646	18,813	3,218
	Class R5	616	3,540	17,492	1,061
	Class 1	4,555,976	—	—	—
	Total	$8,382,723	$900,204	$209,804	$74,912

Lifestyle Balanced	Class A	$629,262	$248,497	$35,495	$19,315
	Class B	469,709	92,889	16,500	3,088
	Class C	2,037,108	259,316	29,535	25,503
	Class R	5,474	1,262	20,829	170
	Class R1	1,851	546	20,823	25
	Class R2	3,256	1,145	20,822	228
	Class R3	80,796	10,585	19,752	2,433
	Class R4	47,259	10,049	18,530	3,921
	Class R5	296	4,332	18,041	1,378
	Class 1	4,240,484	—	—	—
	Total	$7,515,495	$628,621	$200,327	$56,061

Lifestyle Moderate	Class A	$165,662	$ 61,378	$22,597	$9,139
	Class B	116,921	23,614	16,500	3,204
	Class C	486,462	60,282	17,327	10,566
	Class R	3,465	813	20,845	103
	Class R1	3,142	912	20,846	116
	Class R2	286	227	20,847	98
	Class R3	18,380	3,635	19,333	1,190
	Class R4	11,525	3,171	19,867	1,560
	Class R5	115	2,262	18,923	655
	Class 1	1,106,029	—	—-	—
	Total	$1,911,987	$156,294	$177,085	$26,631

Lifestyle Conservative	Class A	$90,425	$31,132	$17,932	$5,469
	Class B	65,673	11,221	18,247	1,870
	Class C	278,802	34,078	21,496	5,504
	Class R	1,324	332	20,834	42
	Class R1	1,175	471	20,832	51
	Class R2	984	601	20,833	80
	Class R3	11,313	2,533	19,642	446
	Class R4	6,819	2,273	19,980	589
	Class R5	81	1,125	19,470	148
	Class 1	648,946	—	—	—
	Total	$1,105,542	$83,766	$179,266	$14,199

4. Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

Lifestyle Portfolios | Annual report

5. Fund share transactions

Share activity for the Portfolios for the year ended December 31, 2007, and the periods ended December 31, 2006, and August 31, 2006, were as follows:

Lifestyle Aggressive
		Year Ended 12-31-07	Four Months Ended 12-31-06[1]			Period Ended 8-31-06[2]
	Shares	Amount	Shares	Amount	Shares	Amount

Class A shares

Sold	4,614,640	$72,343,725	1,287,313	$18,914,525	2,656,426	$37,105,900
Distributions reinvested	310,614	4,631,245	158,685	2,343,780	739	9,867
Repurchased	(1,114,340)	(17,460,253)	(139,671)	(2,069,549)	(164,725)	(2,284,281)
Net increase	3,810,914	$59,514,717	1,306,327	$19,188,756	2,492,440	$34,831,486

Class B shares

Sold	885,174	$13,809,960	270,496	$3,963,999	641,314	$8,963,149
Distributions reinvested	53,226	794,126	29,687	438,480	161	2,152
Repurchased	(185,248)	(2,895,713)	(53,687)	(788,566)	(37,802)	(520,561)
Net increase	753,152	11,708,373	246,496	$3,613,913	603,673	$8,444,740

Class C shares

Sold	3,975,449	$62,163,168	811,127	$11,860,736	1,853,043	$25,877,041
Distributions reinvested	213,164	3,180,423	91,893	1,357,255	283	3,786
Repurchased	(580,591)	(9,086,220)	(64,280)	(948,858)	(49,020)	(685,074)
Net increase	3,608,022	$56,257,371	838,740	$12,269,133	1,804,306	$25,195,753

Class R shares[3]

Sold	95,511	$1,518,424	13,974	$204,356	—	—
Distributions reinvested	3,768	56,443	586	8,697	—	—
Repurchased	(22,307)	(352,211)	—	(3)	—	—
Net increase	76,972	$1,222,656	14,560	$213,050	—	—

Class R1 shares[3]

Sold	82,704	$1,317,018	7,087	$100,001	—	—
Distributions reinvested	3,302	49,391	315	4,660	—	—
Repurchased	(20,102)	(313,226)	—	(1)	—	—
Net increase	65,904	$1,053,183	7,402	$104,660	—	—

Class R2 shares[3]

Sold	242,808	$3,920,147	7,686	$108,946	—	—
Distributions reinvested	8,082	120,667	359	5,311	—	—
Repurchased	(82,461)	(1,346,875)	—	(1)	—	—
Net increase	168,429	$2,693,939	8,045	$114,256	—	—

Class R3 shares

Sold	439,108	$6,857,290	42,310	$622,204	78,517	$1,063,860
Distributions reinvested	18,965	282,771	4,583	67,700	—	—
Repurchased	(93,518)	(1,469,502)	(16,559)	(245,807)	(1,184)	(16,116)
Net increase	364,555	$5,670,559	30,334	$444,097	77,333	$1,047,744

Class R4 shares

Sold	255,282	$3,953,647	64,580	$934,909	125,577	$1,762,808
Distributions reinvested	14,937	222,558	7,464	110,167	—	—
Repurchased	(106,180)	(1,675,926)	(17,622)	(264,501	(13,355)	(183,449)
Net increase	164,039	$2,500,279	54,422	$780,575	112,222	$1,579,359

Class R5 shares

Sold	219,853	$3,498,153	10,619	$159,884	38,324	$533,868
Distributions reinvested	10,962	163,340	1,774	26,177	—	—
Repurchased	(39,228)	(602,706)	(7,941)	(122,198)	(5,050)	(73,349)
Net increase	191,587	$3,058,787	4,452	$63,863	33,274	$460,519

Class 1 shares

Sold	29,308,050	$454,167,442	9,665,230	$141,965,510	173,760,521	$2,225,676,778
Distributions reinvested	10,630,513	157,969,428	9,129,956	134,484,258	812,945	10,836,557
Repurchased	(4,388,943)	(68,831,528)	(1,447,335)	(21,105,583)	(2,435,942)	(33,752,531)
Net increase	35,549,620	$543,305,342	17,347,851	$255,344,185	172,137,524	$2,202,760,804

NET INCREASE	44,753,194	$686,985,206	19,858,629	$292,136,488	177,260,772	$2,274,320,405

1Effective 1-18-07, the fiscal year-end changed from August 31 to December 31.

2Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05 and Class 1 shares began operations on 10-15-05.

3Class R, Class R1 and Class R2 shares began operations on 9-18-06.

Annual report | Lifestyle Portfolios

Lifestyle Growth
		Year ended 12-31-07	Four Months Ended 12-31-06[1]			Period Ended 8-31-06[2]
	Shares	Amount	Shares	Amount	Shares	Amount

Class A shares

Sold	12,295,840	$190,386,484	3,841,069	$58,423,570	7,413,437	$107,056,385
Issued in reorganization	241,993	3,888,349	—	—	—	—
Distributions reinvested	920,135	13,618,005	727,891	10,743,675	3,180	44,453
Repurchased	(2,628,552)	(40,696,080)	(383,350)	(5,839,239)	(361,010)	(5,177,905)
Net increase	10,829,416	$167,196,758	4,185,610	$63,328,006	7,055,607	$11,922,933

Class B shares

Sold	2,904,046	$44,766,258	886,607	$13,434,315	1,720,077	$24,839,956
Issued in reorganization	58,080	928,637	—	—	—	—
Distributions reinvested	179,850	2,663,601	155,491	2,296,598	435	6,092
Repurchased	(562,601)	(8,720,822)	(83,495)	(1,273,331)	(64,700)	(923,569)
Net increase	2,579,375	$39,637,674	958,603	$14,457,582	1,655,812	$23,922,479

Class C shares

Sold	10,421,470	$160,626,549	3,520,680	$53,321,544	6,576,277	$95,022,521
Issued in reorganization	86,401	1,381,344	—	—	—	—
Distributions reinvested	692,231	10,251,966	612,571	9,041,554	1,182	16,531
Repurchased	(1,988,367)	(30,811,386)	(218,687)	(3,318,501)	(177,998)	(2,523,827)
Net increase	9,211,735	$141,448,473	3,914,564	$59,044,597	6,399,461	$92,515,225

Class R shares[3]

Sold	45,255	$697,576	8,603	$128,040	—	—
Distributions reinvested	2,138	31,819	587	8,700	—	—
Repurchased	(8,305)	(126,466)	—	(3)	—	—
Net increase	39,088	602,929	9,190	$136,737	—	—

Class R1 shares[3]

Sold	131,620	$2,072,737	6,803	$100,001	—	—
Issued in reorganization	7,433	119,711	—	—	—	—
Distributions reinvested	5,782	85,856	492	7,296	—	—
Repurchased	(22,023)	(346,417)	—	(1)	—	—
Net increase	122,812	$1,931,887	7,295	$107,296	—	—

Class R2 shares[3]

Sold	65,934	$1,009,920	6,803	$100,001	—	—
Distributions reinvested	3,233	47,939	510	7,549	—	—
Repurchased	(10,469)	(159,415)	—	(1)	—	—
Net increase	58,698	898,444	7,313	$107,549	—	—

Class R3 shares

Sold	753,663	$11,632,645	112,022	$1,698,636	152,570	$2,166,010
Distributions reinvested	38,168	564,498	17,157	253,064	—	—
Repurchased	(132,164)	(2,050,727)	(28,282)	(437,160)	(351)	(5,030)
Net increase	659,667	$10,146,416	100,897	$1,514,540	152,219	$2,160,980

Class R4 shares

Sold	594,949	$9,104,267	163,347	$2,452,277	330,719	$4,841,734
Distributions reinvested	45,493	672,840	34,039	502,074	—	—
Repurchased	(130,810)	(2,014,185)	(24,376)	(378,017)	(16,347)	(238,184)
Net increase	509,632	7,762,922	173,010	$2,576,334	314,372	4,603,550

Class R5 shares

Sold	386,916	$6,103,831	50,951	$783,939	113,625	1,616,476
Distributions reinvested	24,520	362,648	11,371	167,722	136	1,904
Repurchased	(46,657)	(717,962)	(9,676)	(152,668)	(8,639)	(122,977)
Net increase	364,779	$5,748,517	52,646	$798,993	105,122	$1,495,403

Lifestyle Portfolios | Annual report

Lifestyle Growth, continued
		Year ended 12-31-07	Four Months Ended 12-31-06[1]			Period Ended 8-31-06[2]
	Shares	Amount	Shares	Amount	Shares	Amount

Class 1 shares

Sold	68,743,446	$1,053,001,279	28,002,092	$425,819,245	486,658,311	$6,563,462,581
Distributions reinvested	30,811,120	454,155,901	40,274,766	592,441,806	2,554,657	35,586,379
Repurchased	(10,434,155)	(162,148,953)	(2,978,465)	(44,028,057)	(5,180,020)	(74,075,698)
Net increase	89,120,411	$1,345,008,227	65,298,393	$974,232,994	484,032,948	$6,524,973,262

Class 5 shares

Sold	2,047,722	$31,534,003	722,012	$11,006,269	225,361	$3,236,330
Distributions reinvested	146,377	2,156,125	70,038	1,029,562	—	—
Repurchased	(123,241)	(1,981,283)	(1,855)	(28,075)	—	—
Net increase	2,070,858	$31,708,845	790,195	$12,007,756	225,361	$3,236,330

Net increase	115,566,471	$1,752,091,092	75,497,716	$1,128,312,384	499,940,902	$6,754,830,162

1Effective 1-18-07, the fiscal year-end changed from August 31 to December 31.

2Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05 and Class 1 shares began operations on 10-15-05.

3Class R, Class R1 and Class R2 shares began operations on 9-18-06.

Annual report | Lifestyle Portfolios

Lifestyle Balanced
		Year ended 12-31-07	Four Months Ended 12-31-06[1]			Period Ended 8-31-06[2]
	Shares	Amount	Shares	Amount	Shares	Amount

Class A shares

Sold	12,010,789	$178,914,507	2,301,145	$34,441,210	6,009,152	$85,302,501
Issued in reorganization	407,719	6,254,241	—	—	—	—
Distributions reinvested	764,823	11,089,399	1,044,385	15,033,362	27,765	389,529
Repurchased	(2,326,002)	(34,789,873)	(323,345)	(4,801,204)	(392,816)	(5,635,273)
Net increase	10,857,329	$161,468,274	3,022,185	$44,673,368	5,644,101	$80,056,757

Class B shares

Sold	2,125,099	$31,561,856	615,659	$9,186,277	1,452,791	$20,544,736
Issued in reorganization	94,071	1,440,223	—	—	—	—
Distributions reinvested	138,849	2,004,146	247,931	3,568,430	3,722	52,170
Repurchased	(458,683)	(6,838,206)	(58,199)	(868,062)	(57,897)	(818,019)
Net increase	1,899,336	$28,168,019	805,391	$11,886,645	1,398,616	$19,778,887

Class C shares

Sold	10,622,392	$158,371,850	2,638,805	$39,340,147	5,676,144	$80,561,010
Issued in reorganization	112,341	1,722,024	—	—	—	—
Distributions reinvested	629,263	9,097,060	961,016	13,850,949	13,319	187,092
Repurchased	(1,856,133)	(27,693,913)	(196,570)	(2,936,192)	(192,534)	(2,732,138)
Net increase	9,507,863	$141,497,021	3,403,251	$50,254,904	5,496,929	$78,015,964

Class R shares[3]

Sold	41,703	$624,192	19,663	$293,680	—	—
Distributions reinvested	2,262	32,758	2,890	41,655	—	—
Repurchased	(14,135)	(206,357)	—	(2)	—	—
Net increase	29,830	$450,593	22,553	$335,333	—	—

Class R1 shares[3]

Sold	36,079	$544,741	6,449	$93,141	—	—
Issued in reorganization	7,260	111,372	—	—	—	—
Distributions reinvested	1,795	25,936	981	14,134	—	—
Repurchased	(12,423)	(182,489)	—	(1)	—	—
Net increase	32,711	$499,560	7,430	$107,274	—	—

Class R2 shares[3]

Sold	83,244	$1,218,082	6,571	$94,999	—	—
Distributions reinvested	3,716	53,917	1,013	14,575	—	—
Repurchased	(19,236)	(287,738)	—	(1)	—	—
Net increase	67,724	$984,261	7,584	$109,573	—	—

Class R3 shares

Sold	1,482,901	$22,213,387	119,898	$1,788,302	246,488	$3,431,004
Distributions reinvested	64,976	939,970	43,210	621,539	1,003	14,088
Repurchased	(268,440)	(4,012,566)	(26,310)	(392,280)	(59,070)	(818,494)
Net increase	1,279,437	$19,140,791	136,798	$2,017,561	188,421	$2,626,598

Class R4 shares

Sold	787,368	$11,686,142	99,034	$1,473,004	532,830	$7,589,789
Distributions reinvested	54,756	793,917	89,691	1,291,112	1,821	25,583
Repurchased	(294,166)	(4,408,844)	(14,043)	(209,570)	(35,265)	(504,224)
Net increase	547,958	$8,071,215	174,682	$2,554,546	499,386	$7,111,148

Class R5 shares

Sold	615,276	$9,235,488	15,246	$237,920	102,605	$1,431,987
Distributions reinvested	29,612	429,428	15,867	228,255	974	13,638
Repurchased	(86,230)	(1,298,027)	(12,125)	(184,561)	(4,703)	(65,769)
Net increase	558,658	$8,366,889	18,988	$281,614	98,876	$1,379,856

Lifestyle Portfolios | Annual report

Lifestyle Balanced, continued
		Year ended 12-31-07	Four Months Ended 12-31-06[1]			Period Ended 8-31-06[2]
	Shares	Amount	Shares	Amount	Shares	Amount

Class 1 shares

Sold	66,344,430	$978,825,969	26,696,656	$395,003,122	468,643,365	$6,306,035,420
Distributions reinvested	29,782,065	431,392,726	37,653,392	540,077,565	6,945,128	96,618,106
Repurchased	(10,958,523)	(162,475,516)	(2,380,654)	(34,347,226)	(5,913,625)	(84,025,930)
Net increase	85,167,972	$1,247,743,179	61,969,394	$900,733,461	469,674,868	$6,318,627,596

Class 5 shares

Sold	800,605	$11,911,857	351,001	$5,226,710	80,813	$1,140,151
Distributions reinvested	57,977	838,848	58,593	840,371	25	347
Repurchased	(32,771)	(486,530)	(9,627)	(144,533)	(633)	(8,884)
Net increase	825,811	$12,264,175	399,967	$5,922,548	80,205	$1,131,614

Net increase	110,774,629	$1,628,653,977	69,968,223	$1,018,876,827	483,081,402	$6,508,728,420

1Effective 1-18-07, the fiscal year-end changed from August 31 to December 31.

2Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05 and Class 1 shares began operations on 10-15-05.

3Class R, Class R1 and Class R2 shares began operations on 9-18-06.

Annual report | Lifestyle Portfolios

Lifestyle Moderate
		Year ended 12-31-07	Four Months Ended 12-31-06[1]			Period Ended 8-31-06[2]
	Shares	Amount	Shares	Amount	Shares	Amount

Class A shares

Sold	3,689,701	$51,041,634	816,494	$11,462,461	1,906,772	$25,643,938
Distributions reinvested	193,694	2,633,345	153,623	2,082,610	11,786	156,721
Repurchased	(1,019,236)	(14,186,223)	(83,703)	(1,177,380)	(49,176)	(660,565)
Net increase	2,864,159	$39,488,756	886,414	$12,367,691	1,869,382	$25,140,094

Class B shares

Sold	685,413	$9,480,517	170,346	$2,381,553	394,049	$5,293,647
Distributions reinvested	34,752	470,834	27,685	375,204	1,374	18,275
Repurchased	(121,981)	(1,693,366)	(32,385)	(455,472)	(30,195)	(405,623)
Net increase	598,184	$8,257,985	165,736	$2,301,285	365,228	$4,906,299

Class C shares

Sold	3,309,558	$45,891,231	759,619	$10,592,267	1,313,617	$17,670,307
Distributions reinvested	152,871	2,071,690	113,517	1,538,471	5,335	70,936
Repurchased	(511,957)	(7,087,439)	(43,709)	(614,937)	(30,993)	(417,164)
Net increase	2,950,472	$40,875,482	829,427	$11,515,801	1,287,959	$17,324,079

Class R shares[3]

Sold	42,365	$587,129	7,305	$100,003	—	—
Distributions reinvested	1,578	21,455	472	6,417	—	—
Repurchased	(14,367)	(196,971)	—	(3)	—	—
Net increase	29,576	$411,613	7,777	$106,417	—	—

Class R1 shares[3]

Sold	63,256	$886,586	7,305	$100,001	—	—
Distributions reinvested	2,515	34,189	482	6,545	—	—
Repurchased	(15,327)	(211,504)	—	(1)	—	—
Net increase	50,444	$709,271	7,787	$106,545	—	—

Class R2 shares[3]

Sold	887	$12,290	7,355	$100,714	—	—
Distributions reinvested	380	5,174	494	6,710	—	—
Repurchased	(154)	(2,155)	—	(1)	—	—
Net increase	1,113	$15,309	7,849	$107,423	—	—

Class R3 shares

Sold	342,265	$4,717,918	19,080	$265,714	61,803	$824,287
Distributions reinvested	11,583	157,373	3,942	53,482	339	4,515
Repurchased	(109,186)	(1,497,041)	(14,417)	(203,739)	(5,906)	(79,750)
Net increase	244,662	$3,378,250	8,605	$115,457	56,236	$749,052

Class R4 shares

Sold	189,497	$2,619,552	77,706	$1,070,385	81,786	$1,104,574
Distributions reinvested	12,584	171,065	9,444	127,980	680	9,033
Repurchased	(57,795)	(800,604)	(15,696)	(220,828)	(2,016)	(27,039)
Net increase	144,286	$1,990,013	71,454	$977,537	80,450	$1,086,568

Class R5 shares

Sold	291,654	$4,060,770	43,027	$611,395	48,649	$647,657
Distributions reinvested	11,406	154,744	5,172	70,052	482	6,410
Repurchased	(95,191)	(1,333,546)	(10,492)	(150,063)	(1,932)	(26,226)
Net increase	207,869	$2,881,968	37,707	$531,384	47,199	$627,841

Class 1 shares

Sold	20,668,456	$285,222,178	6,640,443	$92,685,843	134,937,718	$1,753,494,793
Distributions reinvested	8,014,611	109,038,344	9,603,688	130,078,250	2,410,929	31,963,702
Repurchased	(4,707,379)	(65,151,346)	(1,089,036)	(15,016,278)	(3,803,690)	(51,025,836)
Net increase	23,975,688	$329,109,176	15,155,095	$207,747,815	133,544,957	$1,734,432,659

Lifestyle Portfolios | Annual report

Lifestyle Moderate, continued
		Year ended 12-31-07	Four Months Ended 12-31-06[1]			Period Ended 8-31-06[2]
	Shares	Amount	Shares	Amount	Shares	Amount

Class 5 shares

Sold	196,146	$2,705,630	123,203	$1,733,403	93,828	$1,253,556
Distributions reinvested	17,271	234,823	13,160	177,978	37	490
Repurchased	(55,900)	(781,144)	(15,002)	(211,893)	(11)	(152)
Net increase	157,517	$2,159,309	121,361	$1,699,488	93,854	$1,253,894

Net increase	31,223,970	$429,277,132	17,299,212	$237,576,843	137,345,265	$1,785,520,486

1Effective 1-18-07, the fiscal year-end changed from August 31 to December 31.

2Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05 and Class 1 shares began operations on 10-15-05.

3Class R, Class R1 and Class R2 shares began operations on 9-18-06.

Annual report | Lifestyle Portfolios

Lifestyle Conservative
		Year Ended 12-31-07	Four Months Ended 12-31-06[1]			Period Ended 8-31-06[2]
	Shares	Amount	Shares	Amount	Shares	Amount

Class A shares

Sold	2,389,609	$32,202,666	579,284	$8,044,116	970,480	$13,042,633
Distributions reinvested	110,478	1,471,783	80,861	1,077,212	8,061	$106,760
Repurchased	(700,324)	(9,450,827)	(82,674)	(1,154,624)	(72,078)	(970,334)
Net increase	1,799,763	$24,223,622	577,471	$7,966,704	906,463	$12,179,059

Class B shares

Sold	533,348	$7,196,400	101,217	$1,408,223	227,435	$3,046,846
Distributions reinvested	20,568	273,746	14,743	196,481	1,215	16,097
Repurchased	(121,906)	(1,643,199)	(25,828)	(359,242)	(11,427)	(153,081)
Net increase	432,010	$5,826,947	90,132	$1,245,462	217,223	$2,909,862

Class C shares

Sold	2,645,517	$35,649,056	459,156	$6,364,493	621,340	$8,332,624
Distributions reinvested	91,873	1,222,078	55,270	735,796	3,508	46,442
Repurchased	(551,105)	(7,442,310)	(38,676)	(540,025)	(15,041)	(203,312)
Net increase	2,186,285	$29,428,824	475,750	$6,560,264	609,807	$8,175,754

Class R shares[3]

Sold	9,081	$122,134	7,316	$100,003	—	—
Distributions reinvested	554	7,409	483	6,456	—	—
Repurchased	(816)	(11,024)	—	(3)	—	—
Net increase	8,819	$118,519	7,799	$106,456	—	—

Class R1 shares[3]

Sold	19,327	$263,101	7,315	$100,001	—	—
Distributions reinvested	942	12,574	493	6,584	—	—
Repurchased	(12,347)	(165,600)	—	(1)	—	—
Net increase	7,922	$110,075	7,808	$106,584	—	—

Class R2 shares[3]

Sold	40,208	$543,146	7,360	$100,626	—	—
Distributions reinvested	1,265	16,899	505	6,743	—	—
Repurchased	(29,185)	(393,962)	—	(1)	—	—
Net increase	12,288	166,083	7,865	$107,368	—	—

Class R3 shares

Sold	321,852	$4,357,181	13,627	$190,563	21,755	$290,487
Distributions reinvested	9,844	131,160	1,695	22,593	96	1,277
Repurchased	(81,606)	(1,105,400)	(9,143)	(129,072)	(24)	(327)
Net increase	250,090	$3,382,941	6,179	$84,084	21,827	$291,437

Class R4 shares

Sold	280,198	$3,747,727	13,788	$190,041	51,727	$693,385
Distributions reinvested	7,988	106,474	3,850	51,335	359	4,751
Repurchased	(148,989)	(1,994,253)	(8,772)	(123,762)	(514)	(6,839)
Net increase	139,197	$1,859,948	8,866	$117,614	51,572	$691,297

Class R5 shares

Sold	54,757	$742,856	6,571	$91,562	22,121	$294,449
Distributions reinvested	2,522	33,650	1,375	18,329	219	2,896
Repurchased	(22,114)	(300,568)	(7,868)	(111,132)	(705)	(9,504)
Net increase (decrease)	35,165	$475,938	78	($1,241)	21,635	$287,841

Class 1 shares

Sold	17,102,516	$230,347,734	4,076,366	$56,702,014	82,605,957	$1,088,806,246
Distributions reinvested	5,034,597	67,095,666	5,891,179	78,517,828	1,669,737	22,120,363
Repurchased	(6,026,728)	(81,070,170)	(1,209,359)	(16,489,309)	(3,797,586)	(50,952,259)
Net increase	16,110,385	$216,373,230	8,758,186	$118,730,533	80,478,108	$1,059,974,350

Net increase	20,981,924	$281,966,127	9,940,134	$135,023,828	82,306,635	$1,084,509,600

1Effective 1-18-07, the fiscal year-end changed from August 31 to December 31.

2Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05 and Class 1 shares began operations on 10-15-05.

3Class R, Class R1 and Class R2 shares began operations on 9-18-06.

Lifestyle Portfolios | Annual report

6. Purchases and sales of securities

The following summarizes the purchases and sales of the affiliated underlying funds for the year ended December 31, 2007:

Portfolio	Purchase	Sales

Lifestyle Aggressive	$1,497,526,416	$717,592,963
Lifestyle Growth	3,631,519,691	1,738,489,635
Lifestyle Balanced	3,025,073,493	1,298,987,056
Lifestyle Moderate	743,977,072	307,907,172
Lifestyle Conservative	459,554,431	173,921,617

7. Federal income tax information

Federal income tax regulations may differ from generally accepted accounting principles, and income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for losses deferred with respect to wash sales and excise tax regulations.

Each Portfolio’s policy is to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate taxpayer for federal income tax purposes.

Capital accounts

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily attributable to short-term capital gain distributions received from underlying funds.

The cost of investments owned on December 31, 2007, including short-term investments, for federal income tax purposes, was as follows:

				Net Unrealized
		Unrealized	Unrealized	Appreciation/
Portfolio	Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

Lifestyle Aggressive	$3,397,587,778	$332,195,796	($57,218,235)	$274,977,561
Lifestyle Growth	9,754,676,408	754,551,766	(145,921,715)	608,630,051
Lifestyle Balanced	9,168,473,769	600,284,086	(158,157,088)	442,126,998
Lifestyle Moderate	2,430,679,572	86,413,286	—	86,413,286
Lifestyle Conservative	1,477,718,754	44,432,480	(16,086,333)	28,346,147

The tax-basis components of distributable earnings at December 31, 2007, were as follows:

	Undistributed	Undistributed Long Term
Portfolio	Ordinary Income	Capital Gains

Lifestyle Aggressive	$4,376,197	$154,308,175
Lifestyle Growth	7,838,613	285,306,066
Lifestyle Balanced	3,181,352	204,388,634
Lifestyle Moderate	432,126	28,730,116
Lifestyle Conservative	211,645	9,104,360

The tax character of distributions paid during 2007 and 2006 was as follows:

	12/31/07 Distributions					12/31/06 Distributions[1]			8/31/06 Distributions
		Long Term				Long Term				Long Term
	Ordinary	Capital	Return of		Ordinary	Capital	Return of		Ordinary	Capital
Portfolio	Income	Gains	Capital	Total	Income	Gains	Capital	Total	Income	Gains	Total

Lifestyle Aggressive	$123,815,341	$43,966,246	—	$167,781,587	$138,977,239	$19,381	—	$138,996,620	$10,856,555	—	$10,856,555
Lifestyle Growth	403,632,376	82,092,859	—	485,725,235	411,384,565	34,665,916	$171,427,293	617,477,774	35,662,733	—	35,662,733
Lifestyle Balanced	413,394,944	44,874,979	—	458,269,923	346,895,730	20,886,971	192,535,188	560,317,889	97,369,317	—	97,369,317
Lifestyle Moderate	108,022,601	7,519,152	—	115,541,753	83,942,028	998,369	49,938,569	134,878,966	32,261,703	—	32,261,703
Lifestyle Conservative	68,963,500	1,863,066	—	70,826,566	47,533,711	707,783	32,702,801	80,944,295	22,337,545	—	22,337,545

1Effective 1-18-07, the fiscal year-end changed from August 31 to December 31.

At December 31, 2007, there were no capital loss carry forwards available to offset future realized gains.

Annual report | Lifestyle Portfolios

The Trust adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (“FIN 48”), on January 1, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Trust’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

8. Investment in affiliated underlying funds

The Portfolios invest primarily in affiliated underlying funds that are managed by affiliates of the Adviser. The Portfolios do not invest in affiliated underlying funds for the purpose of exercising management or control; however, the Portfolios’ investments may represent a significant portion of each underlying fund’s net assets. A summary of the Portfolios’ investments in affiliated funds during the year ended December 31, 2007, is set forth below:

							Capital Gain
		Beginning			Ending		Distribution
	Affiliate —	Share	Shares	Shares	Share	Sale	From Under-	Dividend	Ending
Portfolio	Series NAV	Amount	Purchased	Sold	Amount	Proceeds	lying Funds	Income	Value

	Lifestyle Aggressive
	John Hancock Funds
	Small Cap Intrinsic Value	—	5,044,200	102,191	4,942,009	$1,684,841	$1,796,822	$110,949	$73,388,841

	John Hancock Funds II
	All Cap Core	—	4,647,003	—	4,647,003	—	$1,160,425	$282,810	$47,817,662
	All Cap Growth	3,270,836	299,102	3,569,938	—	$67,078,175	—	—	—
	All Cap Value	3,577,206	2,648,705	24,146	6,201,765	397,076	22,916,850	936,959	73,490,915
	Blue Chip Growth	7,503,645	3,283,082	229,752	10,556,975	4,697,533	877,062	787,927	227,819,518
	Capital Appreciation	11,312,854	5,560,463	576,947	16,296,370	6,232,651	—	539,536	185,941,584
	Core Equity	5,417,429	4,654,883	102,704	9,969,608	1,728,074	3,133,215	164,407	146,952,029
	Emerging Growth	3,498,404	1,455,331	373,259	4,580,476	6,617,698	5,073,261	514,434	73,150,204
	Emerging Markets Value	—	10,233,968	950,634	9,283,334	11,661,919	949,458	890,984	108,893,511
	Equity-Income	3,077,127	986,684	33,124	4,030,687	659,212	3,500,221	1,249,528	73,116,653
	Fundamental Value	6,800,039	1,793,511	111,487	8,482,063	1,975,489	1,248,808	1,492,748	147,503,070
	International Equity Index	7,068,530	1,302,719	1,811,377	6,559,872	40,694,298	3,528,146	3,536,325	147,662,712
	International Opportunities	6,454,539	2,179,209	842,523	7,791,225	17,953,384	16,615,041	1,774,720	147,409,969
	International Small Cap	4,172,362	1,580,247	930,910	4,821,699	22,479,502	12,261,688	2,570,332	92,576,625
	International Small Company	8,272,786	2,288,468	1,486,432	9,074,822	17,642,147	6,901,517	1,207,306	92,563,180
	International Value	10,849,920	3,459,518	738,065	13,571,373	14,870,622	12,473,247	4,648,142	258,263,222
	Large Cap	3,702,322	1,136,195	48,629	4,789,888	807,234	1,862,763	682,460	72,997,887
	Large Cap Value	1,149,067	329,061	8,143	1,469,985	218,807	925,863	334,814	36,984,823
	Mid Cap Index	5,859,816	1,386,826	2,669,710	4,576,932	55,984,358	7,733,480	1,193,347	87,877,097
	Mid Cap Intersection	—	15,901,504	115,746	15,785,758	1,168,730	—	96,657	146,965,407
	Mid Cap Stock	3,447,720	648,301	260,393	3,835,628	5,091,020	4,786,971	1,153	74,027,612
	Mid Cap Value	2,879,077	1,010,435	48,779	3,840,733	1,056,260	3,558,198	566,710	73,127,552
	Mid Cap Value Equity	2,770,613	574,093	67,083	3,277,623	788,103	679,874	351,217	36,643,820
	Natural Resources	4,060,960	2,597,816	2,979,126	3,679,650	123,307,432	32,930,375	756,779	141,997,702
	Quantitative Mid Cap	3,782,103	364,535	4,146,638	—	67,572,592	—	—	—
	Quantitative Value	5,018,113	2,358,971	32,255	7,344,829	570,420	8,080,804	1,858,313	109,952,092
	Small Cap	5,605,832	2,070,268	2,225,233	5,450,867	35,675,912	10,037,933	60,479	72,878,086
	Small Cap Index	3,428,771	1,941,657	1,512,642	3,857,786	22,818,108	10,714,101	1,109,540	51,308,552
	Small Company	3,437,117	1,509,154	659,272	4,286,999	10,189,020	4,341,851	1,077	63,276,108
	Small Company Value	3,452,364	1,260,173	79,689	4,632,848	2,135,461	4,861,096	238,030	109,844,827
	Special Value	2,662,953	844,034	3,506,987	—	67,342,724	9,602,481	64,439	—
	U.S. Global Leaders Growth	2,133,558	3,280,247	2,964,275	2,449,530	40,772,046	—	627,673	33,999,476
	U.S. Multi Sector	21,083,701	6,137,275	3,226,596	23,994,380	36,939,781	8,120,789	3,200,903	257,939,582
	Value & Restructuring	2,401,870	474,549	35,484	2,840,935	485,682	120,060	509,231	37,045,795
	Vista	5,015,555	660,277	714,072	4,961,760	10,424,068	5,270,145	—	74,029,459

	John Hancock Funds III
	International Core	5,433,055	1,815,166	386,566	6,861,655	$17,872,584	$23,286,189	$4,133,977	$295,119,767

Lifestyle Portfolios | Annual report

							Capital Gain
		Beginning			Ending		Distribution
	Affiliate —	Share	Shares	Shares	Share	Sale	From Under-	Dividend	Ending
Portfolio	Series NAV	Amount	Purchased	Sold	Amount	Proceeds	lying Funds	Income	Value

	Lifestyle Growth
	John Hancock Funds
	Small Cap Intrinsic Value	—	7,018,657	144,493	6,874,164	$2,372,813	$2,497,966	$154,243	$102,081,329

	John Hancock Funds II
	All Cap Core	15,849,195	23,553,770	1,241,428	38,161,537	$13,684,612	$16,377,996	$3,961,999	$392,682,218
	All Cap Growth	4,776,494	992,561	106,105	5,662,950	2,073,919	6,742,686	136,768	104,991,101
	All Cap Value	10,471,873	767,064	11,238,937	—	191,511,129	—	—	—-
	Blue Chip Growth	17,558,955	5,562,609	696,915	22,424,649	14,781,885	1,974,560	1,773,887	483,923,926
	Capital Appreciation	33,085,055	5,497,363	1,608,857	36,973,561	18,546,807	—	1,221,425	421,868,328
	Core Equity	15,842,368	6,056,930	695,594	21,203,704	11,790,867	6,678,220	350,422	312,542,593
	Emerging Markets Value	—	18,638,294	1,106,622	17,531,672	13,858,897	1,779,808	1,670,194	205,646,513
	Equity-Income	13,528,131	3,930,683	212,725	17,246,089	4,293,466	14,949,777	5,336,855	312,844,055
	Floating Rate Income	—	1,734,000	—	1,734,000	—	—	—	17,340,000
	Fundamental Value	19,902,134	4,437,142	261,454	24,077,822	4,738,495	3,558,142	4,253,184	418,713,317
	Global Bond	11,705,521	4,140,094	1,933,965	13,911,650	29,504,356	1,540,860	9,639,724	208,674,753
	Global Real Estate	7,231,690	3,548,604	308,234	10,472,060	3,855,887	4,104,967	3,259,576	102,835,626
	High Income	7,745,928	3,358,223	208,420	10,895,731	2,321,827	4,352,538	6,314,030	102,528,827
	High Yield	41,471,626	15,932,430	4,142,376	53,261,680	41,056,671	4,219,328	38,143,322	506,518,579
	Index 500	—	9,723,386	797	9,722,589	8,572	262,569	468,307	104,226,158
	International Equity Index	8,264,997	1,365,055	474,677	9,155,375	11,083,161	4,968,085	4,979,601	206,087,490
	International Opportunities	18,834,129	5,883,541	2,731,157	21,986,513	57,587,381	46,600,535	4,977,593	415,984,822
	International Small Cap	8,123,514	2,544,459	2,546,626	8,121,347	62,276,363	20,626,120	4,323,709	155,929,860
	International Small Company	16,106,293	3,614,652	4,508,097	15,212,848	53,744,344	11,505,452	2,012,688	155,171,052
	International Value	18,105,422	4,720,792	992,450	21,833,764	20,270,435	20,115,988	7,496,200	415,496,528
	Large Cap	5,418,073	1,350,768	43,279	6,725,562	725,400	2,650,219	970,960	102,497,566
	Large Cap Value	3,375,795	851,388	39,751	4,187,432	1,087,899	2,635,981	953,232	105,355,781
	Mid Cap Index	21,415,982	2,568,113	15,954,560	8,029,535	339,002,517	14,349,631	2,214,279	154,167,080
	Mid Cap Intersection	—	22,368,481	252,027	22,116,454	2,624,454	—	136,410	205,904,189
	Mid Cap Stock	5,030,627	6,544,996	778,171	10,797,452	15,289,238	13,536,113	3,260	208,390,815
	Mid Cap Value	—	5,466,478	41,594	5,424,884	939,652	5,029,403	801,027	103,289,797
	Mid Cap Value Equity	8,106,565	1,474,352	307,207	9,273,710	3,665,363	1,922,180	992,979	103,680,078
	Natural Resources	9,483,524	3,227,197	4,895,430	7,815,291	206,632,787	69,552,618	1,598,402	301,592,093
	Quantitative Value	14,685,722	13,403,801	220,546	27,868,977	4,054,225	30,666,096	7,052,172	417,198,581
	Real Estate Equity	6,841,689	1,519,588	1,183	8,360,094	14,391	8,367,636	853,366	70,224,790
	Real Return Bond	19,609,601	6,896,544	3,598,504	22,907,641	48,106,936	—	16,314,981	312,460,218
	Small Cap	5,446,349	2,434,567	272,280	7,608,636	4,449,314	14,052,767	84,669	101,727,464
	Small Cap Index	5,004,947	470,906	5,475,853	—	97,360,408	—	—	—
	Small Cap Opportunities	6,599,007	2,883,739	1,332,723	8,150,023	29,946,730	582,069	2,939,801	177,344,503
	Small Company Growth	7,023,448	1,223,509	321,650	7,925,307	4,336,579	2,357,827	—	102,157,213
	Small Company Value	3,354,031	1,022,762	78,202	4,298,591	2,130,877	4,542,291	222,420	101,919,596
	Special Value	3,882,069	1,071,921	4,953,990	—	94,958,382	13,702,149	91,951	—
	Spectrum Income	16,190,977	4,731,125	909,786	20,012,316	9,648,579	2,687,484	9,095,525	208,328,212
	Strategic Bond	7,068,956	2,253,202	277,102	9,045,056	3,278,894	—	4,676,585	102,842,287
	Strategic Income	8,445,849	2,170,306	446,724	10,169,431	4,536,821	—	2,748,185	104,236,666
	Total Return	24,828,685	9,131,453	4,212,685	29,747,453	58,375,830	1,561,789	20,589,281	416,166,864
	U.S. Global Leaders Growth	18,812,145	3,940,615	12,043,360	10,709,400	169,600,773	—	1,790,149	148,646,466
	U.S. High Yield Bond	6,382,353	2,122,530	280,189	8,224,694	3,730,751	27,333	7,290,078	103,713,388
	U.S. Multi Sector	54,008,568	14,931,367	855,912	68,084,023	9,573,706	23,098,627	9,104,592	731,903,249
	Value & Restructuring	7,053,772	1,355,636	326,274	8,083,134	4,456,407	341,669	1,449,171	105,404,070
	Vista	7,320,314	887,398	1,179,980	7,027,732	16,886,444	7,481,024	—	104,853,765

	John Hancock Funds III
	International Core	11,887,939	3,402,866	800,811	14,489,994	$37,413,446	$49,244,877	$8,742,401	$623,214,653

	Lifestyle Balanced
	John Hancock Funds II
	Active Bond	16,605,822	4,585,532	954,952	20,236,402	$9,139,805	—	$7,744,749	$192,650,544
	All Cap Core	14,868,844	4,445,677	403,710	18,910,811	4,518,549	$9,311,390	2,241,408	194,592,244
	Blue Chip Growth	32,948,123	10,462,507	2,837,612	40,573,018	60,639,316	3,673,564	3,300,222	875,565,735
	Core Bond	12,647,626	3,620,807	988,053	15,280,380	12,377,940	—	8,557,029	192,991,205
	Core Equity	14,852,940	5,490,250	704,198	19,638,992	11,943,340	6,284,407	329,758	289,478,745
	Emerging Markets Value	—	17,301,920	1,072,964	16,228,956	13,354,063	1,631,093	1,530,639	190,365,656
	Equity-Income	12,697,050	3,735,491	373,761	16,058,780	7,506,865	14,009,587	5,001,220	291,306,263

Annual report | Lifestyle Portfolios

							Capital Gain
		Beginning			Ending		Distribution
	Affiliate —	Share	Shares	Shares	Share	Sale	From Under-	Dividend	Ending
Portfolio	Series NAV	Amount	Purchased	Sold	Amount	Proceeds	lying Funds	Income	Value

	Lifestyle Balanced, continued
	Floating Rate Income	—	1,600,000	—-	1,600,000	—	—	—	$16,000,000
	Fundamental Value	14,020,910	3,210,889	476,191	16,755,608	$8,580,364	$2,501,258	$ 2,989,849	291,380,025
	Global Bond	16,420,225	5,303,385	2,452,969	19,270,641	37,320,050	2,126,808	13,305,456	289,059,618
	Global Real Estate	20,306,129	10,530,251	1,427,929	29,408,451	17,589,206	11,619,594	9,226,615	288,790,985
	High Income	14,537,749	6,099,193	333,764	20,303,178	3,715,971	8,088,306	11,725,517	191,052,902
	High Yield	70,011,150	24,219,772	3,250,033	90,980,889	32,913,518	7,000,831	63,254,602	865,228,257
	Index 500	—	8,727,291	2,886	8,724,405	30,635	241,182	430,164	93,525,623
	International Opportunities	8,870,406	2,567,923	1,332,516	10,105,813	27,971,697	21,210,748	2,265,606	191,201,977
	International Small Cap	7,640,715	2,381,891	2,503,079	7,519,527	61,113,311	19,016,388	3,986,272	144,374,918
	International Value	16,997,036	4,024,573	3,309,368	17,712,241	67,047,540	16,260,684	6,059,525	337,063,949
	Large Cap	5,076,459	7,560,092	45,182	12,591,369	729,392	4,966,236	1,819,480	191,892,460
	Large Cap Value	9,537,510	2,597,211	549,169	11,585,552	14,612,363	7,421,736	2,683,874	291,492,495
	Mid Cap Index	—	5,132,575	173,690	4,958,885	3,879,168	7,572,251	1,168,467	95,210,584
	Mid Cap Stock	4,706,912	817,790	500,239	5,024,463	9,575,407	6,243,571	1,504	96,972,135
	Natural Resources	8,902,585	3,807,605	5,228,915	7,481,275	218,059,159	65,393,690	1,502,825	288,702,383
	Quantitative Value	9,216,897	3,824,462	220,893	12,820,466	4,067,541	14,208,204	3,267,410	191,922,378
	Real Estate Equity	12,408,223	2,804,528	2,416,592	12,796,159	31,012,283	12,807,702	1,306,183	107,487,737
	Real Return Bond	30,614,083	9,822,789	5,674,949	34,761,923	75,958,050	—	25,003,492	474,152,634
	Small Cap	5,093,666	480,282	5,573,948	—	89,337,555	—	—	—
	Small Cap Opportunities	3,133,126	54,984	3,188,110	—	80,901,467	—	—	—
	Small Company Growth	—	7,443,661	129,295	7,314,366	1,760,696	2,174,565	—	94,282,183
	Small Company Value	3,136,953	959,518	129,268	3,967,203	3,528,241	4,189,056	205,123	94,062,373
	Spectrum Income	37,945,236	10,043,714	1,776,169	46,212,781	18,809,603	6,201,210	20,979,166	481,075,052
	Strategic Bond	13,242,802	3,953,413	351,439	16,844,776	4,173,676	—	8,633,732	191,525,101
	Strategic Income	15,822,235	3,557,997	606,845	18,773,387	6,149,890	628	5,094,161	192,427,220
	Total Return	29,064,377	8,841,780	3,513,665	34,392,492	48,781,071	1,800,164	23,740,767	481,150,968
	U.S. Global Leaders Growth	17,596,078	3,689,250	10,676,928	10,608,400	150,320,190	—	1,704,247	147,244,596
	U.S. High Yield Bond	11,969,638	3,575,889	360,351	15,185,176	4,804,078	50,430	13,462,678	191,485,065
	U.S. Multi Sector	43,487,197	10,797,761	9,179,119	45,105,839	105,075,401	15,475,458	6,099,831	484,887,772
	Value & Restructuring	13,264,569	3,105,415	1,427,070	14,942,914	19,226,816	648,254	2,749,535	194,855,595

	John Hancock Funds III
	International Core	7,447,711	1,995,164	488,134	8,954,741	$23,001,665	$30,329,912	$5,384,444	$385,143,390

	Lifestyle Moderate
	John Hancock Funds II
	Active Bond	17,583,695	4,605,550	1,073,228	21,116,017	$10,259,533	—	$8,046,488	$201,024,484
	Blue Chip Growth	5,442,693	1,612,635	988,828	6,066,500	20,684,080	$604,401	542,976	130,915,080
	Core Bond	3,320,383	817,309	150,514	3,987,178	1,883,498	—	2,220,789	50,358,058
	Core Equity	5,240,971	2,455,247	608,010	7,088,208	10,148,344	2,217,352	116,350	104,480,182
	Equity-Income	2,242,612	794,125	164,922	2,871,815	3,333,239	2,484,029	886,763	52,094,730
	Floating Rate Income	—	1,245,000	—	1,245,000	—	—	—	12,450,000
	Fundamental Value	4,963,142	1,526,180	464,670	6,024,652	8,371,755	888,541	1,062,108	104,768,702
	Global Bond	8,654,339	2,703,790	1,303,956	10,054,173	22,165,510	1,110,009	6,944,289	150,812,596
	Global Real Estate	3,602,901	1,879,065	354,271	5,127,695	4,370,878	2,017,629	1,602,111	50,353,966
	High Income	5,791,943	2,347,359	119,343	8,019,959	1,313,506	3,173,634	4,595,485	75,467,817
	High Yield	12,281,718	3,803,011	618,573	15,466,156	9,889,407	1,213,537	10,946,976	147,083,147
	International Equity Index	2,063,921	428,694	268,037	2,224,578	6,079,455	1,204,651	1,207,442	50,075,251
	International Opportunities	1,192,804	504,100	388,943	1,307,961	8,123,939	2,580,859	275,672	24,746,613
	International Value	3,381,283	996,036	414,080	3,963,239	8,277,470	3,665,900	1,366,093	75,420,446
	Investment Quality Bond	3,538,219	871,629	149,450	4,260,398	1,754,611	—	2,391,281	50,357,905
	Mid Cap Index	—	1,302,101	3,437	1,298,664	74,966	1,980,651	305,633	24,934,342
	Real Estate Equity	3,295,309	725,480	661,511	3,359,278	8,485,327	3,362,308	342,902	28,217,933
	Real Return Bond	6,419,772	1,683,204	918,388	7,184,588	12,326,477	—	5,199,709	97,997,779
	Small Cap	1,344,381	140,563	1,484,944	—	23,783,169	—	—	—-
	Small Company	2,488,367	598,825	1,406,156	1,681,036	25,849,461	1,582,211	393	24,812,097
	Small Company Growth	—	1,980,138	63,336	1,916,802	864,659	568,769	—	24,707,574
	Small Company Value	828,023	276,636	61,713	1,042,946	1,680,879	1,095,546	53,645	24,728,245
	Spectrum Income	15,983,974	3,791,158	464,666	19,310,466	4,907,523	2,593,584	8,730,810	201,021,954
	Strategic Bond	3,481,687	3,237,903	82,112	6,637,478	966,466	—	3,088,626	75,468,123
	Strategic Income	4,159,023	3,339,262	135,500	7,362,785	1,368,276	—	1,712,095	75,468,550
	Total Return	18,391,053	5,504,801	2,384,125	21,511,729	33,019,261	1,124,165	14,790,943	300,949,094
	U.S. Government Securities	3,063,092	273,024	3,336,116	—	45,405,320	—-	428,273	—
	U.S. High Yield Bond	4,735,805	1,327,818	78,794	5,984,829	1,050,619	19,781	5,259,157	75,468,693
	U.S. Multi Sector	7,662,582	2,638,400	555,973	9,745,009	6,423,601	3,299,742	1,300,632	104,758,849
	Value & Restructuring	3,507,182	1,104,691	589,193	4,022,680	7,924,029	173,911	737,633	52,455,745

Lifestyle Portfolios | Annual report

							Capital Gain
		Beginning			Ending		Distribution
	Affiliate —	Share	Shares	Shares	Share	Sale	From Under-	Dividend	Ending
Portfolio	Series NAV	Amount	Purchased	Sold	Amount	Proceeds	lying Funds	Income	Value

	Lifestyle Moderate, continued
	John Hancock Funds III
	International Core	2,460,741	825,450	363,733	2,922,458	$17,121,913	$9,950,560	$1,766,514	$125,694,903

	Lifestyle Conservative
	John Hancock Funds II
	Active Bond	12,897,935	3,558,215	650,567	15,805,583	$6,197,479	—	$5,900,098	$150,469,149
	Blue Chip Growth	1,288,395	541,730	312,638	1,517,487	6,588,489	$151,153	135,792	32,747,366
	Core Bond	1,965,128	476,793	58,304	2,383,617	728,212	—	1,295,788	30,105,084
	Equity-Income	1,324,744	710,455	226,465	1,808,734	4,541,122	1,558,146	556,236	32,810,431
	Floating Rate Income	—	733,000	—	733,000	—	—	—	7,330,000
	Fundamental Value	1,462,801	714,844	289,060	1,888,585	5,188,404	276,839	330,915	32,842,501
	Global Bond	6,776,603	2,221,253	971,865	8,025,991	14,546,075	886,946	5,548,791	120,389,863
	Global Real Estate	3,127,336	2,607,040	1,136,571	4,597,805	13,554,147	1,807,120	1,434,956	45,150,450
	High Income	2,254,461	1,059,982	115,229	3,199,214	1,264,003	1,282,688	1,812,420	30,104,605
	High Yield	4,804,984	1,648,388	123,648	6,329,724	1,253,260	483,717	4,292,135	60,195,678
	International Value	1,965,622	950,910	543,961	2,372,571	10,832,300	2,172,889	809,725	45,150,024
	Investment Quality Bond	5,235,146	1,326,235	195,747	6,365,634	2,296,757	—	3,495,977	75,241,797
	Real Estate Equity	1,904,003	452,830	404,290	1,952,543	5,085,239	1,954,456	199,323	16,401,361
	Real Return Bond	3,778,896	1,016,769	526,885	4,268,780	7,055,750	—	3,020,161	58,226,153
	Spectrum Income	12,908,984	2,603,147	3,948,455	11,563,676	42,051,456	1,547,078	5,536,192	120,377,870
	Strategic Bond	2,057,537	3,304,470	67,751	5,294,256	787,020	—	2,311,455	60,195,695
	Strategic Income	3,687,173	2,287,044	101,447	5,872,770	1,025,574	—	1,399,165	60,195,891
	Total Return	14,378,775	4,147,742	1,318,153	17,208,364	18,134,415	892,220	11,607,103	240,745,013
	U.S. Government Securities	9,973,410	3,014,330	870,876	12,116,864	11,652,710	—	7,028,803	161,638,968
	U.S. High Yield Bond	1,856,216	567,322	36,171	2,387,367	476,669	7,861	2,060,477	30,104,697
	U.S. Multi Sector	2,263,774	1,148,304	371,118	3,040,960	4,279,116	1,029,194	405,669	32,690,322
	Value & Restructuring	2,068,110	1,200,133	749,643	2,518,600	9,962,623	106,430	451,417	32,842,545

	John Hancock Funds III
	International Core	574,108	264,121	138,172	700,057	$6,420,797	$2,352,900	$417,708	$30,109,438

9. Fund mergers

On June 29, 2007, the Board of Trustees of the Trust approved the following two proposed merger transactions: (i) John Hancock Allocation Core Portfolio (a “Target Fund”), a series of John Hancock Capital Series Trust, to be merged into Lifestyle Balanced Portfolio (an “Acquiring Fund”) and (ii) John Hancock Allocation Growth + Value Portfolio (a “Target Fund”), a series of John Hancock Capital Series Trust, to be merged into Lifestyle Growth Portfolio (an “Acquiring Fund”).

After shareholder approval was obtained, the mergers were effective after the close of business on September 28, 2007. Each Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. Each merger qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Target Fund or their shareholders.

Pursuant to the Agreement and Plan of Reorganization, shareholders of each Target Fund received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets and Net Unrealized Appreciation immediately before and after the reorganizations:

			Appreciation of
		Acquired Net Asset	Transferor		Acquiring Fund	Acquiring Fund
		Value of the	Fund’s	Shares Issued by	Net Assets Prior to	Total Net Assets
Acquiring Fund	Transferor Fund	Transferor Fund	Investments	Acquiring Fund	Combination	After Combination

Lifestyle Growth	JH Allocation Growth & Value	$6,318,041	$519,679	393,907	$10,401,426,390	$10,407,744,431
Lifestyle Balanced	JH Allocation Core	9,527,860	498,757	621,391	9,535,359,035	9,544,886,895

Annual report | Lifestyle Portfolios

Auditors report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Fund II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of securities owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the finan-cial position of each of the portfolios (identified in Note 1) comprising John Hancock Funds II (the “Trust”) at December 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 29, 2008

Lifestyle Portfolios | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2007.

The Portfolios below have designated the following amounts as capital gain dividends paid during the fiscal year.

Portfolio	Capital Gains
Lifestyle Aggressive	$43,966,246
Lifestyle Growth	82,092,859
Lifestyle Balanced	44,874,979
Lifestyle Moderate	7,519,152
Lifestyle Conservative	1,863,066

Annual report | Lifestyle Portfolios

EVALUATION BY THE BOARD OF AMENDMENTS TO ADVISORY AGREEMENT

At its meeting on September 27–28, 2007, the Board, including all of the Independent Trustees, approved amendments to the Advisory Agreement with respect to each of the Lifestyle Funds (the “Lifestyle Funds”) of John Hancock Funds II (“JHF II or the “Trust”):

1. Transferring to a new Service Agreement with the Adviser the financial, accounting and administrative services currently performed by the Adviser under the Advisory Agreement (“Amendment 1”), and

2. Restructuring the advisory fee by applying different advisory fee rates to “Affiliated Fund Assets” and “Other Assets.” Affiliated Fund Assets are each of the JHF II funds and the funds of JHF III. Other Assets are any assets that are not Affiliated Fund Assets. (“Amendment 2”).

Each of these amendments were subsequently also approved by shareholders of the Lifestyle Funds at a meeting of shareholders held on January 8, 2008, and are described in a proxy statement for the Trust dated November 9, 2007 which was mailed to shareholders of record on October 29, 2007.

The Board, including the Independent Trustees, is responsible for selecting JHF II’s investment adviser, approving the Adviser’s selection of Fund subadvisers and approving JHF II’s advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates JHF II’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for JHF II and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to JHF II and by the subadvisers to the Funds;

2. the investment performance of the Funds and their subadvisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers affiliated with the Adviser) from the Adviser’s relationship with JHF II; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of JHF II’s advisory agreements. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of JHF II’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by such unaffiliated subadvisers from their relationship with JHF II, generally, are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid to subadvisers by the Adviser and not by the Funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

At its meeting on June 8, 2007, the Board approved the annual continuation of the Advisory Agreement with respect to each of the Funds and considered each of the factors listed above. A discussion of the basis of the Board’s approval of the Advisory Agreement and the factors considered by the Board at that meeting is available in JHF II’s annual report to shareholders for the year ended August 31, 2007. This report was mailed to shareholders of JHF II on or about October 30, 2007. A copy of the report may be obtained by calling 1-800-225-5291 (TDD 1-800-544-6713) or by writing to JHF II at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Gordon Shone.

In approving each of the amendments to the Advisory Agreement at its September 27–28, 2007 meeting, the Board determined that it was appropriate to rely upon its recent consideration at its June 8, 2007 meeting of such factors as: fund performance; the realization of economies of scale; profitability of the Advisory Agreement to the Adviser; and comparative advisory fee rates (as well as its conclusions with respect to those factors). The Board noted that it had, at the June 8, 2007 meeting, concluded that each of these factors supported the continuation of the Advisory Agreement. The Board, at the September 27–28, 2007 meeting, revisited particular factors to the extent relevant to the proposed amendments. In particular, the Board noted the skill and competency of the Adviser in its past management of JHF II’s affairs and subadvisory relationships, the qualifications of the Adviser’s personnel who perform services for JHF II and the Funds, including those who served as officers of JHF II, and the high level and quality of services that the Adviser may reasonably be expected to continue to provide the Funds and concluded that the Adviser may reasonably be expected to perform its services ably under the Advisory Agreement as proposed to be amended.

Specific factors considered by the Board in approving Amendments 1 and 2 are set forth below.

Amendment 1. The Board considered with respect to Amendment 1 and the new Service Agreement with the Adviser that the transfer to the Service Agreement of the non-advisory services currently performed by the Adviser under the Advisory Agreement would not result in any change in the level and quality of services provided to the Funds, would provide greater flexibility in that future changes to the non-advisory services arrangements for the Funds would no longer require the expense of obtaining shareholder approval and would not, without further Board approval, result in any material increase in the costs to the Funds of the Adviser’s provision of such services.

Amendment 2. The Board considered with respect to Amendment 2 the benefit to each Lifestyle Fund of having a different advisory fee on Affiliated Fund Assets than on Other Assets. The Board noted that the Adviser currently receives an advisory fee at the underlying fund level with respect to Affiliated Fund Assets but would not receive any comparable compensation with respect to investments in Other Assets, that it was reasonable to

Lifestyle Portfolios | Annual report

provide for such compensation in view of the services to be provided by the Adviser. The Board also noted that providing the Adviser with the ability to invest in both Affiliated Fund Assets and Other Assets as deemed appropriate by the Adviser was a benefit to each Fund. The Board took into account that, although the advisory fee with respect to investments in Other Assets will increase, the increase is expected to be offset in whole or in part by a decrease in underlying fund expenses. The Board also noted that in the event that a Fund should invest in Other Assets that are shares of an underlying fund that is advised by the Adviser or one of its affiliates but is not a fund of JHF II or JHF III, the Adviser intends to waive a portion of its advisory fee or reimburse the Fund and that this fee waiver is intended to provide the Adviser and its affiliate with the same aggregate advisory fee at the Fund and underlying fund levels that the Adviser would receive if such Other Assets were Affiliated Fund Assets.

Annual report | Lifestyle Portfolios

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Portfolio	Trustee of	John Hancock
Principal occupation(s) and other	Portfolio	funds overseen
directorships during past 5 years	since[2]	by Trustee

Charles L. Bardelis, Born: 1941	2005	209

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust
(since 1988); John Hancock Funds II (since 2005) and John Hancock Funds III (from
October 2005 to December 2006).

Peter S. Burgess, Born: 1942	2005	209

Consultant (financial, accounting and auditing matters (since 1999);
Certified Public Accountant; Partner, Arthur Andersen (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation
(since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Trust and John Hancock Funds II (since 2005), and
John Hancock Funds III (from October 2005 to December 2006).

Elizabeth G. Cook, Born: 1937	2005	209

Expressive Arts Therapist, Massachusetts General Hospital (September 2001
to present); Expressive Arts Therapist, Dana Farber Cancer Institute
(September 2000 to January 2004); President, The Advertising Club of Greater Boston.
Trustee of John Hancock Trust and John Hancock Funds II (since 2005) and
John Hancock Funds III (from October 2005 to December 2006).

Hassell H. McClellan, Born: 1945	2005	209

Associate Professor, The Wallace E. Carroll School of Management, Boston College.
Trustee of John Hancock Trust and John Hancock Funds II (since 2005), and
John Hancock Funds III (from October 2005 to December 2006).

James. M. Oates, Born: 1946	2005	209

Managing Director, Wydown Group (financial consulting firm) (since 1994);
Chairman, Emerson Investment Management, Inc. (since 2000); Chairman,
Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997 to 2006); Independent Chairman, Hudson Castle Group, Inc. (since 2007).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor
Financial Services Corporation (1995 to 2007); Investors Bank & Trust (1995 to 2007); Phoenix
Mutual Funds (since 1988); and Connecticut River Bancorp, Director (since 1998). Trustee of
John Hancock Trust (since 2004); Chairman of John Hancock Trust and John Hancock Funds II
(since 2005) and John Hancock Funds III (from October 2005 to December 2006).

Non-Independent Trustee
Name, age		Number of
Position(s) held with Portfolio	Trustee of	John Hancock
Principal occupation(s) and other	Portfolio	funds overseen
directorships during past 5 years	since[2]	by Trustee

James R. Boyle[1], Born: 1959	2005	262

Executive Vice President, Manulife Financial Corporation (since 1999); President, John Hancock Variable Life
Insurance Company (since March, 2007); Executive Vice President, John Hancock Life Insurance Company
(since June, 2004); Chairman and Director, John Hancock Advisers, LLC (the “Adviser”), the Berkeley Financial
Group, LLC (“The Berkeley Group”) (holding company); and John Hancock Funds, LLC (“John Hancock
Funds”) (since 2005); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A) (until 2004).

1 Affiliated with the investment adviser.

2 Each Trustee serves until resignation, retirement age or until her or his successor is elected.

Lifestyle Portfolios | Annual report

Principal officers who are not Trustees

Name, age
Position(s) held with Portfolio	Officer of
Principal occupation(s) and	Portfolio
directorships during past 5 years	since

Keith F. Hartstein[1], Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive
Officer, the Adviser, The Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC Global Investment
Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature Services, Inc. (since
2005); President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since 2006);
President and Chief Executive Officer, John Hancock Funds II, John Hancock Funds III, and John Hancock Trust;
Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member, Investment Company
Institute Sales Force Marketing Committee (since 2003); President and Chief Executive Officer, MFC Global (U.S.)
(2005-2006); Executive Vice President, John Hancock Funds, LLC (until 2005)

John G. Vrysen[1], Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief
Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since June 2007); Executive
Vice President and Chief Operating Officer, John Hancock Investment Management Services, LLC (since December
2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since June 2007); Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley
Group and John Hancock Funds, LLC (2005-2007); Executive Vice President and Chief Financial Officer, John
Hancock Investment Management Services, LLC (2005-December 2007), Executive Vice President and Chief
Financial Officer, MFC Global (U.S.) (2005-until December 2007); Director, John Hancock Signature Services,
Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III,
and John Hancock Trust (2005-June 2007); Vice President and General Manager, Fixed Annuities, U.S. Wealth
Management (2004-2005); Vice President, Operations Manulife Wood Logan (2000-2004).

Charles A. Rizzo[1], Born: 1957	2007

Chief Financial Officer
Vice President and Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (June 2007- Present); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (reg-
istered investment companies) (2005-June 2007); Vice President, Goldman Sachs (2005-June 2007); Managing
Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund
Services (Deutshce Registered Investment Companies) (1999-2002).

Francis V. Knox, Jr.[1], Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser
and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant
Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments
(until 2001).

Gordon M. Shone[1], Born: 1956	2005

Treasurer
Senior Vice President, John Hancock Life Insurance Company, (U.S.A.) (since 2001); Treasurer for John Hancock
Funds (since 2006); for John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice
President and Chief Financial Officer, John Hancock Trust (2003-2005); Vice President, John Hancock Investment
Management Services, Inc., John Hancock Advisers, LLC (since 2006), and The Manufacturers Life Insurance
Company (U.S.A.) (1998-2000).

Thomas M. Kinzler[1], Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief
Legal Officer, John Hancock Funds and John Hancock Funds II (since 2006), and Chief Legal Officer and Assistant
Secretary, John Hancock Funds III and John Hancock Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-
2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

1 Affiliated with the investment adviser.

Annual report | Lifestyle Portfolios

For more information

PROXY VOTING POLICY AND PROXY VOTING RECORD. A description of the Portfolios’ proxy voting policies and procedures, and information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available without charge: upon request.

By phone	On the Portfolios’ Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Investment	State Street Bank & Trust Co.	Kirkpatrick & Lockhart
Management Services, LLC	2 Avenue de Lafayette	Preston Gates Ellis LLP
601 Congress Street	Boston, MA 02111	One Lincoln Street
Boston, MA 02210-2805		Boston, MA 02111
Transfer agent
Subadviser	John Hancock Signature	Independent registered
MFC Global Investment	Services, Inc.	public accounting firm
Management (U.S.A.) Limited	One John Hancock Way,	PricewaterhouseCoopers LLP
200 Bloor Street East	Suite 1000	125 High Street
Toronto, Ontario, Canada	Boston, MA 02217-1000	Boston, MA 02110
M4W 1E5

Principal distributor

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Each underlying fund’s accounting policies are outlined in the underlying fund’s shareholder report, available without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov, File # 811-21779, CIK 0001331971 for JHF II and File # 811-21777, CIK 0003129954 for JHF III.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	Mutual Fund Operations
	Signature Services, Inc.	John Hancock
	164 Corporate Drive	Signature Services, Inc.
	Portsmouth, NH 03801	164 Corporate Drive
Portsmouth, NH 03801

Phone	Customer service representatives	1-888-225-5291
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

QUARTERLY PORTFOLIO DISCLOSURE. The Portfolios file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information on the Public Reference Room, call 1-202-551-8090.

Lifestyle Portfolios | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery

www.jhfunds.com/edelivery

	LS00A	12/07
This report is for the information of the shareholders of John Hancock Lifestyle Portfolios.		2/08

ITEM 2. CODE OF ETHICS.

(a) As of the end of the fiscal year, December 31, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR), that applies to its Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) Not applicable

(c) Not applicable

(d) Not applicable

(e) Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

John Hancock Code of Ethics
January 1, 2008
This is the Code of Ethics for the following:
John Hancock Advisers, LLC and
John Hancock Investment Management Services, LLC
(each, a “John Hancock Adviser”)
John Hancock Funds, LLC
John Hancock Distributors, LLC, and
each open-end and closed-end fund advised by a John Hancock Adviser
(the “John Hancock Affiliated Funds”)
(together, called “John Hancock”)

John Hancock is required by law to adopt a Code of Ethics. The purposes of a Code of Ethics are to ensure that companies and their “covered employees”1 comply with all applicable laws and to prevent abuses in the investment advisory business that can arise when conflicts of interest exist between the employees of an investment advisor and its clients. By adopting and enforcing a Code of Ethics, we strengthen the trust and confidence entrusted in us by demonstrating that at John Hancock, client interests come first.

The Code of Ethics (the “Code”) that follows represents a balancing of important interests. On the one hand, as registered investment advisers, the John Hancock Advisers owe a duty of undivided loyalty to their clients, and must avoid even the appearance of a conflict that might be perceived as abusing the trust they have placed in John Hancock. On the other hand, the John Hancock Advisers do not want to prevent conscientious professionals from investing for their own accounts where conflicts do not exist or that are immaterial to investment decisions affecting the John Hancock Advisers’ clients.

When conflicting interests cannot be reconciled, the Code makes clear that, first and foremost, covered employees owe a fiduciary duty to John Hancock clients. In most cases, this means that the affected employee will be required to forego conflicting personal securities transactions. In some cases, personal investments will be permitted, but only in a manner, which, because of the circumstances and applicable controls, cannot reasonably be perceived as adversely affecting John Hancock client portfolios or taking unfair advantage of the relationship John Hancock employees have to John Hancock clients.

The Code contains specific rules prohibiting defined types of conflicts. Since every potential conflict cannot be anticipated by the Code, it also contains general provisions prohibiting conflict situations. In view of these general provisions, it is critical that any covered employee who is in doubt about the applicability of the Code in a given situation seek a determination from Code of Ethics Administration or the Chief Compliance Officer about the propriety of the conduct in advance.

It is critical that the Code be strictly observed. Not only will adherence to the Code ensure that John Hancock renders the best possible service to its clients, it will help to ensure that no individual is liable for violations of law.

It should be emphasized that adherence to this policy is a fundamental condition of employment at John Hancock. Every covered employee is expected to adhere to the requirements of the Code despite any inconvenience that may be involved. Any covered employee failing to do so may be subject to disciplinary action, including financial penalties and termination of employment in conjunction with the John Hancock Schedule of Fines and Sanctions or as determined by Senior Management of the Advisers.

______________________________________________
[1] “Covered employees” includes all “access persons” as defined under Securities and Exchange Commission (“SEC”) Rule 17j-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and “supervised persons” as defined under SEC Rule
204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

1

Table of Contents
Section 1: General Principals	1
Section 2: To Whom Does This Code Apply?	2
Access Person Designations	3
Section 3: Which Accounts and Securities are Subject to the Code’s Personal
Trading Requirements	4
Preferred Brokerage Account Requirement	5
Section 4: Overview of Policies	7
Section 5: Policies in the Code of Ethics	8
Restriction on Gifts	8
John Hancock Affiliated Funds Reporting Requirement and Holding Period	8
Pre-clearance Requirement of Securities Transactions	9
Pre-clearance of IPOs, Private Placements and Limited Offerings	10
Pre-clearance of MFC securities	10
Pre-clearance Process	10
Ban on Short-Term Profits	11
Ban on IPOs for Access Level I Persons	12
Ban on Speculative Transactions in MFC	12
Ban on ownership of publicly traded securities of subadvisers and their controlling parent	13
Ban on Restricted Securities	13
Excessive Trading	13
Disclosure of Private Placement Conflicts	14
Seven Day Blackout Period for Access Level I Persons	14
Three Day Blackout Period for Access Level II Persons	15
Restriction on Actively Traded Securities	15
Section 6: Policies outside of the Code of Ethics	16
MFC Code of Business Conduct & Ethics	16
John Hancock Insider Trading Policy	17
Policy Regarding Dissemination of Mutual Fund Portfolio Information	17
Section 7: Reporting and Other Disclosures outside the Code of Ethics	18
Broker Letter/Duplicate Confirm Statements	18
Investment Professional Disclosure of Personal Securities Conflicts	18
Reporting of Gifts, Donations, and Inheritances	19
Section 8: Reporting Requirements and Other Disclosures inside the Code of Ethics	19
Initial Holdings Report and Annual Holdings Report	19
Quarterly Transaction Certification	20
Quarterly Brokerage Account Certification	22
Annual Certification of Code of Ethics	23
Section 9: Subadviser Compliance	23
Adoption and Approval	23
Reporting and Recordkeeping Requirements	24
Section 10: Reporting to the Board	24
Section 11: Reporting Violations	24

i

ii

1) General Principles

Each covered person within the John Hancock organization is responsible for maintaining the very highest ethical standards when conducting our business.

This means that:

• You have a fiduciary duty at all times to place the interests of our clients and fund investors first. • All of your personal securities transactions must be conducted consistent with the provisions of the Code that apply to you and in such a manner as to avoid any actual or potential conflict of interest or other abuse of your position of trust and responsibility.

• You should not take inappropriate advantage of your position or engage in any fraudulent or manipulative practice (such as front-running or manipulative market timing) with respect to our clients’ accounts or fund investors.

• You must treat as confidential any information concerning the identity of security holdings and financial circumstances of clients or fund investors.

• You must comply with all applicable federal securities laws, which, for purposes of the Code, means the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the 1940 Act, the Advisers Act, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the SEC under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisers, and any rules adopted there under by the SEC or the Department of the Treasury.

• You must promptly report any violation of the Code that comes to your attention to the Chief Compliance Officer of your company – see Appendix H.

It is essential that you understand and comply with the general principles, noted above, in letter and in spirit as no set of rules can anticipate every possible problem or conflict situation.

As described in section 12 “Interpretation and Enforcement” on page 24 of the Code, failure to comply with the general principles and the provisions of the Code may result in disciplinary action, including termination of employment.

1

2) To Whom Does This Code Apply?

This Code applies to you if you are:

• a director, officer or other “Supervised Employee”2 of a John Hancock Adviser;

• an interested director, officer or access person3 of John Hancock Funds, LLC, John Hancock Distributors, LLC, or a John Hancock open-end or closed-end fund registered under the 1940 Act and are advised by a John Hancock Adviser;

• an independent member of the Board of John Hancock Trust or John Hancock Funds II;

• an employee of Manulife Financial Corporation (“MFC”) or its subsidiaries who participates in making recommendations for, or receives information about, portfolio trades or holdings of the John Hancock Affiliated Funds. The preceding excludes MFC Global Investment Management (U.S.A.) Limited, MFC Global Investment Management (U. S) LLC, and Declaration Management and Research, LLC each of whom have adopted their own code of ethics in accordance with Rule 204A-1 under the Advisers Act.

However, notwithstanding anything herein to the contrary, the Code does not apply to any Board member of John Hancock Funds who is not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds (an “Independent Board Member”), so long as he or she is subject to a separate Code of Ethics.

Please note that if a policy described below applies to you, it also applies to all accounts over which you have a beneficial interest. Normally, you will be deemed to have a beneficial interest in your personal accounts, those of a spouse, "significant other," minor children or family members sharing the same household, as well as all accounts over which you have discretion or give advice or information. “Significant others” are defined for these purposes as two people who (1) share the same primary residence; (2) share living expenses; and (3) are in a committed relationship and intend to remain in the relationship indefinitely.

There are four categories for persons covered by the Code, taking into account their positions, duties and access to information regarding fund portfolio trades. You have been notified about which of these categories applies to you, based on Code of Ethics Administration’s understanding of your current role. If you have a level of investment access beyond your assigned category, or if you

____________________________

2 A “Supervised Employee” is defined by the Advisers Act to mean a partner, officer, director (or other person occupying a similar status or performing similar functions) or employee, as well as any other person who provides advice on behalf of the adviser and is subject to the adviser’s supervision and control. However, in reliance on the Prudential no-action letter, John Hancock does not treat as a “Supervised Employee” any of its “non-advisory personnel”, as defined below.

In reliance on the Prudential no-action letter, John Hancock treats as an “Advisory Person” any “Supervised Employee” who is involved, directly, or indirectly, in John Hancock Financial Services investment advisory activities, as well as any “Supervised Employee” who is an “Access Person”. John Hancock treats as “non-advisory personnel”, and does not treat as a “Supervised Person”, those individuals who have no involvement, directly or indirectly, in John Hancock investment advisory activities, and who are not “Access Persons”.

3 You are an “Access Person” if you are a “Supervised Person” who has access to non-public information regarding any client’s purchase or sale of securities, or non-public information regarding the portfolio holdings of any John Hancock Affiliated Fund, or who is involved in making securities recommendations to clients, or who has access to such recommendations that are non-public.

2

are promoted or change duties and as a result should more appropriately be included in a different category, it is your responsibility to notify Code of Ethics Administration.

Access Person Designations:

The basic definitions of four categories, with examples, are provided below. The more detailed definitions of each category are attached as Appendix A.

“Access Level I”	“Access Level II”	“Access Level III”	“Access Level IV”
Investment Access	Regular Access	Periodic Access	Board Members

A person who, in	A person who, in	A person who, in	An Independent
connection with	connection with his/her	connection with	Board Member of
his/her regular	regular functions or	his/her regular	John Hancock Trust
functions or duties,	duties, has regular access	functions or duties,	or John Hancock
makes or participates	to nonpublic	has periodic access	Funds II
in making	information regarding	to nonpublic
recommendations	any clients' purchase or	information
regarding the	sale of securities, or	regarding any clients'
purchase or sale of	nonpublic information	purchase or sale of
securities by the	regarding the portfolio	securities, or
Fund or account.	holdings of any John	nonpublic
	Hancock Affiliated	information
	Fund or who is involved	regarding the
Examples:	in making securities	portfolio holdings of
• Portfolio	recommendations to	any John Hancock
Managers	clients, or who has	Affiliated Fund.
• Analysts	regular access to such
• Traders	recommendations that	Examples:
	are nonpublic.	• Legal Staff
• Marketing
	Examples:	• Product
	• Office of the Chief	Development
	Compliance Officer	• E-Commerce
	• Fund	• Corporate
	Administration	Publishing
	• Investment	• Administrative
	Management	Personnel for
	Services,	Access Level II
	• Administrative	Persons
Personnel for
Access Level I
Persons
• Technology
Resources
Personnel
• Private Client
Group Personnel

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3) Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions?

If the Code describes “Personal Trading Requirements” (i.e., John Hancock Mutual Fund reporting requirement and holding period, the pre-clearance requirement, the ban on short-term profits, the ban on IPOs, the disclosure of private placement conflicts and the reporting requirements) that apply to your access category as described above, then the requirements apply to trades for any account in which you have a beneficial interest. Normally, this includes your personal accounts, those of a spouse, "significant other," minor children or family members sharing your household, as well as all accounts over which you have discretion or give advice or information. This includes all brokerage accounts that contain securities (including brokerage accounts that only contain securities exempt from reporting, e.g., brokerage accounts holding shares of non- affiliated mutual funds).

This also includes all accounts holding John Hancock Affiliated Funds as well as accounts in the MFC Global Share Ownership Plan.

Accounts over which you have no direct or indirect influence or control are exempt. To prevent potential violations of the Code, you are strongly encouraged to request clarification for any accounts that are in question.

These personal trading requirements do not apply to the following securities:

• Direct obligations of the U.S. government (e.g., treasury securities) and indirect obligations of the U. S government having less than one year to maturity;

• Bankers’ acceptances, bank certificates of deposit, commercial paper, and high quality short-term debt obligations, including repurchase agreements;

• Shares issued by money market funds and all other open-end mutual funds registered under the 1940 Act that are not advised or subadvised by a John Hancock Adviser or another Manulife entity4;

• Commodities and options and futures on commodities; and

• Securities in accounts over which you have no direct or indirect influence or control.

Except as noted above, the Personal Trading Requirements apply to all securities, including:

• Stocks;

• Bonds;

• Government securities that are not direct obligations of the U.S. government, such as Fannie Mae, or municipal securities, in each case that mature in more than one year;

• John Hancock Affiliated Funds;4

• Closed-end funds;

4 Different requirements apply to shares of John Hancock Affiliated Funds. See the section titled “Reporting Requirement and Holding Period for positions in John Hancock Affiliated Funds” on page 8 of this Code. A list of Affiliated Funds can be found in Appendix B.

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• Options on securities, on indexes, and on currencies;

• Limited partnerships;

• Exchange traded funds;

• Domestic unit investment trusts;

• Non-US unit investment trusts and Non-US mutual funds;

• Private investment funds and hedge funds; and

• Futures, investment contracts or any other instrument that is considered a “security” under the Securities Act of 1933.

Preferred Brokerage Account Requirements:

This rule applies to new access persons commencing employment after January 1, 2008.

While employed by John Hancock, you must maintain your accounts at one of the preferred brokers approved by John Hancock. The following are the preferred brokers for you to maintain your covered accounts:

Charles Schwab	E*trade	Fidelity	Citigroup Smith Barney
Merrill Lynch	Morgan Stanley	TDAmeritrade	UBS Financial
Scottrade

Exceptions: With approval from Code of Ethics Administration, you can maintain a brokerage account at a broker-dealer other than the ones listed above if any of the following applies:

• it contains only securities that can't be transferred;

• it exists solely for products or services that one of the above broker/dealers can not provide;

• it exists solely because your spouse's or significant other’s employer also prohibits external covered accounts;

• it is managed by a third-party registered investment adviser;

• it is restricted to trading interests in non-Hancock 529 College Savings Plans;

• it is associated with an ESOP (employee stock option plan) or an ESPP (employee stock purchase plan) in which a related covered person is the participant;

• it is required by a direct purchase plan, a dividend reinvestment plan, or an automatic investment plan with a public company in which regularly scheduled investments are made or planned;

• it is required by a trust agreement;

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• it is associated with an estate of which you are the executor, but not a beneficiary, and your involvement with the account is temporary; or

• transferring the account would be inconsistent with other applicable rules.

What do I need to do to comply?

You will need to transfer assets of current brokerage accounts to one of the preferred brokers/dealers listed above within 45 days of commencement of employment and close your current accounts

Or

You will need to contact Code of Ethics Administration to obtain an exemption request form to submit a request for permission to maintain a brokerage account with a broker/dealer not on John Hancock’s preferred broker list.

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4) Overview of Policies

	Access	Access	Access	Access
	Level I	Level II	Level III	Level IV
	Person	Person	Person	Person

General principles	Yes	Yes	Yes	Yes

Policies Inside the Code

Restrictions on gifts	Yes	Yes	Yes	Yes

Reporting requirement and holding	Yes	Yes	Yes	Yes
period for positions in John
Hancock Affiliated Funds

Pre-clearance requirement	Yes	Yes	Limited	No

Pre-clearance requirement for initial	Prohibited	Yes	Yes	No
public offerings (“IPOs”)

Pre-clearance requirement on private	Yes	Yes	Yes	No
placements/ limited offerings

Ban on IPOs	Yes	No	No	No

Ban on short-term profits	Yes	Yes	No	No

Fund trade blackout period rule	Yes	Yes	No	No

Ban on speculative trading in MFC	Yes	Yes	Yes	Yes
stock

Ban on ownership of publicly traded	Yes	Yes	No	Yes
subadvisers and controlling parent

Reporting Requirements & Disclosures

Reporting of gifts, donations, and	Yes	Yes	Yes	No
inheritances

Duplicate confirms & statements	Yes	Yes	Yes	No

Initial & annual certification of the	Yes	Yes	Yes	Yes
Code

Initial & annual holdings reporting	Yes	Yes	Yes	Yes

Quarterly personal transaction	Yes	Yes	Yes	Limited
reporting

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Disclosure of private placement	Yes	No	No	No
conflicts

Policies Outside the Code

MFC Code of Business Conduct &	Yes	Yes	Yes	No
Ethics

JHF Insider Trading Policy	Yes	Yes	Yes	No

Policy regarding dissemination of	Yes	Yes	Yes	No
portfolio information

Investment Professional Personal	Yes	No	No	No
Security Ownership Disclosure

5) Policies in the Code of Ethics

Restriction on Gifts

Applies to: All Access Levels

You and your family cannot accept preferential treatment or favors (for example, gifts) from securities brokers or dealers or other organizations with which John Hancock Funds might transact business, except in accordance with the MFC Code of Business Conduct and Ethics. For the protection of both you and John Hancock, the appearance of a possible conflict of interest must be avoided. You may not accept travel and lodging which is paid for by someone other than John Hancock without prior approval from your business head and your Chief Compliance Officer. The purpose of this policy is to minimize the basis for any charge that you used your John Hancock position to obtain for yourself opportunities which otherwise would not be offered to you.

John Hancock Affiliated Funds Reporting Requirement and Holding Period

Applies to: All Access Levels

You must follow the reporting requirement and the holding period requirement specified below if you purchase either:

• a “John Hancock Mutual Fund” (i.e., a 1940 Act mutual fund that is advised or sub-advised by a John Hancock Adviser or by another Manulife entity); or

• a “John Hancock Variable Product” (i.e., contracts funded by insurance company separate accounts that use one or more portfolios of John Hancock Trust).

The reporting requirement and the holding period requirement for positions in John Hancock Affiliated Funds do not include John Hancock money market funds and any dividend reinvestment, payroll deduction, systematic investment/withdrawal and/or other program trades.

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Reporting Requirement: You must report your holdings and your trades in a John Hancock Affiliated Fund held in an outside brokerage account. This is not a pre-clearance requirement—you can report your holdings after you trade by submitting duplicate confirmation statements to Code of Ethics Administration. If you are an Access Level I Person, Access Level II Person, or Access Level III Person, you must also make sure that your holdings in a John Hancock Affiliated Fund are included in your Initial Holdings Report (upon hire or commencement of access designation).

If you purchase a John Hancock Variable Product, you must notify Code of Ethics Administration of your contract or policy number.

Code of Ethics Administration will rely on the operating groups of the John Hancock Affiliated Funds for administration of trading activity, holdings and monitoring of market timing policies. Accordingly employees will not be required to file duplicate transaction and holdings reports for these products as long as the accounts holding these products are held with the respective John Hancock operating group, i.e. John Hancock Signature Services, Inc. and the contract administrators supporting the John Hancock variable products.

Code of Ethics Administration will have access to this information upon request.

Holding Requirement: You cannot profit from the purchase and sale of a John Hancock Mutual Fund within 30 calendar days. The purpose of this policy is to address the risk, real or perceived, of manipulative market timing or other abusive practices involving short-term personal trading in the John Hancock Affiliated Funds. Any profits realized on short-term trades must be surrendered by check payable to John Hancock Advisers, LLC, which will be contributed to a charity of its choice. You may request an exemption from this policy for involuntary sales due to unforeseen corporate activity (such as a merger), or for sales due to hardship reasons (such as unexpected medical expenses) by sending an e-mail to the Chief Compliance Officer of your company.

Pre-clearance Requirement of Securities Transactions

Applies to: Access Level I Persons, Access Level II Persons

Also, for a limited category of trades:

Access Level III Persons

Access Level I Persons and Access Level II Persons: If you are an Access Level I Person or Access Level II Person, you must “pre-clear” (i.e., receive advance approval of) any personal securities transactions in the categories described in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 4 of the Code.

Due to this pre-clearance requirement, participation in investment clubs and special orders, such as “good until canceled orders” and “limit orders,” are prohibited.

Place day orders only, i.e., orders that automatically expire at the end of the trading session. Be sure to check the status of all orders at the end of the trading day and cancel any orders that have not been executed. If any Access Person leaves an order open and it is executed the next day (or later), the transaction will constitute a violation of the Code by the Access Person.

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Limited Category of Trades for Access Level III Persons: If you are an Access Level III Person, you must pre-clear transactions in securities of any closed-end funds advised by a John Hancock Adviser, as well as transactions in IPOs, private placements and limited offerings. An Access Level III Person is not required to pre-clear other trades. However, please keep in mind that an Access Level III Person is required to report securities transactions after every trade (even those that are not required to be pre-cleared) by requiring your broker to submit duplicate confirmation statements, as described in section 7 of the Code.

Pre-clearance of IPOs, Private Placements and Limited Offerings Pre-clearance requests for these securities require some special considerations—the decision will take into account whether, for example: (1) the investment opportunity should be reserved for John Hancock clients; and (2) is it being offered to you because of your position with John Hancock. A separate procedure should be followed for requesting pre-clearance on these securities. See Appendix C.

Pre-clearance of MFC securities:

Applies to: Access Level I Persons, Access Level II Persons

All personal transactions in MFC securities including stock, company issued options, and any other securities such as debt must be pre-cleared excluding trades in the MFC Global Share Ownership Plan.

Pre-clearance Process:

You may pre-clear a trade through the Personal Trading & Reporting System by following the steps outlined in the pre-clearance procedures, which are attached in Appendix C.

Please note that:

• You may not trade until clearance approval is received.

• Clearance approval is valid only for the date granted (i.e. the pre-clearance requested date and the trade date should be the same).

• A separate procedure should be followed for requesting pre-clearance of an IPO, a private placement, a limited offering as detailed in Appendix C.

Code of Ethics Administration must maintain a five-year record of all pre-clearances of private placement purchases by Access Level I Persons, and the reasons supporting the clearances.

The pre-clearance policy is designed to proactively identify potential “problem trades” that raise front-running, manipulative market timing or other conflict of interest concerns (example: when an Access Level II Person trades a security on the same day as a John Hancock Affiliated Fund).

Certain transactions in securities that would normally require pre-clearance are exempt from the pre-clearance requirement in the following situations: (1) shares are being purchased as part of an automatic investment plan; (2) shares are being purchased as part of a dividend reinvestment plan; or (3) transactions are being made in an account over which you have designated a third party as

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having discretion to trade (you must have approval from the Chief Compliance Officer to establish a discretionary account).

Ban on Short-Term Profits

Applies to: Access Level I Persons, Access Level II Persons

If you are an Access Level I Person or Access Level II Person, you cannot profit from the purchase and sale (or sale and purchase) of the same (or equivalent) securities within 60 calendar days. This applies to any personal securities trades in the categories described in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 4 of the Code, except for personal security trades of John Hancock Affiliated Funds which you can not profit from within 30 days.

You may invest in derivatives, excluding certain equity options on MFC securities5 or sell short provided the transaction period exceeds the 60-day holding period

Remember, if you donate or gift a security, it is considered a sale and is subject to this rule.

This restriction does not apply to trading within a sixty calendar day period if you do not realize a profit.

The purpose of this policy is to address the risk, real or perceived, of front-running, manipulative market timing or other abusive practices involving short-term personal trading. Any profits in excess of $100.00 realized on short-term trades must be surrendered by check payable to John Hancock Advisers, LLC, which will be contributed to a charity of its choice

You may request an exemption from this policy for involuntary sales due to unforeseen corporate activity (such as a merger), or for sales due to hardship reasons (such as unexpected medical expenses) from Code of Ethics Administration. In addition, transactions in securities with the following characteristics will typically be granted an exemption from this provision.

Large Cap Securities Exception: Pre-clearance requests in a security with a market capitalization of $5 billion or more would, in most cases, not be subject to, the ban on short-term profits rule because management determined that transactions in these types of companies do not present any conflict of interest to the John Hancock Affiliated Funds.

[5] You may not buy put options and sell call options or sell short securities of MFC.

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Ban on IPOs

Applies to: Access Level I Persons

If you are an Access Level I Person, you may not acquire securities in an IPO. You may not purchase any newly-issued securities until the next business (trading) day after the offering date. This applies to any personal securities trades in the categories described above in the section “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions”.

There are two main reasons for this prohibition: (1) these purchases may suggest that persons have taken inappropriate advantage of their positions for personal profit; and (2) these purchases may create at least the appearance that an investment opportunity that should have been available to the John Hancock Affiliated Funds was diverted to the personal benefit of an individual employee.

You may request an exemption for certain investments that do not create a potential conflict of interest, such as: (1) securities of a mutual bank or mutual insurance company received as compensation in a demutualization and other similar non-voluntary stock acquisitions; (2) fixed rights offerings; or (3) a family member’s participation as a form of employment compensation in their employer’s IPO.

Ban on Speculative Transactions in MFC

Applies to: All Access Levels

All covered employees under this code are prohibited from engaging in speculative transactions involving securities of MFC, since these transactions might be seen as evidencing a lack of confidence in, and commitment to, the future of MFC or as reducing the incentive to maximize the performance of MFC and its stock price. Accordingly, all covered employees, as well as their family members, are prohibited from entering into any transaction involving MFC securities for their personal account which falls into the following categories:

1. Short sales of MFC securities

2. Buying put options or selling call options on MFC securities

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Ban on ownership of publicly traded securities of subadvisers and their controlling parent

Applies to: All Access Levels excluding Access Level III

As an Access Level I or Access Level II Person you are prohibited from purchasing publicly traded securities of any subadviser of a John Hancock Affiliated Fund.

As an Access Level IV you are prohibited from purchasing publicly traded securities of any subadviser of a John Hancock Affiliated Fund, as well as the publicly traded securities of the controlling parent of a subadviser.

MFC securities are excluded from this prohibition for Access Level I & Access Level II Persons.

A complete list of these securities can be found in Appendix D.

Ban on Restricted Securities

Applies to: All Access Levels excluding Access Level IV

No pre-clearance will be approved for securities appearing on the John Hancock Restricted List. Securities are placed on the Restricted List if:

• John Hancock or a member of John Hancock has received material non-public inside information on a security or company; or

• In the judgment of the Legal Department, circumstances warrant addition of a security to this list

The Restricted List is a confidential list of companies that is maintained in the possession of the Legal Department.

Excessive Trading

Applies to: All Access Levels excluding Access Level IV

While active personal trading may not in and of itself raise issues under applicable laws and regulations, we believe that a very high volume of personal trading can be time consuming and can increase the possibility of actual or apparent conflicts with portfolio transactions. Accordingly, an unusually high level of personal trading activity is strongly discouraged and may be monitored by Code of Ethics Administration to the extent appropriate for the category of person, and a pattern of excessive trading may lead to the taking of appropriate action under the Code.

An Access Person effecting more than 45 trades in a quarter, or redeeming shares of a John Hancock Affiliated Fund within 30 days of purchase, should expect additional scrutiny of his or her

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trades and he or she may be subject to limitations on the number of trades allowed during a given period.

Disclosure of Private Placement Conflicts

Applies to: Access Level I Persons

If you are an Access Level I Person and you own securities purchased in a private placement, you must disclose that holding when you participate in a decision to purchase or sell that same issuer’s securities for a John Hancock Affiliated Fund. This applies to any private placement holdings in the categories described above in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 4 of the Code. Private placements are securities exempt from SEC registration under section 4(2), section 4(6) and/or rules 504 –506 under the Securities Act.

The investment decision must be subject to an independent review by investment personnel with no personal interest in the issuer.

The purpose of this policy is to provide appropriate scrutiny in situations in which there is a potential conflict of interest.

Seven Day Blackout Period

Applies to: Access Level I Persons

An Access Level I Person is prohibited from buying or selling a security within seven calendar days before and after that security is traded for a fund that the Person manages unless no conflict of interest exists in relation to that security (as determined by Senior Management of the Advisers ).

In addition, Access Level I Persons are prohibited from knowingly buying or selling a security within seven calendar days before and after that security is traded for a John Hancock Affiliated Fund unless no conflict of interest exists in relation to that security. This applies to any personal securities trades in the categories described above in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 4 of the Code. If a John Hancock Affiliated Fund trades in a security within seven calendar days before or after an Access Level I Person trades in that security, the Person may be required to demonstrate that he or she did not know that the trade was being considered for that John Hancock Affiliated Fund.

You will be required to sell any security purchased in violation of this policy unless it is determined that no conflict of interest exists in relation to that security (as determined by Senior Management of the Advisers). Any profits realized on trades determined by Senior Management of the Advisers to be in violation of this policy must be surrendered by check payable to John Hancock Advisers, LLC, which will be contributed to a charity of its choice.

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Three Day Blackout Period

Applies to: Access Level II Persons

An Access Level II Person is prohibited from knowingly buying or selling a security within three calendar days before and after that security is traded for a John Hancock Affiliated Fund unless no conflict of interest exists in relation to that security (as determined by Senior Management of the Advisers ). This applies to any personal securities trades in the categories described above in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 4 of the Code. If a John Hancock Affiliated Fund trades in a security within three calendar days before or after the Person trade in that security, you may be required to demonstrate that the Person did not know that the trade was being considered for that John Hancock Affiliated Fund.

You will be required to sell any security purchased in violation of this policy unless it is determined that no conflict of interest exists in relation to that security (as determined by Senior Management of the Advisers). Any profits realized on trades determined by Senior Management of the Advisers to be in violation of this policy must be surrendered by check payable to John Hancock Advisers, LLC, which will be contributed to a charity of its choice.

Restriction on Actively Traded Securities

Applies to: Access Level I & Access Level II Persons

Access Level I Persons and Access Level II Persons are prohibited from buying or selling a security if the security is being actively traded by a John Hancock Affiliated Fund.

Exceptions:

The Personal Trading and Reporting System will utilize the following exception criteria when determining approval or denial of pre-clearances requests:

De Minimis Trading Rule: Pre-clearance requests for 500 shares or less of a particular security with a market value of $25,000.00 or less, aggregated daily, would, in most cases, not be subject to the blackout period restrictions and the restriction on actively traded securities because management has determined that transactions of this size do not present any conflict of interest as long as the requestor is not associated with the conflicting fund or account.

Large Cap Securities Exception: Pre-clearance requests in a security with a market capitalization of $5 billion or more would in most cases, not be subject to the blackout period restrictions and the restriction on actively traded securities because management determined that transactions in these types of companies do not present any conflict of interest as long as the requestor is not associated with the conflicting fund or account.

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6) Policies Outside of the Code of Ethics

The John Hancock Affiliated Funds have certain policies that are not part of the Code, but are equally important. The two most important of these policies are the: (1) MFC Code of Business Conduct & Ethics; and (2) John Hancock Insider Trading Policy.

MFC Code of Business Conduct & Ethics

Applies to: All Covered Employees excluding Access Level IV Persons

The MFC Code of Business Conduct and Ethics (the “MFC Code”) provides standards for ethical behavior when representing the Company and when dealing with employees, field representatives, customers, investors, external suppliers, competitors, government authorities and the public.

The MFC Code applies to directors, officers and employees of MFC, its subsidiaries and controlled affiliates. Sales representatives and third party business associates are also expected to abide by all applicable provisions of the MFC Code and adhere to the principles and values set out in the MFC Code when representing Manulife to the public or performing services for, or on behalf of, Manulife.

Other important issues in the MFC Code include:

• MFC values – P.R.I.D.E.;

• Ethics in workplace;

• Ethics in business relationships;

• Misuse of inside information;

• Receiving or giving of gifts, entertainment or favors;

• Misuse or misrepresentation of your corporate position;

• Disclosure of confidential or proprietary information;

• Disclosure of outside business activities;

• Antitrust activities; and

• Political campaign contributions and expenditures relating to public officials.

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John Hancock Insider Trading Policy

Applies to: All Covered Employees excluding Access Level IV Persons

The antifraud provisions of the federal securities laws generally prohibit persons with material non-public information from trading on or communicating the information to others. Sanctions for violations can include civil injunctions, permanent bars from the securities industry, civil penalties up to three times the profits made or losses avoided, criminal fines and jail sentences. While Access Level I Persons are most likely to come in contact with material non-public information, the rules (and sanctions) in this area apply to all persons covered under this code and extend to activities both related and unrelated to your job duties.

The John Hancock Insider Trading Policy (the “Insider Trading Policy”) covers a number of important issues, such as:

• The misuse of material non-public information;

• The information barrier procedure;

• The “restricted list”; and

• Broker letters and duplicate confirmation statements (see section 7: “Reports and Other
Disclosures Outside the Code of Ethics” on page 18 of the Code).

Policy Regarding Dissemination of Mutual Fund Portfolio Information

Applies to: All Covered Employees excluding Access Level IV Persons

Information about securities held in a John Hancock Affiliated Fund cannot be disclosed except in accordance with the Insider Trading Policy, which generally requires time delays of approximately one month and public posting of the information to ensure that it uniformly enters the public domain.

A listing of other corporate and divisional policies with which you should be familiar is listed in Appendix E.

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7) Reports and Other Disclosures Outside the Code of Ethics

Broker Letter/Duplicate Confirm Statements

Applies to: All Access Levels excluding Access Level IV

In accordance with Rule 17j-1(d)(2) under the 1940 Act and Rule 204A-1(b) under the Advisers Act, you are required to report to Code of Ethics Administration each transaction in any reportable security. This applies to any personal securities trades in the categories described above in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 4 of the Code, as well as trades in John Hancock Affiliated Funds.

To comply with these rules noted above you are required by this Code and by the Insider Trading Policy to inform your broker-dealer that you are employed by a financial institution. Your broker-dealer is subject to certain rules designed to prevent favoritism toward your accounts. You may not accept negotiated commission rates that you believe may be more favorable than the broker grants to accounts with similar characteristics.

When a brokerage account in which you have a beneficial interest is opened you must do the following before any trades are made:

• Notify the broker-dealer with which you are opening an account that you are an employee of John Hancock;

• Notify the broker-dealer if you are registered with the Financial Industry Regulatory Authority (the successor to the National Association of Securities Dealers) or are employed by John Hancock Funds, LLC or John Hancock Distributors, LLC

• Notify Code of Ethics Administration, in writing, to disclose the new brokerage account before you place any trades,

Code of Ethics Administration will notify the broker-dealer to have duplicate written confirmations of any trade, as well as statements or other information concerning the account, sent to John Hancock, Code of Ethics Administration, 601 Congress Street, 11th Floor, Boston, MA 02210-2805.

Code of Ethics Administration may rely on information submitted by your broker as part of your reporting requirements under the Code.

Investment Professional Disclosure of Personal Securities Conflicts

Applies to: Access Level I

As an investment professional, you must promptly disclose your direct or indirect beneficial interest in a security that is under consideration for purchase or sale in a John Hancock Affiliated Fund or account. See Appendix F.

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Reporting of Gifts, Donations, and Inheritances

Applies to: All Access Levels excluding Access Level IV

• If you gift or donate shares of a reportable security it is considered a sale and you must notify Code of Ethics Administration of the gift or donation on the date given. You must also make sure the transaction is properly reported on your next quarterly transaction certification.

• If you receive a gift or inherit a reportable security you must report the new holding to Code of Ethics Administration in a timely manner and you must make sure the holding is properly reported on your next annual holdings certification.

8) Reporting Requirements and Other Disclosures Inside the Code of Ethics

Initial Holdings Report and Annual Holdings Report

Applies to: All Access Levels

In accordance with Rule 17j-1(d) under the 1940 Act and Rule 204A-1(b) under the Advisers Act; you must file an initial holdings report within 10 calendar days after becoming an Access Person. The information must be current as of a date no more than 45 days prior to your becoming an Access Person.

In addition, on an annual basis you must also certify to an annual holdings report within 45 calendar days after the required certification date determined by Code of Ethics Administration. The information in the report must be current as of a date no more than 45 days prior to the date the report is submitted. This applies to any personal securities holdings in the categories described in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” found on page 4 of the Code. It also includes holdings in John Hancock Affiliated Funds, including holdings in the John Hancock 401(k) plan.

Limited Category for Access Level IV Persons: Access Level IV Persons shall only be required to report the following information in their initial and annual holdings reports:

An Independent Board Member of John Hancock Trust must report any Insurance Contracts.

An Independent Board Member of John Hancock Funds II must report shares of any John Hancock Funds II Affiliated Funds.

You will receive an annual holdings certification packet from Code of Ethics Administration. Your annual holdings certification requirement will include a listing of your brokerage accounts on record with Code of Ethics Administration as of the required certification date and will be accompanied by copies of brokerage account statements for the certification date.

You will be required to review your annual holdings certification packet and return a signed certification form to Code of Ethics Administration by the required due date, attesting that the annual holdings certification information packet is accurate and complete.

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This method will ensure that the holdings reporting requirements of Rule 17j-1(d) under the 1940 Act and Rule 204A-1(b) under the Advisers Act are satisfied:

• the title and type of security, and as applicable the exchange ticker symbol or CUSIP number, number of shares, and principal amount of each reportable security;

• the name of any broker, dealer or bank with which you maintain an account; and

• the date that you submit your certification.

Holdings in John Hancock Affiliated Funds & Variable Products must be reported if these holdings are held in an outside brokerage account.

Group Savings and Retirement Services is charged with the administration of the Global Share Ownership Plan. Accordingly employees will not be required to file a duplicate holding report for the shares held in this plan. Code of Ethics Administration will have access to this information upon request.

Even if you have no holdings to report you will be asked to complete this requirement.

Quarterly Transaction Certification*

Applies to: Access Level I Persons, Access Level II Person & Access Level III Person Also, for a limited category of trades: Access Level IV Persons

In accordance with Rule 17j-1(d) under the 1940 Act and Rule 204A-1(b) under the Advisers Act, on a quarterly basis, all access persons, excluding Access Level IV Persons, are required to certify that all transactions in their brokerage accounts, as well as transactions in John Hancock Affiliated Funds, have been effected in accordance with the Code. Within 30 calendar days after the end of each calendar quarter, you will be asked to log into the John Hancock Personal Trading and Reporting System to certify that the system has accurately captured all transactions for the preceding calendar quarter for accounts and trades which are required to be reported pursuant to section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 4 of the Code.

Transactions in John Hancock Affiliated Funds and Variable Products must be reported if these transactions are executed in an outside brokerage account.

Group Savings and Retirement Services is charged with the administration of the Global Share Ownership Plan. Accordingly employees will not be required to file a duplicate transaction report for this plan. Code of Ethics Administration will have access to this information upon request

Even if you have no transactions to report you will be asked to complete the certification.

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Limited Category for Access Level IV Persons:

An Independent Board Member of John Hancock Trust must report transactions in any contracts that are funded by a John Hancock Trust Affiliated Fund under the trust as well as transactions in any other Covered Security if the trustee, at the time of that transaction, knew or, in the ordinary course of fulfilling his or her official duties as a trustee of the Trust, should have known that, during the 15-day period immediately preceding or after the date of the transaction by the trustee, the covered security is or was under active consideration for purchase or sale by the Trust or its investment adviser or subadviser or is or was purchased or sold by the Trust.

An Independent Board Member of John Hancock Funds II must report a transaction in any shares of a John Hancock Funds II Affiliated Fund as well as transactions in any other Covered Security if the trustee, at the time of that transaction, knew or, in the ordinary course of fulfilling his or her official duties as a trustee of a Trust, should have known that during the 15-day period immediately preceding or after the date of the transaction in a Covered Security by the trustee, a Fund purchased or sold the Covered Security or the Covered Security was under Active Consideration for purchase or sale by a Fund, its investment adviser or its subadviser(s).

Even if you have no transactions to report you will be asked to complete the certification.

Code of Ethics Administration will provide quarterly reporting to each Board member with specific details related to your board assignments and with a summary of your transactions.

For each transaction required to be reported you must certify the following information was captured accurately:

• the date of the transaction, the title, and as applicable the exchange ticker symbol or CUSIP number, interest rate and maturity date, number of shares, and principal amount of each reportable security involved;

• the nature of the transaction (i.e. purchase, sale or any other type of acquisition or disposition);

• the price at which the transaction was effected;

• the name of the broker, dealer or bank with or through which the transaction was effected; and

• the date that you submit your certification.

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Quarterly Brokerage Account Certification

Applies to: Access Level I Persons, Access Level II Person & Access Level III Person

Also, for a limited category of trades:

Access Level IV Persons

In accordance with Rule 17j-1(d) under the 1940 Act, on a quarterly basis, all Access Persons, excluding Access Level IV Persons, will be required to certify to a listing of brokerage accounts as described in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 4 of the Code. This includes all brokerage accounts, including brokerage accounts that only contain securities exempt from reporting.

This also includes all accounts holding John Hancock Affiliated Funds and Variable Products as well as accounts in the MFC Global Share Ownership Plan.

Within 30 calendar days after the end of each calendar quarter you will be asked to log into the John Hancock Personal Trading and Reporting System and certify that all brokerage accounts are listed and the following information is accurate:

• Account number;

• Account registration; and

• Brokerage firm.

Even if you have no existing or new accounts to report you will be asked to complete this certification.

Limited Category for Access Level IV Persons:

An Independent Board Member of John Hancock Trust must report contracts that are funded by a John Hancock Trust Affiliated Fund under the Trust.

An Independent Board Member of John Hancock Funds II must report accounts that hold positions in a John Hancock Funds II Affiliated Fund.

Even if you have no existing or new accounts to report, you will be asked to complete this certification.

Code of Ethics Administration will provide quarterly reporting to each trustee with specific details related to your board assignments.

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Annual Certification

Applies to: All Access Levels

At least annually (or additionally when the Code has been materially changed), you must provide a certification at a date designated by Code of Ethics Administration that you:

(1) have read and understood the Code;

(2) recognize that you are subject to its policies; and

(3) have complied with its requirements.

You are required to make this certification to demonstrate that you understand the importance of these policies and your responsibilities under the Code.

9) Subadviser Compliance

A subadviser to a John Hancock Affiliated Fund has a number of code of ethics responsibilities:

• The sub-adviser must have adopted their own code of ethics in accordance with Rule 204A-1(b) under the Advisers Act which has been approved by the respective board

• On a quarterly basis, each sub-adviser certifies compliance with their code of ethics or reports material violations if such have occurred; and

• Each sub-advisor must report quarterly to the Chief Compliance Officer, any material changes to its code of ethics

Adoption and Approval

The Board of a John Hancock Affiliated Fund, including a majority of the Fund’s Independent Board Members, must approve the code of ethics of the Fund’s adviser, subadviser or principal underwriter (if an affiliate of the underwriter serves as a Board member or officer of the Fund or the adviser) before initially retaining its services.

Any material change to a code of ethics of a subadviser to a fund must be approved by the applicable Board of the John Hancock Affiliated Fund, including a majority of the Fund’s Independent Board Members, no later than six months after adoption of the material change.

The Board may only approve the code if they determine that the code:

• contains provisions reasonably necessary to prevent the subadviser’s Access Persons (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from engaging in any conduct prohibited by Rule 17j-1 and 204A-1;

• requires the subadviser’s Access Persons to make reports to at least the extent required in Rule 17j-1(d) and Rule 204A-1(b);

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• requires the subadviser to institute appropriate procedures for review of these reports by management or compliance personnel (as contemplated by Rule 17j-1(d)(3) and Rule 204 A-1(a)(3);

 • provides for notification of the subadviser’s Access Persons in accordance with Rule 17j-1(d)(4) and Rule 204A-1(a)(5);

• requires the subadviser’s Access Persons who are Investment Personnel to obtain the pre-clearances required by Rule 17j-1(e); and

• requires the subadviser’s Access Persons to obtain the pre-clearances required by Rule 204A-1(c)

The Chief Compliance Officer of the John Hancock Affiliated Funds oversees each of the fund’s sub-adviser’s to ensure compliance with each of the provisions included in this section

Subadviser Reporting & Recordkeeping Requirements

Each subadviser must provide an annual report and certification to the relevant John Hancock Adviser and the relevant Board in accordance with Rule 17j-1(c)(2)(ii). The subadviser must also provide other reports or information that the relevant John Hancock Adviser may reasonably request.

The subadviser must maintain all records for its Access Persons, as required by Rule 17j-1(f).

10) Reporting to the Board

No less frequently than annually, John Hancock and each subadviser will furnish to the Board of each John Hancock Affiliated Fund a written report that:

• describes issues that arose during the previous year under the code of ethics or the related procedures, including, but not limited to, information about material code or procedure violations, as well as any sanctions imposed in response to the material violations, and

• certifies that each entity has adopted procedures reasonably necessary to prevent its Access Persons from violating its code of ethics.

11) Reporting Violations

If you know of any violation of the Code, you have a responsibility to promptly report it to the Chief Compliance Officer of your company. You should also report any deviations from the controls and procedures that safeguard John Hancock and the assets of our clients.

Since we cannot anticipate every situation that will arise, it is important that we have a way to approach questions and concerns. Always ask first, act later. If you are unsure of what to do in any situation, seek guidance before you act.

Speak to your manager, a member of the Human Resources Department or Law Department or your divisional compliance officer if you have:

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- a doubt about a particular situation;

- a question or concern about a business practice; or

- a question about potential conflicts of interest

You may report suspected or potential illegal or unethical behavior without fear of retaliation. John Hancock does not permit retaliation of any kind for good faith reports of illegal or unethical behavior.

Concerns about potential or suspected illegal or unethical behavior should be referred to a member of the Human Resources or Law Department.

Unethical, unprofessional, illegal, fraudulent or other questionable behavior may also be reported by calling a confidential toll free Ethics Hotline or at www.ManulifeEthics.com.

Ethics Hotline can be reached at 1-866-294-9534.

12) Interpretation and Enforcement

The Code cannot anticipate every situation in which personal interests may be in conflict with the interests of our clients and fund investors. You should be responsive to the spirit and intent of the Code as well as its specific provisions.

When any doubt exists regarding any Code provision or whether a conflict of interest with clients or fund investors might exist, you should discuss the situation in advance with the Chief Compliance Officer of your company. The Code is designed to detect and prevent fraud against clients and fund investors, and to avoid the appearance of impropriety.

The Chief Compliance Officer has general administrative responsibility for the Code as it applies to the covered employees; an appropriate member of Code of Ethics Administration will administer procedures to review personal trading activity. Code of Ethics Administration also regularly reviews the forms and reports it receives. If these reviews uncover information that is incomplete, questionable, or potentially in violation of the rules in this document, Code of Ethics Administration will investigate the matter and may contact you.

Senior Management of the Advisers approves amendments to the code of ethics and dispenses sanctions for violations of the code of ethics. The Boards of the John Hancock Affiliated Funds also approve amendments to the Code and authorize sanctions imposed on Access Persons of the Funds. Accordingly, Code of Ethics Administration will refer violations to Senior Management and/or the Fund Boards for review and recommended action based on the John Hancock Advisers Schedule of Fines and Sanctions. See Appendix G.

The following factors will be considered when determining a fine or other disciplinary action:

• the person's position and function (senior personnel may be held to a higher standard);

• the amount of the trade;

• whether the John Hancock Affiliated Funds hold the security and were trading the same day;

• whether the violation was by a family member;

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• whether the person has had a prior violation and which policy was involved; and

• whether the employee self-reported the violation.

John Hancock takes all rule violations seriously and, at least once a year, provides the Boards of the John Hancock Affiliated Funds with a summary of all material violations and sanctions, significant conflicts of interest and other related issues for their review. Sanctions for violations could include (but are not limited to) fines, limitations on personal trading activity, suspension or termination of the violator's position with John Hancock and/or a report to the appropriate regulatory authority.

You should be aware that other securities laws and regulations not addressed by the Code may also apply to you, depending on your role at John Hancock.

John Hancock and Senior Management of the Advisers retain the discretion to interpret the Code’s provisions and to decide how they apply to any given situation.

13) Exemptions & Appeals

Exemptions may be granted where warranted by applicable facts and circumstances. If you believe that you have a situation that warrants an exemption to the any of the rules and restrictions of this Code you need to complete a “Pre-Clearance Exemption Request Form” to request approval from Code of Ethics Administration and/or the Chief Compliance Officer.

Sole discretion Exemption: A transaction does not need to be pre-cleared if it takes place in an account that Code of Ethics Administration has approved in writing as exempt from the pre-clearance requirement. In the sole discretion of Code of Ethics Administration and the Chief Compliance Officer, accounts that will be considered for exclusion from the pre-clearance requirement are only those for which an employee’s securities broker or investment advisor has complete discretion. Employees wishing to seek such an exemption must complete a “Pre-Clearance Waiver Form for Sole Discretion Accounts” and satisfy all requirements.

These forms can be found on the home page of the John Hancock Personal Trading and Reporting System under “Forms and Filings.”

You will be notified of the outcome of your request by the Code of Ethics Administrator and/or the Chief Compliance Officer.

Appeals: If you believe that your request has been incorrectly denied or that an action is not warranted, you may appeal the decision. To make an appeal, you need to give Code of Ethics Administration a written explanation of your reasons for appeal within 30 days of the date that you were informed of the decision. Be sure to include any extenuating circumstances or other factors not previously considered. During the review process, you may, at your own expense, engage an attorney to represent you. Code of Ethics Administration may arrange for senior management or other parties to be part of the review process.

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You will be notified of the outcome of your appeal by the Code of Ethics Administrator and/or the Chief Compliance Officer.

14) Education of Employees

The Code constitutes the code of ethics required by Rule 17j-1 under the 1940 Act and by Rule 204A-1 under the Advisers Act for John Hancock. Code of Ethics Administration will provide a paper copy or electronic version of the Code (and any amendments) to each person subject to the Code. Code of Ethics Administration will also administer training to employees on the principles and procedures of the Code.

15) Recordkeeping

Code of Ethics Administration will maintain:

• a copy of the current Code for John Hancock and a copy of each code of ethics in effect at any time within the past five years.

• a record of any violation of the Code, and of any action taken as a result of the violation, for six years.

• a copy of each report made by an Access Person under the Code, for six years (the first two years in a readily accessible place).

• a record of all persons, currently or within the past five years, who are or were required to make reports under the Code. This record will also indicate who was responsible for reviewing these reports.

• a copy of each Code report to the Fund Boards, for six years (the first two years in a readily accessible place).

• a record of any decision, and the reasons supporting the decision, to approve the acquisition by an Access Level I Persons of IPOs or private placement securities, for six years.

• a record of any decision, and the reasons supporting the decision, to approve the acquisition by an Access Person of the John Hancock Advisers IPOs or private placement securities, for six years.

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Appendix A: Access Person Categories

You have been notified about which of these categories applies to you, based on Code of Ethics Administration’s understanding of your current role. If you have a level of investment access beyond that category, or if you are promoted or change duties and as a result should more appropriately be included in a different category, it is your responsibility to immediately notify the Chief Compliance Officer of your company.

1) Access Level I - Investment Access Person: An associate, officer or non-independent board member of a John Hancock Adviser who, in connection with his/her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the John Hancock Affiliated Funds.

(Examples: Portfolio managers; analysts; and traders)

2) Access Level II - Regular Access Person: An associate, senior officer (vice president and higher) or non- independent board member of John Hancock Funds; a John Hancock Adviser; John Hancock Funds, LLC; John Hancock Trust; John Hancock Distributors, LLC, or other John Hancock entity who, in connection with his/her regular functions or duties, has regular access to nonpublic information regarding any clients' purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any John Hancock Affiliated Fund; or who is involved in making securities recommendations to clients, or who has regular access to such recommendations that are nonpublic.

(Examples: Office of the Chief Compliance Officer, Fund Administration, Investment Management Services, Administrative Personnel supporting Access Level I Persons, Technology Resources Personnel with access to investment systems, Private Client Group Personnel, and anyone else that Code of Ethics Administration deems to have regular access.)

3) Access Level III – Periodic Access Person: An associate, officer (assistant vice president and higher) or non-independent board member of John Hancock Funds; a John Hancock Adviser; John Hancock Funds, LLC; John Hancock Trust; John Hancock Distributors, LLC or other John Hancock entity who, in connection with his/her regular functions or duties, has periodic access to nonpublic information regarding any clients' purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any John Hancock Affiliated Fund.

Examples: (Legal staff, Marketing, Product Development, E-Commerce, Corporate Publishing, Administrative Personnel supporting Access Level II Persons, and anyone else that Code of Ethics Administration deems to have periodic access.)

4) Access Level IV – Trustees: An independent trustee or independent director of John Hancock Trust or John Hancock Funds II

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Appendix B – Affiliated Funds

JOHN HANCOCK FUNDS

Name of Trust and Fund(s):	Adviser: John Hancock Advisers, LLC.

Open-End Funds:	Subadviser for Fund:

Bond Trust:

Bond Fund	MFC Global Investment Management (U.S.), LLC

High Yield Fund	MFC Global Investment Management (U.S.), LLC

Investment Grade Bond Fund	MFC Global Investment Management (U.S.), LLC

California Tax-Free Income Fund:

California Tax-Free Income Fund	MFC Global Investment Management (U.S.), LLC

Capital Series:

Classic Value Fund	Pzena Investment Management, LLC

Classic Value Fund II	Pzena Investment Management, LLC

Core Equity Fund	Independence Investments LLC

International Classic Value Fund	Pzena Investment Management, LLC

Large Cap Select Fund	Shay Assets Management, Inc.

U. S. Global Leaders Growth Fund	Sustainable Growth Advisers, LP

Current Interest:

Money Market Fund	MFC Global Investment Management (U.S.), LLC

Equity Trust:

Growth Trends Fund	MFC Global Investment Management (U.S.), LLC

Small Cap Fund	Independence Investments LLC

Technology Leaders Fund	MFC Global Investment Management (U.S.), LLC

Institutional Series Trust:

Independence Diversified Core Equity Fund II	MFC Global Investment Management (U.S.), LLC

Investment Trust:

Balanced Fund	MFC Global Investment Management (U.S.), LLC

Global Opportunities Fund	MFC Global Investment Management (U.S.), LLC

Large Cap Equity Fund	MFC Global Investment Management (U.S.), LLC

Small Cap Intrinsic Value Fund	MFC Global Investment Management (U.S.), LLC

Sovereign Investors Fund	MFC Global Investment Management (U.S.), LLC

Investment Trust II:

Financial Industries Fund	MFC Global Investment Management (U.S.), LLC

Regional Bank Fund	MFC Global Investment Management (U.S.), LLC

Small Cap Equity Fund	MFC Global Investment Management (U.S.), LLC

Investment Trust III:

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Greater China Opportunities Fund	MFC Global Investment Management (U.S.A.) Limited

Municipal Securities Trust:

High Yield Municipal Bond Fund	MFC Global Investment Management (U.S.), LLC

Tax-Free Bond Fund	MFC Global Investment Management (U.S.), LLC

Series Trust:

Mid Cap Equity Fund	MFC Global Investment Management (U.S.), LLC

Real Estate Fund	MFC Global Investment Management (U.S.), LLC

Technology Fund	MFC Global Investment Management (U.S.), LLC

Sovereign Bond:

Bond Fund	MFC Global Investment Management (U.S.), LLC

Strategic Series:

Strategic Income Fund	MFC Global Investment Management (U.S.), LLC

Tax-Exempt Series Fund:

Massachusetts Tax-Free Income Fund	MFC Global Investment Management (U.S.), LLC

New York Tax-Free Income Fund	MFC Global Investment Management (U.S.), LLC

World Fund:

Health Sciences Fund	MFC Global Investment Management (U.S.), LLC

John Hancock Funds III:

Active Value Fund	Grantham, May, Van Otterloo & Co., LLC

Classic Value Mega Cap Fund	Pzena Investment Management, LLC

Global Fund	Grantham, May, Van Otterloo & Co., LLC

Global Shareholder Yield Fund	Epoch Investment Partners, Inc.

Growth Fund	Grantham, May, Van Otterloo & Co., LLC

Growth Opportunities Fund	Grantham, May, Van Otterloo & Co., LLC

International Allocation Fund	MFC Global Investment Management (U.S.A.) Limited

International Core Fund	Grantham, May, Van Otterloo & Co., LLC

International Growth Fund	Grantham, May, Van Otterloo & Co., LLC

Intrinsic Value Fund	Grantham, May, Van Otterloo & Co., LLC

U. S. Core Fund	Grantham, May, Van Otterloo & Co., LLC

U. S. Quality Equity Fund	Grantham, May, Van Otterloo & Co., LLC

Value Opportunities Fund	Grantham, May, Van Otterloo & Co., LLC

Closed end Funds:

Bank & Thrift Opportunity Fund	MFC Global Investment Management (U.S.), LLC

Income Securities Trust	MFC Global Investment Management (U.S.), LLC

Investors Trust	MFC Global Investment Management (U.S.), LLC

Preferred Income Fund	MFC Global Investment Management (U.S.), LLC

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Preferred Income Fund II	MFC Global Investment Management (U.S.), LLC

Preferred Income Fund III	MFC Global Investment Management (U.S.), LLC

Patriot Premium Dividend Fund II	MFC Global Investment Management (U.S.), LLC

Tax-Advantaged Dividend Income Fund	MFC Global Investment Management (U.S.), LLC

Tax-Advantaged Global Shareholder Yield Fund	MFC Global Investment Management (U.S.), LLC

JOHN HANCOCK FUNDS II

Adviser: John Hancock Investment Management Services, LLC.

Name of Fund:	Subadviser for Fund:

Absolute Return Portfolio	MFC Global Investment Management (U.S.A.) Limited

MFC Global Investment Management (U.S.), LLC and Declaration
Active Bond Fund	Management & Research LLC

All Cap Core Fund	Deutsche Investment Management Americas Inc.

All Cap Growth Fund	AIM Capital Management, Inc.

All Cap Value Fund	Lord, Abbett & Co. LLC.

Blue Chip Growth Fund	T. Rowe Price Associates, Inc.

Capital Appreciation Fund	Jennison Associates LLC

Classic Value Fund	Pzena Investment Management, LLC

Core Bond Fund	Wells Capital Management, Incorporated

Core Equity Fund	Legg Mason Capital Management, Inc.

Dynamic Growth Fund	Deutsche Investment Management Americas Inc.

Emerging Growth Fund	MFC Global Investment Management (U.S.), LLC

Emerging Markets Value Fund	Dimensional Fund Advisers, Inc.

Emerging Small Company Fund	RCM Capital Management LLC

Equity-Income Fund	T. Rowe Price Associates, Inc.

Financial Services Fund	Davis Selected Advisers, L.P.

Floating Rate Income Fund	Western Asset Management Company

Fundamental Value Fund	Davis Selected Advisers, L.P.

Global Allocation Fund	UBS Global Asset Management (Americas) Inc.

Global Asset Allocation Fund	Wellington Management Company, LLP

Global Bond Fund	Pacific Investment Management Company LLC

Global Fund	Templeton Global Advisors Limited

Global Real Estate Fund	Deutsche Investment Management Americas Inc.

Growth Opportunities Fund	Grantham, Mayo, Van Otterloo & Co. LLC

Health Sciences Fund	T. Rowe Price Associates, Inc.

High Income Fund	MFC Global Investment Management (U.S.), LLC

High Yield Fund	Western Asset Management Company

Income Fund	Franklin Advisers, Inc.

Index 500 Fund	MFC Global Investment Management (U.S.A.) Limited

International Equity Index Fund	SSgA Funds Management, Inc.

International Opportunities Fund	Marsico Capital Management, LLC

International Small Cap Fund	Templeton Investment Counsel LLC

International Small Company Fund	Dimensional Fund Advisors

International Value Fund	Templeton Investment Counsel LLC

Investment Quality Bond Fund	Wellington Management Company, LLP

Large Cap Fund	UBS Global Asset Management (Americas) Inc.

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Large Cap Value Fund	BlackRock Investment Management LLC

Lifecycle 2010 Portfolio	MFC Global Investment Management (U.S.A.) Limited

Lifecycle 2015 Portfolio	MFC Global Investment Management (U.S.A.) Limited

Lifecycle 2020 Portfolio	MFC Global Investment Management (U.S.A.) Limited

Lifecycle 2025 Portfolio	MFC Global Investment Management (U.S.A.) Limited

Lifecycle 2030 Portfolio	MFC Global Investment Management (U.S.A.) Limited

Lifecycle 2035 Portfolio	MFC Global Investment Management (U.S.A.) Limited

Lifecycle 2040 Portfolio	MFC Global Investment Management (U.S.A.) Limited

Lifecycle 2045 Portfolio	MFC Global Investment Management (U.S.A.) Limited

Lifecycle 2050 Portfolio	MFC Global Investment Management (U.S.A.) Limited

Lifecycle Retirement Portfolio	MFC Global Investment Management (U.S.A.) Limited

MFC Global Investment Management (U.S.A.) Limited and Deutsche
Lifestyle Aggressive Portfolio	Investment Management Americas, Inc.

MFC Global Investment Management (U.S.A.) Limited and Deutsche
Lifestyle Balanced Portfolio	Investment Management Americas, Inc.

MFC Global Investment Management (U.S.A.) Limited and Deutsche
Lifestyle Conservative Portfolio	Investment Management Americas, Inc.

MFC Global Investment Management (U.S.A.) Limited and Deutsche
Lifestyle Growth Portfolio	Investment Management Americas, Inc.

MFC Global Investment Management (U.S.A.) Limited and Deutsche
Lifestyle Moderate Portfolio	Investment Management Americas, Inc.

Managed Fund	Grantham, Mayo, Van Otterloo & Co. LLC/Declaration

Mid Cap Index Fund	MFC Global Investment Management (U.S.A.) Limited

Mid Cap Intersection Fund	Wellington Management Company, LLP

Mid Cap Stock Fund	Wellington Management Company, LLP

Mid Cap Value Equity Fund	Riversource Investments, LLC

Mid Cap Value Fund	Lord, Abbett & Co. LLC.

Money Market Fund	MFC Global Investment Management (U.S.A.) Limited

Mutual Shares Fund	Franklin Mutual Advisers, LLC

Natural Resources Fund	Wellington Management Company, LLP

Pacific Rim Fund	MFC Global Investment Management (U.S.A.) Limited

Quantitative All Cap Fund	MFC Global Investment Management (U.S.A.) Limited

Quantitative Mid Cap Fund	MFC Global Investment Management (U.S.A.) Limited

Quantitative Value Fund	MFC Global Investment Management (U.S.A.) Limited

Real Estate Equity Fund	T. Rowe Price Associates, Inc.

Real Estate Securities Fund	Deutsche Investment Management Americas Inc.

Real Return Bond Fund	Pacific Investment Management Company LLC

Science & Technology Fund	T. Rowe Price Associates, Inc., RCM Capital Management LLC

Retirement Income Portfolio	MFC Global Investment Management (U.S.A.) Limited

Retirement Rising Income Portfolio	MFC Global Investment Management (U.S.A.) Limited

Short-Term Bond Fund	Declaration Management & Research, LLC

Small Cap Fund	Independence Investments LLC

Small Cap Growth Fund	Wellington Management Company, LLP

Small Cap Index Fund	MFC Global Investment Management (U.S.A.) Limited

Small Cap Opportunities Fund	Munder Capital Management

Small Cap Value Fund	Wellington Management Company, LLP

Small Company Fund	American Century Investment Management, Inc.

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Small Company Growth Fund	AIM Capital Management, Inc.

Small Company Value Fund	T. Rowe Price Associates, Inc.

Special Value Fund	ClearBridge Advisors, LLC

Spectrum Income Fund	T. Rowe Price Associates, Inc.

Strategic Bond Fund	Western Asset Management Company

Strategic Income Fund	MFC Global Investment Management (U.S.), LLC

Total Bond Market Fund	Declaration Management & Research, LLC

Total Return Fund	Pacific Investment Management Company LLC

Total Stock Market Index Fund	MFC Global Investment Management (U.S.A.) Limited

U.S. Global Leaders Growth Fund	Sustainable Growth Advisers, L.P.

U.S. Government Securities Fund	Western Asset Management Company

U.S. High Yield Bond Fund	Wells Capital Management, Incorporated

U.S. Multi Sector Fund	Grantham, Mayo, Van Otterloo & Co. LLC

Utilities Fund	Massachusetts Financial Services Company

Value & Restructuring Fund	UST Advisers, Inc.

Value Fund	Morgan Stanley Investment Management Inc. (Van Kampen)

Value Opportunities Fund	Grantham, Mayo, Van Otterloo & Co. LLC

Vista Fund	American Century Investment Management, Inc.

JOHN HANCOCK FUNDS III

Adviser: John Hancock Investment Management Services, LLC.

Name of Fund:	Subadviser for Fund:

John Hancock Active Value Fund	Grantham, Mayo, Van Otterloo & Co. LLC

John Hancock Global Fund	Grantham, Mayo, Van Otterloo & Co. LLC

John Hancock Growth Fund	Grantham, Mayo, Van Otterloo & Co. LLC

John Hancock Growth Opportunities Fund	Grantham, Mayo, Van Otterloo & Co. LLC

John Hancock International Allocation Portfolio	MFC Global Investment Management (U.S.A.) Limited

John Hancock International Core Fund	Grantham, Mayo, Van Otterloo & Co. LLC

John Hancock International Growth Fund	Grantham, Mayo, Van Otterloo & Co. LLC

John Hancock Intrinsic Value Fund	Grantham, Mayo, Van Otterloo & Co. LLC

John Hancock U.S. Core Fund	Grantham, Mayo, Van Otterloo & Co. LLC

John Hancock U.S. Quality Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC

John Hancock Value Opportunities Fund	Grantham, Mayo, Van Otterloo & Co. LLC

John Hancock Classic Value Mega Cap Fund	Pzena Investment Management, LLC

John Hancock Global Shareholder Yield Fund	Epoch Investment Partners, Inc.

JOHN HANCOCK TRUST

Adviser: John Hancock Investment Management Services, LLC.

Name of Trust:	Subadviser for Fund:

500 Index Trust	MFC Global Investment Management (U.S.A.) Limited

500 Index Trust B	MFC Global Investment Management (U.S.A.) Limited

Absolute Return Trust	MFC Global Investment Management (U.S.A.) Limited

MFC Global Investment Management (U.S.), LLC and Declaration
Active Bond Trust	Management & Research LLC

Deutsche Investment Management Americas Inc. and RREEF
All Cap Core Trust	America LLC

All Cap Growth Trust	AIM Capital Management, Inc.

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All Cap Value Trust	Lord, Abbett & Co. LLC.

American Asset Allocation Trust*	Capital Research Management Company

American Blue Chip Income and Growth Trust*	Capital Research Management Company

American Bond Trust*	Capital Research Management Company

American Global Diversification Trust	MFC Global Investment Management (U.S.A.) Limited

American Growth Trust*	Capital Research Management Company

American Growth-Income Trust*	Capital Research Management Company

American Fundamental Holdings Trust	MFC Global Investment Management (U.S.A.) Limited

American International Trust*	Capital Research Management Company

American Global Small Capitalization Trust*	Capital Research Management Company

American Global Growth Trust*	Capital Research Management Company

American High-Income Bond Trust*	Capital Research Management Company

American New World Trust*	Capital Research Management Company

Blue Chip Growth Trust	T. Rowe Price Associates, Inc.

Capital Appreciation Trust	Jennison Associates LLC

Classic Value Trust	Pzena Investment Management, LLC

Core Bond Trust	Wells Capital Management, Incorporated

Core Equity Trust	Legg Mason Capital Management, Inc.

Dynamic Growth Trust	Deutsche Investment Management Americas Inc.

Emerging Growth Trust	MFC Global Investment Management (U.S.), LLC

Emerging Markets Value Trust	Dimensional Fund Advisers, Inc.

Emerging Small Company Trust	RCM Capital Management LLC

Equity-Income Trust	T. Rowe Price Associates, Inc.

Financial Services Trust	Davis Selected Advisers, L.P.

Floating Rate Income Trust	Western Asset Management Company

Franklin Templeton Founding Allocation Trust	MFC Global Investment Management (U.S.), LLC

Fundamental Value Trust	Davis Selected Advisers, L.P.

Global Asset Allocation Trust	Wellington Management Company, LLP

Global Allocation Trust	UBS Global Asset Management (Americas) Inc.

Global Balanced Trust	MFC Global Investment Management (U.S.A.) Limited

Global Bond Trust	Pacific Investment Management Company LLC

Global Trust	Templeton Global Advisors Limited

Global Real Estate Trust**	Deutsche Investment Management Americas Inc.

Growth & Income Trust	Independence Investment LLC

Growth Trust	Grantham, Mayo, Van Otterloo & Co. LLC

Growth Opportunities Trust	Grantham, Mayo, Van Otterloo & Co. LLC

Health Sciences Trust	T. Rowe Price Associates, Inc.

High Income Trust	MFC Global Investment Management (U.S.), LLC

High Yield Trust	Western Asset Management Company Limited

Income Trust	Franklin Advisers, Inc.

Income and Value Trust	Capital Guardian Trust Company

Index Allocation Trust	MFC Global Investment Management (U.S.A.) Limited

International Equity Index Trust A	SSgA Funds Management, Inc.

International Equity Index Trust B	SSgA Funds Management, Inc.

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International Core Trust	Grantham, Mayo, Van Otterloo & Co. LLC

International Growth Trust	Grantham, Mayo, Van Otterloo & Co. LLC

International Opportunities Trust	Marsico Capital Management, LLC

International Small Cap Trust	Templeton Investment Counsel LLC

International Small Company Trust	Dimensional Fund Advisors Inc.

International Value Trust	Templeton Investment Counsel LLC

Intrinsic Value Trust	Grantham, Mayo, Van Otterloo & Co. LLC

Investment Quality Bond Trust	Wellington Management Company, LLP

Large Cap Trust	UBS Global Asset Management (Americas) Inc.

Large Cap Value Trust	BlackRock Investment Management LLC

Lifecycle 2010 Trust	MFC Global Investment Management (U.S.A.) Limited

Lifecycle 2015 Trust	MFC Global Investment Management (U.S.A.) Limited

Lifecycle 2020 Trust	MFC Global Investment Management (U.S.A.) Limited

Lifecycle 2025 Trust	MFC Global Investment Management (U.S.A.) Limited

Lifecycle 2030 Trust	MFC Global Investment Management (U.S.A.) Limited

Lifecycle 2035 Trust	MFC Global Investment Management (U.S.A.) Limited

Lifecycle 2040 Trust	MFC Global Investment Management (U.S.A.) Limited

Lifecycle 2045 Trust	MFC Global Investment Management (U.S.A.) Limited

Lifecycle 2050 Trust	MFC Global Investment Management (U.S.A.) Limited

Lifecycle Retirement Trust	MFC Global Investment Management (U.S.A.) Limited

Lifestyle Aggressive Trust	MFC Global Investment Management (U.S.A.) Limited and Deutsche
Investment Management Americas, Inc.

Lifestyle Balanced Trust	Deutsche Investment Management Americas Inc.

Lifestyle Conservative Trust	Deutsche Investment Management Americas Inc. and

MFC Global Investment Management (U.S.A.) Limited

Lifestyle Growth Trust	Deutsche Investment Management Americas Inc. and

MFC Global Investment Management (U.S.A.) Limited

Lifestyle Moderate Trust	Deutsche Investment Management Americas Inc.

Managed Trust	Grantham, Mayo, Van Otterloo & Co. LLC and Declaration
Management & Research LLC

Mid Cap Index Trust	MFC Global Investment Management (U.S.A.) Limited

Mid Cap Intersection Trust	Wellington Management Company, LLP

Mid Cap Stock Trust	Wellington Management Company, LLP

Mid Cap Value Equity Trust	Riversource Investments, LLC

Mid Cap Value Trust	Lord, Abbett & Co. LLC.

Mid Value Trust	T. Rowe Price Associates, Inc.

Money Market Trust	MFC Global Investment Management (U.S.A.) Limited

Money Market Trust B	MFC Global Investment Management (U.S.A.) Limited

Mutual Shares Trust	Franklin Mutual Advisers, LLC

Natural Resources Trust	Wellington Management Company, LLP

Overseas Equity Trust	Capital Guardian Trust Company

Pacific Rim Trust	MFC Global Investment Management (U.S.A.) Limited

Quantitative All Cap Trust	MFC Global Investment Management (U.S.A.) Limited

Quantitative Mid Cap Trust	MFC Global Investment Management (U.S.A.) Limited

35

Quantitative Value Trust	MFC Global Investment Management (U.S.A.) Limited

Real Estate Equity Trust	T. Rowe Price Associates, Inc.

Real Estate Securities Trust	Deutsche Investment Management Americas Inc.

Real Return Bond Trust	Pacific Investment Management Company LLC

Science & Technology Trust	T. Rowe Price Associates, Inc. & RCM Capital Management LLC

Short-Term Bond Trust	Declaration Management & Research, LLC

Small Cap Trust	Independence Investments LLC

Small Cap Growth Trust	Wellington Management Company, LLP

Small Cap Index Trust	MFC Global Investment Management (U.S.A.) Limited

Small Cap Opportunities Trust	Munder Capital Management

Small Cap Intrinsic Value Trust	MFC Global Investment Management (U.S.A.) Limited

Small Cap Value Trust	Wellington Management Company, LLP

Small Company Trust	American Century Investment Management, Inc.

Small Company Growth Trust	AIM Capital Management, Inc.

Small Company Value Trust	T. Rowe Price Associates, Inc.

Special Value Trust	ClearBridge Advisors, LLC

Spectrum Income Trust	T. Rowe Price Associates, Inc.

Strategic Bond Trust	Western Asset Management Company

Strategic Income Trust	MFC Global Investment Management (U.S.), LLC and Declaration
Management & Research LLC

Strategic Opportunities Trust	UBS Global Asset Management (Americas) Inc.

Total Bond Market Index Trust A	Declaration Management & Research LLC

Total Bond Market Index Trust B	Declaration Management & Research LLC

Total Return Trust	Pacific Investment Management Company LLC

Total Stock Market Index Trust	MFC Global Investment Management (U.S.A.) Limited

U.S. Core Trust	Grantham, Mayo, Van Otterloo & Co. LLC

U.S. Large Cap Trust	Capital Guardian Trust Company

U.S. Global Leaders Growth Trust	Sustainable Growth Advisers, L.P.

U.S. Government Securities Trust	Western Asset Management Company

U.S. High Yield Bond Trust	Wells Capital Management, Incorporated

U.S. Multi Sector Trust	Grantham, Mayo, Van Otterloo & Co. LLC

Utilities Trust	Massachusetts Financial Services Company

Value & Restructuring Trust	UST Advisers, Inc. (Excelsior)

Value Trust	Morgan Stanley Investment Management Inc. (Van Kampen)

Value Opportunities Trust	Grantham, Mayo, Van Otterloo & Co. LLC

Vista Trust	American Century Investment Management, Inc.

36

Appendix C: Pre-clearance Procedures

You should read the Code to determine whether you must obtain a pre-clearance before you enter into a securities transaction. If you are required to obtain a pre-clearance, you should follow the procedures detailed below.

Pre-clearance for Covered Securities including Derivatives, Futures, Options:

A request for pre-clearance needs to be entered through the John Hancock Personal Trading & Reporting System which can be accessed through your Start Menu on your Desktop under Programs\Personal Trading & Reporting\Personal Trading & Reporting.

If the John Hancock Personal Trading & Reporting System is not on your Desktop, please use the following link:

https://cti-prd.prd.manulifeusa.com/iTrade3

The Trade Request Screen:

At times you may receive a message "System is currently unavailable.” The system is scheduled to be offline from 8:00 PM until 7:00 AM each night.

Required Information:

Ticker/Security Cusip: Fill in either the ticker, cusip or security name with the proper information of the security you want to buy or sell. Then click the [Lookup] button. Select one of the hyperlinks for the desired security, and the system will populate the proper fields Ticker, Security Cusip, Security Name and Security Type automatically on the Trade Request Screen.

37

If You Don't Know the Ticker, Cusip, or Security Name:

If you do not know the full ticker, you may type in the first few letters followed by an asterisk * and click the [Lookup] button. For example, let's say you want to buy some shares of Intel, but all you can remember of the ticker is that it begins with int, so you enter int* for Ticker. If any tickers beginning with int are found, they are displayed on a new screen. Select the hyperlink of the one you want, and the system will populate Security Cusip, Security Name and Security Type automatically on the Trade Request Screen. If you do not know the full cusip, you may type in the first few numbers followed by an asterisk * and click the [Lookup] button. For example, let's say you want to buy some shares of Microsoft, but all you can remember of the cusip is that it begins with 594918, so you enter 594918* for Ticker. If any cusips beginning with 594918 are found, they are displayed on a new screen. Select the hyperlink of the one you want, and the system will fill in Ticker, Security Name and Security Type automatically on the Trade Request Screen. If you do not know the Ticker but have an idea of what the Security Name is, you may type in an asterisk, a few letters of the name and an asterisk * and click the [Lookup] button. For example, let's say you want to buy some shares of American Brands, so you enter *amer* for Security Name. Any securities whose names have amer in them are displayed on a new screen, where you are asked to select the hyperlink of the one you want, and the system will fill in Ticker, Cusip and Security Type automatically on the Trade Request Screen.

Transaction Type: Choose one of the values displayed when you click the dropdown arrow to the right of this field.

Brokerage Account: Click on the dropdown arrow to the right of the Brokerage Account field to choose the account to be used for the trade.

Quantity: Enter the amount of shares you wish to trade.

Notes Text Box: Enter any applicable notes regarding your trade request.

Click the [Preview] button to review your trade request, if everything is correct hit the [Submit] button to present request for approval; after which you will receive immediate feedback unless the system identifies a potential violation of the Ban on Short Term Profits Rule.

In this case, your request will be forwarded to Code of Ethics Administration for review and you will receive feedback via the e-mail system.

Starting Over:

To clear everything on the screen and start over, click the [Clear Screen] button.

Exiting Without Submitting the Trade Request:

If you decide not to submit the trade request before clicking the [Submit Request] button, simply exit from the browser by clicking the Logout menu option.

Note: When submitting your request for approval, please make sure the information you are submitting for is correct. Submission of requests with incorrect brokerage account, incorrect trade direction, or incorrect security identifier (ticker/cusip) may subject you to fines and sanctions.

38

Ticker/Security Name Lookup Screen:

You arrive at this screen from the Trade Request Screen, where you've clicked the [Lookup] button (see above, "If You Don't Know the Ticker, Cusip, or Security Name"). If you see the security you want to trade, you simply select its corresponding hyperlink (ticker or cusip) and you will automatically return to the Trade Request Screen, where you finish making your trade request. If the security you want to trade is not shown, that means that it is not recognized by the system.

You must contact Code of Ethics Administration to add the security to the system. Send an email including the following information; security name, security ticker symbol, security cusip number, security type and an attestation that the security is not an IPO or a Private Placement to Code of Ethics Administration:

Fred Spring (617) 663-3485 or Trina Robinson (617)-663-3484

Adding Brokerage Accounts:

To access this functionality, click on the Brokerage Account\Add Brokerage Account menu item. You will be prompted to enter the Brokerage Account Number, Brokerage Account Name, Broker Contact Name, Broker Contact Email, and Initiated Dates. When you click the [Create New Brokerage Account] button, you will receive a message that informs you whether the account was successfully created.

39

3. Pre-clearance for Private Placements, IPO’s and Limited Offerings:

You may request a pre-clearance of private placement securities, limited offerings, or an IPO by contacting Fred Spring via email (please “cc.” Frank Knox on all such requests).

The request must include:

• The associate's name;

• The associate's John Hancock’ company;

• The complete name of the security;

• the seller (i.e. the selling party if identified and/or the broker-dealer or placement agent) and whether or not the associate does business with those individuals or entities on a regular basis;

• the basis upon which the associate is being offered this investment opportunity;

• any potential conflict, present or future, with fund trading activity and whether the security might be offered as inducement to later recommend publicly traded securities for any fund or to trade through a particular broker-dealer or placement agent; and

• the date of the request.

Clearance of private placements or IPOs may be denied for any appropriate reason, such as if the transaction could create the appearance of impropriety. Clearance of IPOs will also be denied if the transaction is prohibited for a person due to his or her access category under the code of ethics.

Please keep in mind that the code of ethics prohibits Access Level I Persons from purchasing securities in an IPO.

40

Appendix D – Subadviser Publicly Traded Securities Restriction List*

Date: July 8, 2007

Security	Ticker Symbol / CUSIP Number

Manulife Financial Corporation	MFC*/ 56501R106
Common shares

Manulife Financial Corporation	MFC.PR.A.*/ 56501R304
Non-Cumulative Class A Shares, Series I

Manulife Financial Corporation	MFC.PR.B.* / 56501R403
Non-Cumulative Class A Shares, Series 2

Manulife Financial Corporation	MFC.PR.C.* / 56501R502
Non-Cumulative Class A Shares, Series 3

The Manufacturers Life Insurance Company	MIC.PR.A*/ 564835502
Non-Cumulative Class A Shares, Series 6

Manulife Financial Capital Trust
MaCS $60,000,000 Series A	MFT.M*/ 56501QAA6
MaCS $940,000,000 Series B	56501QAB4

Manulife Financial Corporation	CA56502ZAA53
4.67% Medium Term Notes due 2013

The Manufacturers Life Insurance Company
6.24% $550 MM Subordinated Debentures	564835AB2
due Feb. 16, 2016

John Hancock Financial Services
5.625% Senior Notes due 2008.	41014SAA4

John Hancock Life Insurance Company	41013MAA8
Signature Notes

Manulife Finance (Delaware), L.P.
$550 MM 4.448% Senior Debentures	56502FAB7
$650 MM 5.059% Subordinated Debentures	56502FAA9

John Hancock Canadian Corporation
$220 MM 6.672% Senior Notes due	40975TAA1
May 31, 2011

John Hancock Canadian Corporation
$175 MM 6.496% Senior Notes due	40975TAB9
Nov. 30, 2011

*MFC securities listed above are excluded from this prohibition for Access Level I & Access Level II Persons

41

Publicly Traded Subadvisers and their Controlling Parent Companies Subadvisers

	Publicly Traded Controlling		Prohibited for
Subadviser	Companies	Ticker Symbol	Access Level I&
II Persons

A I M Capital Management,	AMVESCAP PLC	AVZ
Inc.			No

American Century Investment	No publicly traded affiliates	-
Management, Inc.			No

Blackrock Investment	Merrill Lynch & Co., Inc.	MER	No

Management, LLC	BlackRock	BLK	No

	PNC Bank	PNC	No

	Anthracite Capital	AHR	No

Capital Guardian Trust	No publicly traded affiliates	-
Company			No

Davis Select Advisers Limited	No publicly traded affiliates	-	No

Deutsche Asset Management,	Deutsche Bank	DB
Inc.			No

Deutsche Asset Management	Deutsche Bank	DB
Investment Services Ltd.			No

Deutsche Investments	Deutsche Bank	DB
Australia Limited			No

Deutsche Asset Management	Deutsche Bank	DB
(Hong Kong) Limited			No

Deutsche Asset Management	Deutsche Bank	DB
International GMBH			No

RREEF America L.L.C.	Deutsche Bank	DB	No

RREEF Global Advisers	Deutsche Bank	DB
Limited			No

Declaration Management &	Manulife Financial Corporation	MFC
Research LLC			No

Dimensional Fund Advisors	No publicly traded affiliates	-
Inc.			No

Franklin Advisers, Inc	Franklin Resources Inc.	BEN	No

Grantham, Mayo, Van	No publicly traded affiliates	-
Otterloo & Co. LLC			No

Independence Investment LLC	City National Corporation	CYN	No

Jennison Associates, LLC	Prudential Financial	PRU	No

Legg Mason Funds	Legg Mason, Inc.	LM
Management, Inc.			No

Lord, Abbett & Co.	No publicly traded affiliates	-	No

MFC Global Investment	Manulife Financial Corporation	MFC
Management (U.S.A.) Limited			No

MFC Global Management	Manulife Financial Corporation	MFC
(U.S.) LLC
(formerly, Sovereign Asset
Management LLC)			No

Marsico Capital Management,	Bank of America****	BAC****
LLC			No

Massachusetts Financial	Sun Life Financial	SLF
Services Company			No

42

	Publicly Traded Controlling		Prohibited for
Subadviser	Companies	Ticker Symbol	Access Level I&
II Persons

Morgan Stanley Investments	Morgan Stanley	MWD
LP
(Also doing business as Miller
Anderson and Van Kampen)			No

Morgan Stanley Asset	Morgan Stanley	MWD
Management			No

Munder Capital Management	No publicly traded affiliates*	-*	No

Pacific Investment	Allianz AG	AZ - US listing
Management Company		ALVG.DE - Germany listing	No

Pzena Investment	None	PZN***
Management, LLC			Yes

RCM Capital Management	Allianz AG	AZ - US listing	No
LLC		ALVG.DE - Germany listing

RiverSource Investments, LLC	Ameriprise Financial, Inc.	AMP	No

Clearbridge Advisors, LLC	Legg Mason, Inc.	LM	No

SSgA Funds Management, Inc.	State Street Corporation	STT	No

Sustainable Growth Advisers,	No publicly traded affiliates*	-	No
L.P.

T. Rowe Price Associates, Inc.	T. Rowe Price Associates, Inc.	TROW	Yes

Templeton Investment	Franklin Resources Inc.	BEN	No
Counsel, Inc.

Templeton Global Advisors	Franklin Resources Inc.	BEN	No
Limited

UBS Global Asset	UBS AG	UBS	No
Management

UST Advisers, Inc.**	Bank of America	BAC	No

Wellington Management	No publicly traded affiliates	-	No
Company, LLP

Wells Fargo Fund	Wells Fargo & Company	WFC	No
Management, LLC

Western Asset Management	Legg Mason, Inc.	LM	No
Company

Western Asset Management	Legg Mason, Inc.	LM	No
Company Limited

*On December 29, 2006, the management team of Munder Capital Management, together with Crestview Capital Partners, L.P. and Grail Partners LLC, acquired Comerica Incorporated’s controlling interest in Munder. Crestview Capital Partners, which is not publicly traded, owns a controlling interest in Munder Capital Management.

**On November 20, 2006, the Charles Schwab Corporation ("Schwab") announced an agreement to sell U.S. Trust Corporation ("U.S. Trust"), a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (the "Sale"). The Sale of U.S. Trust includes all of U.S. Trust's subsidiaries, including the investment adviser to the JHT and JHF II Value and Restructuring Funds, UST Advisers, Inc. The sale closed on July 1, 2007.

43

***Pzena Investment Management filed a registration statement in June 2007 with the SEC to register its Class A common stock and has also applied for listing this common stock on the NYSE under the symbol PZN. The registration statement is not yet effective.

****Marsico has announced its intention to purchase Bank of America’s interest in Marsico. However, even after the closing of this transaction, Bank of America will remain a restricted security due to Bank of America’s ownership of UST Advisers, Inc.

44

Appendix E: Other Important Policies outside the Code

1) MFC Code of Business Conduct and Ethics

2) John Hancock Insider Trading Policy

3) Policy Regarding Dissemination of Mutual Fund Portfolio Information

4) Manulife Financial Corporation Anti-Fraud Policy

5) John Hancock Anti-Money Laundering (AML) and Anti-Terrorist Financing (ATF) Program

6) Conflict of Interest Rules for Directors and Officers

45

Appendix F: Investment Professional Disclosure of Personal Securities Conflicts:

As an investment professional, Access Level I Persons, you must promptly disclose your direct or indirect beneficial interest in a security that is under consideration for purchase or sale in a John Hancock Affiliated Fund or account. You are required to follow the following guidelines.

If you or a member of your family own:

a 5% or greater interest in a company, John Hancock Affiliated Funds and its affiliates may not make any investment in that company;

a 1% or greater interest in a company, you cannot participate in any decision by John Hancock Funds and its affiliates to buy or sell that company’s securities;

ANY other interest in a company, you cannot recommend or participate in a decision by John Hancock Affiliated Funds, and its affiliates to buy or sell that company’s securities unless your personal interest is fully disclosed at all stages of the investment decision.

In such instances, you must initially disclose that beneficial interest orally to the primary portfolio manager (or other appropriate analyst) of the Affiliated Fund or account or the appropriate Chief Investment Officer. Following the oral disclosure, you must send a written acknowledgement to the primary portfolio manager with a copy to the Code of Ethics Administration Department.

For the purposes of this requirement investment professionals are defined as analysts and portfolio managers.

46

Appendix G: John Hancock Advisers Schedule of Fines and Sanctions

Remedy

			Meet w/		Liquidate
Code Violation	Policy Memo	Violation Notice	Compliance	Fine	Position	Profit Surrender [4]	Restrict Trading	Termination	Comments

De Minimus Pre-clearance Violation [1]	X		*						Subsequent violations may result in fines**

Procedural Pre-clearance Violation [2]	X		*						Subsequent violations may result in fines**

1st Failure to Pre-clear (new employee w/o
notice - would have been approved)	X		*				**		Subsequent violations may result in fines**

1st Failure to Pre-clear (new employee w/o
notice - would have been denied)	X		*		X	X	**		Subsequent violations may result in fines**

1st Violation of New Rule	X		*						Subsequent violations may result in fines**

Certifying to incorrect data (i.e. holdings
discrepancies)	X								Subsequent violations may result in fines**

1st Failure to Pre-clear for Employee w/ Prior
Notice (would have been approved)		X					**		Subsequent violations may result in fines**

1st Failure to Pre-clear for Employee w/ Prior
Notice (would have been denied)		X			X	X	**		Subsequent violations may result in fines**

1st Violation of any other Material Rule (i.e.
reporting)		X							Subsequent violations may result in fines**

IPO w/out approval (would have been
approved)		X							Subsequent violations may result in fines**

[3] First Violation = $250/$1000 - Subsequent
Violations set by Compliance and Business
IPO w/out approval (would have been denied)		X		X	X	X			Practices Committee at least = $500/$2000

[3] First Violation = $250/$1000 - Subsequent
Violations set by Compliance and Business
No Pre-clearance after Violation Notice				X	X	X			Practices Committee at least = $500/$2000

[3] First Violation = $250/$1000 - Subsequent
Violations set by Compliance and Business
Trading after Pre-clearance Denial				X	X	X	**		Practices Committee at least = $500/$2000

[3] First Violation = $250/$1000 - Subsequent
Violations set by Compliance and Business
PM Violation of 7-Day Blackout Period				X	X	X	**		Practices Committee at least = $500/$2000

[3] First Violation = $250/$1000 - Subsequent
Violations set by Compliance and Business
Private Placement w/o Approval				X	X	X			Practices Committee at least = $500/$2000

Refusal to Acknowledge Code							X

			*Meeting at the discretion of the Chief Compliance Officer				**At the discretion of the Compliance and Business Practices Committee

1De Minimus = lesser of 50 shares or $1,000

2 Procedure Pre-clearance = incorrect symbol, incorrect trade direction or incorrect brokerage account

3 Tiered Fines - lesser amount is for Regular Access persons with a job grade below AVP and higher amount is for Investment Access Persons and anyone with a job grade of AVP or higher

4 Disgorgement only if profit is greater than $100

47

Appendix H: Chief Compliance Officers and Code of Ethics Contacts

Entity	Chief Compliance Officer

John Hancock Advisers, LLC	Frank Knox – 617-663-2430

John Hancock Investment Management	Frank Knox
Services, LLC

Each open-end and closed-end fund advised	Frank Knox
by a John Hancock Adviser

John Hancock Funds, LLC	Michael Mahoney - 617-663-3021

John Hancock Distributors, LLC	Kathleen Pettit - 617-572-3872

Code of Ethics Contact	Phone number

Fred Spring	617-663-3485

Trina Robinson	617-663-3484

48

(f)(2) Not applicable

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES:

2007: 78,985
From 9/1/06 to 12/31/06 $63,685

These fees represent aggregate fees billed for the fiscal year ended (12/31/07) and the period from 9/1/06 to fiscal year end (12/31/06) (the “Reporting Periods”) for professional services rendered by the principal accountant, PricewaterhouseCoopers LLP (“PWC”), for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such period.

(b) AUDIT RELATED FEES:

2007: 25,960
From 9/1/06 to 12/31/06 $ $24,960

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by PWC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PWC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and fund merger audit services.

(c) TAX FEES:

2007: 15,395

From 9/1/06 to 12/31/06 $14,805

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by PWC for tax compliance, tax advice and tax planning. The tax services provided by PWC related to the review of the Registrant’s federal and state income tax returns, excise tax calculations and returns and a review of the Registrant’s calculations of capital gain and income distributions.

(d) ALL OTHER FEES; NONE.

(e) (1) The audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X are attached.

John Hancock Funds II
Audit Committee
Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees is responsible for the appointment, compensation and oversight of the services provided by the independent auditor to Manufacturers Investment Trust (the “Trust”). As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Trust’s independent auditor (the “Auditor”) in order to assure that these services do not impair the Auditor’s independence. In addition, these procedures also require the Audit Committee to pre-approve non-audit services provided by the Auditor to Manulife Financial Corporation (or any subsidiary thereof) where such services provided have a direct impact on the operations or financial reporting of the Trust as further assurance that such services do not impair the Auditor’s independence.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”), or (2) proposed services will require specific pre-approval (“specific pre-approval”). Unless a type of service provided by the Auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.

Exhibit I to this Policy describes the Audit, Audit-related, Tax and All Other Services that have been pre-approved by the Audit Committee. The Audit Committee will annually review these services. It is expected that such review will occur at the regularly scheduled April Audit Committee meeting.

II. Delegation

The Audit Committee may delegate pre-approval authority to its chairperson or any other member or members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting following the pre-approval.

If pre-approval of any services to be provided by the Auditors is required before the next regularly scheduled Audit Committee meeting, the Audit Committee hereby authorizes its chairman to provide such pre-approval.

III. Audit Services

The Trust’s annual audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the Trust’s financial statements. The Audit services that are pre-approved are set forth in Exhibit I.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements or that are traditionally performed by the independent auditor.

The audit-related services that are pre-approved are set forth in Exhibit I.

V. Tax Services

The SEC has stated generally that an independent auditor may provide tax services to a mutual fund, such as tax compliance, tax planning and tax advice, since such services do not impair the auditor’s independence.

The tax services that are pre-approved are listed in Exhibit I.

VI. All Other Services

The Audit Committee believes that other types of non-audit services are also permitted and that it may grant general pre-approval to non-audit services that it believes (a) are routine and recurring services, (b) would not impair the independence of the auditor and (c) are consistent with the Act and the rules relating thereto.

The non-audit services for which the Audit Committee has granted general pre-approval are set forth in Exhibit I.

The Auditor is permitted to assist management with internal investigations and fact-finding into alleged improprieties; however, these services are subject to specific pre-approval and engagement by the Audit Committee.

VI. Procedures

At least annually, the Trust’s Chief Financial Officer and the Auditor shall jointly submit to the Audit Committee for approval a revised EXHIBIT I. If any of the fee amounts listed on EXHIBIT I change materially subsequent to the Audit Committees approval, an updated EXHIBIT I will be presented to the Audit Committee at the next regularly scheduled meeting.

EXHIBIT I
John Hancock Funds II
John Hancock Funds III
Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services
Subject to General Pre-Approval

Service	Summary of Services	Projected Fees/
Fee Cap

Audit Services
Audit	Recurring audit of financial statements of the Trust in	$834.285 plus
	accordance with generally accepted auditing standards	$75,080 out-of-
	including, but not limited to:	pocket expenses
(capped at 9% of
	• Annual letter regarding the Trust’s internal control	fees).
to be included in the annual report to the SEC on
Form N-SAR;
• Review of the annual poet-effective amendment to
the Trust’s registration statement on SEC Form N-
1A, and consent to the incorporation by reference
of our report on the Trust’s financial statements in
such SEC filing;
• Review of each Trust portfolio’s tax provision and
RIC qualification calculation
• Accounting consultations and tax services required
to perform an audit in accordance with Generally
Accepted Auditing Standards.

	Other audit and special reports including, but not	Up to but not to
	limited to:	exceed $15,000
per instance.
• All services relating to any subsequent filings of
registration statements (including amendments
thereto) for the Trust with the SEC, including
issuance of auditor consents.

Audit-Related
Services

Consultations	Includes consultations relating to new regulatory rules	Up to but not to
concerning	and guidance, unusual or non-recurring transactions and	exceed $10,000
accounting and	other regulatory or financial reporting matters which	per instance
financial	are generally non-recurring.
reporting
standards

Service	Summary of Services	Projected Fees/
Fee Cap

Other auditing	Auditing procedures and special reports, including	$21,5000
procedures and	those needed for:	including expenses
issuance of	• Separate audit reports in connection with 17f-2	for the required
special purpose	security counts	17f-2 security
reports		counts

	• Various government agencies tax authorities and	Up to but not to
	Fund mergers	exceed $10,000
per instance

Tax Services

Tax Services	Recurring tax services including, but not limited to:	$133,740 plus
	• Review of each Trust portfolio’s federal, and if	$12,040 out-of-
	applicable, state tax returns	pocket expenses
	• Review required Trust portfolio distributions to	(capped at 9% of
	avoid excise tax and review related excise tax	fees)
returns

Consultations on	Consultation on U.S. tax matters, such as, funs	Up to but not to
various tax	reorganizations; tax basis earnings and profits	exceed $10,000
matters	computations, evaluating the tax characteristics if	per instance
certain expenses and income items; advice on
accounting methods, timing issues, compliance matters
and characterization issues.

Other Non-Audit
Services

	Training and industry updates	Up to but not to
exceed $5,000 per
instance

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,566,218 for the fiscal year ended December 31, 2007, and $1,832,000 for the period from commencement of operations (10/15/05) to fiscal year end (8/31/06).

(h) The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and service affiliates that were not pre-approved pursuant to paragraph (c) (7ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining PWC’s independence

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS. Included with Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS. Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS. Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) SEE ATTACHED CODE OF ETHICS.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/S/ Keith F. Hartstein
Keith F. Hartstein
President and
Chief Executive Officer
Date: February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/S/ Keith F. Hartstein
Keith F. Hartstein
President and
Chief Executive Officer
Date: February 28, 2008

/S/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: February 28, 2008